                            STOCK PURCHASE AGREEMENT

                           DATED AS OF MARCH 7, 1997

                               BETWEEN AND AMONG

                         HARBERT EQUITY FUND I, L.L.C.,

                                   PURCHASER,

                                      AND

                             CROWN NORTHCORP, INC.,

                                     SELLER

                               TABLE OF CONTENTS


                                                                                                       Page
ARTICLE I - THE FIRST PURCHASE AND SALE................................................................  1
     SECTION 1.1.  Terms of the First Purchase and Sale................................................  1
     SECTION 1.2.  The First Closing...................................................................  1
     SECTION 1.3.  Conditions to the Obligation of the Purchaser to Consummate
                   the Transactions to be Consummated Hereunder at the First Closing...................  2
     SECTION 1.4.  Conditions to the Obligation of the Seller to Consummate the
                   Transactions to be Consummated Hereunder at the First Closing.......................  3

ARTICLE II - THE SECOND PURCHASES AND SALES............................................................  5
     SECTION 2.1.  Terms of the Second Purchases and Sales.............................................  5
     SECTION 2.2.  The Second Closings.................................................................  6
     SECTION 2.3.  Conditions to the Obligation of the Purchaser to Consummate the
                   Transactions to be Consummated Hereunder at a Second Closing........................  7
     SECTION 2.4.  Conditions to the Obligation of the Seller to Consummate the
                   Transactions to be Consummated Hereunder at a Second Closing........................  8
     SECTION 2.5.  Option to Purchase.................................................................. 10

ARTICLE III - THE THIRD PURCHASE AND SALE.............................................................. 11
     SECTION 3.1.  Terms of the Third Purchase and Sale................................................ 11
     SECTION 3.2.  The Third Closing................................................................... 11
     SECTION 3.3.  Conditions to the Obligation of the Purchaser to Consummate the
                   Transactions to be Consummated Hereunder at the Third Closing....................... 12
     SECTION 3.4.  Conditions to the Obligation of the Seller to Consummate the
                   Transactions to be Consummated Hereunder at the Third Closing....................... 13
     SECTION 3.5.  Option to Purchase.................................................................. 15

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE SELLER.............................................. 16

     SECTION 4.1.  First Closing Representations and Warranties........................................ 16
     SECTION 4.2.  Second Closing, Third Closing and Option Representations and
                   Warranties.......................................................................... 26

ARTICLE V - REPRESENTATIONS AND WARRANTIES OF THE PURCHASER............................................ 28
     SECTION 5.1.  Organization........................................................................ 28
     SECTION 5.2.  Authority to Buy.................................................................... 28
     SECTION 5.3.  Non-Distributive Intent............................................................. 28
     SECTION 5.4.  Investment Company.................................................................. 29
     SECTION 5.5.  Compliance with Laws................................................................ 29
     SECTION 5.6.  Broker Fees......................................................................... 29

                                                                                                       Page
ARTICLE VI - COVENANTS OF THE SELLER................................................................... 29
     SECTION 6.1.  Furnish Future Information.......................................................... 29
     SECTION 6.2.  Board Representation................................................................ 30
     SECTION 6.3.  Corporate Governance................................................................ 31
     SECTION 6.4.  Reasonable Best Efforts............................................................. 31
     SECTION 6.5.  Reservation of Authorized Shares.................................................... 31
     SECTION 6.6.  Anti-Dilution....................................................................... 31

ARTICLE VII - COVENANTS OF THE PURCHASER............................................................... 32
     SECTION 7.1.  Compliance with Securities Laws..................................................... 32
     SECTION 7.2.  Director Filings.................................................................... 32
     SECTION 7.3.  Change of Residence and Principal Executive Office.................................. 32

ARTICLE VIII - REPURCHASE RIGHTS OF THE SELLER......................................................... 32

ARTICLE IX - INDEMNIFICATION........................................................................... 34
     SECTION 9.1.  Indemnification by the Seller....................................................... 34
     SECTION 9.2.  Indemnification by the Purchaser.................................................... 34
     SECTION 9.3.  Method of Asserting Claims.......................................................... 35
     SECTION 9.4.  Payment............................................................................. 36
     SECTION 9.5.  Arbitration......................................................................... 37
     SECTION 9.6.  Other Rights and Remedies Not Affected.............................................. 37

ARTICLE X - MISCELLANEOUS.............................................................................. 38
     SECTION 10.1. Further Actions..................................................................... 38
     SECTION 10.2. Availability of Equitable Remedies.................................................. 38
     SECTION 10.3. Survival............................................................................ 38
     SECTION 10.4. Modification........................................................................ 38
     SECTION 10.5. Notices............................................................................. 38
     SECTION 10.6. Waiver.............................................................................. 39
     SECTION 10.7. Binding Effect...................................................................... 40
     SECTION 10.8. No Third Party Beneficiaries........................................................ 40
     SECTION 10.9. Separability........................................................................ 40
     SECTION 10.10.Headings............................................................................ 40
     SECTION 10.11.Counterparts; Governing Law......................................................... 40
     SECTION 10.12.Assignments......................................................................... 40

                                      (ii)

EXHIBIT A -     Seller's Officer's Certificate - First Closing
                (Section 1.3(a))
EXHIBIT B -     Opinion of Seller's Counsel
                (Sections 1.3(b); 2.3(b); 3.3(b))

EXHIBIT C -     Purchaser's Officer's Certificate - First Closing
                (Section 1.4(a))
EXHIBIT D -     Opinion of Purchaser's Counsel
                (Sections 1.4(b); 2.4(b); 3.4(b))

EXHIBIT E -     Escrow Agreement
                (Section 2.1(a))

EXHIBIT F -     Acquisition Criteria
                (Section 2.3(a))

EXHIBIT G -     Seller's Officer's Certificate - Second Closing
                (Section 2.3(b))
EXHIBIT H -     Purchaser's Officer's Certificate - Second Closing
                (Section 2.4(a))
EXHIBIT I -     Fund Criteria
                (Section 3.3(a))

EXHIBIT J -     Seller's Officer's Certificate - Third Closing
                (Section 3.3(b))
EXHIBIT K -     Purchaser's Officer's Certificate - Third Closing
                (Section 3.4(a))
EXHIBIT L -     Voting Agreement
                (Sections 1.3(h); 1.4(b))

Schedule 4.1(a) Subsidiaries
Schedule 4.1(b) Capitalization
Schedule 4.1(e) Litigation
Schedule 4.1(f) Properties
Schedule 4.1(g) Contracts
Schedule 4.1(h) ERISA
Schedule 4.1(j) Consents
Schedule 4.1(k) Intellectual Property
Schedule 4.1(l) Insurance
Schedule 4.1(m) Related Party Transactions


                                     (iii)

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of March 7, 1997, is between and among HARBERT EQUITY FUND I, L.L.C., a Georgia limited liability company with offices at One Riverchase Parkway South, Birmingham, Alabama 35244 (the "Purchaser"), and CROWN NORTHCORP, INC., a Delaware corporation with offices at 1251 Dublin Road, Columbus, Ohio 43215 (the "Seller").

                                  WITNESSETH:

         WHEREAS, the Purchaser desires to purchase from the Seller, and the Seller desires to sell to the Purchaser, certain shares of the Common Stock, par value $.01 per share, of the Seller (the "Seller Common Stock") on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy, sufficiency, and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                          THE FIRST PURCHASE AND SALE

         SECTION 1.1. TERMS OF THE FIRST PURCHASE AND SALE. On the basis of the representations and warranties set forth in Section 4.1 and Article V, and subject to the terms and conditions set forth herein:

         (a) The Seller shall issue at the First Closing (as hereinafter defined) to the Purchaser a certificate registered in the name of the Purchaser for 1,000,000 shares (the "First Closing Shares") of Seller Common Stock.

         (b) As consideration for the First Closing Shares, the Purchaser shall deliver at the First Closing to the Seller $1,000,000 in cash, by certified check, or by wire transfer of immediately available funds to an account designated in writing by the Seller.

         SECTION 1.2. THE FIRST CLOSING. The closing of the transactions contemplated by Section 1.1 (the "First Closing") shall take place at the offices of Powell, Goldstein, Frazer & Murphy LLP, 191 Peachtree Street, N.E., Atlanta, Georgia 30303, at 11:00 A.M., local time, on March 7, 1997 (the "First Closing Date"). The First Closing may occur at such different place, such different time, or such different date or a combination thereof as the Purchaser and the Seller agree in writing.

         SECTION 1.3. CONDITIONS TO THE OBLIGATION OF THE PURCHASER TO CONSUMMATE THE TRANSACTIONS TO BE CONSUMMATED HEREUNDER AT THE FIRST CLOSING. The obligations of the Purchaser to consummate the transactions to be consummated hereunder at the First Closing are subject to the following conditions (unless waived by the Purchaser in its discretion):

         (a) ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH CONDITIONS. All representations and warranties of the Seller contained in Section 4.1 of this Agreement shall be true and correct as of the First Closing; as of the First Closing the Seller shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by the Seller at or before such time by this Agreement; and the Purchaser shall have received a certificate executed by the Chairman of the Board and Chief Executive Officer of the Seller, dated the First Closing Date, to that effect, substantially in the form of Exhibit A.

         (b) OPINION OF COUNSEL. The Seller shall have delivered to the Purchaser on the First Closing Date the favorable opinions of each of Powell, Goldstein, Frazer & Murphy LLP, counsel to the Seller and Stephen W. Brown, Secretary of the Seller, each dated as of such date, collectively addressing the matters set forth in Exhibit B and each in the form agreed upon by the Purchaser and the Seller, each acting reasonably and in good faith.

         (c) OTHER CLOSING DOCUMENTS. The Seller shall have delivered to the Purchaser on or prior to the First Closing such other documents as the Purchaser may reasonably request in order to enable the Purchaser to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

         (d) LEGAL ACTION. A third party shall not have instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement or any of the other agreements, instruments, and other documents executed or to be executed and delivered pursuant hereto or in connection therewith (collectively, and including this Agreement, the "Operative Documents"), or to obtain substantial damages with respect thereto.

         (e) NO GOVERNMENTAL ACTION. There shall not have been any action taken, or any law, rule, regulation, order, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by any of the Operative Documents, by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of the Purchaser, (i) makes any of the transactions contemplated by this Agreement illegal, (ii) results in a material delay in the ability of the Purchaser to consummate any of the transactions contemplated by this Agreement,
(iii) imposes material limitations on the ability of the Purchaser, other than those imposed by the Voting Agreement (as hereinafter defined) effectively to exercise full rights of ownership of the First Closing Shares including the right to vote the First Closing Shares on all matters properly presented to the stockholders of the Seller except as contemplated by the Voting Agreement, or
(iv) otherwise prohibits, restricts, or materially delays consummation of any of the transactions contemplated by this Agreement.

         (f) "BLUE-SKY" LAW COMPLIANCE. The Seller shall have received such consents, approvals, registrations, qualifications, and other authorizations from the state securities authorities having jurisdiction over the state in which the Purchaser then resides as shall be necessary for the Seller to legally issue the First Closing Shares to the Purchaser under the state securities laws of such state.

         (g) CONTRACTUAL CONSENTS NEEDED. The Seller shall have obtained at or prior to the First Closing all consents, if any, required for the consummation of the transactions to be consummated hereunder at the First Closing from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Seller or any of its consolidated subsidiaries or consolidated affiliates (each, a "Subsidiary", and collectively, the "Subsidiaries") is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

         (h) VOTING AGREEMENT. Ronald E. Roark and Tucker Holding Company, Ltd. shall have executed and delivered to the Purchaser the Voting Agreement in the form of Exhibit L (the "Voting Agreement").

         SECTION 1.4. CONDITIONS TO THE OBLIGATION OF THE SELLER TO CONSUMMATE THE TRANSACTIONS TO BE CONSUMMATED HEREUNDER AT THE FIRST CLOSING. The obligations of the Seller to consummate the transactions to be consummated hereunder at the First Closing are subject to the following conditions (unless waived by the Seller in its discretion):

         (a) ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH CONDITIONS. All representations and warranties of the Purchaser contained in Article V of this Agreement shall be true and correct as of the First Closing; as of the First Closing the Purchaser shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by the Purchaser at or before such time by this Agreement; and the Seller shall have received a certificate executed by the President or any Vice President of Harbert Management Corporation, an Alabama corporation (the "Manager"), the Manager of the Purchaser, dated the date of the First Closing, to that effect, substantially in the form of Exhibit C.

         (b) OPINION OF COUNSEL. The Purchaser shall have delivered to the Seller on the date of the First Closing the favorable opinion of each of Kilpatrick Stockton LLP, counsel to the Purchaser, and Patricia Mandt, General Counsel of Harbert Management Corporation, each dated as of such date, collectively addressing the matters set forth in Exhibit D and each in the form agreed upon by the Seller and the Purchaser, each acting reasonably and in good faith.

         (c) OTHER CLOSING DOCUMENTS. The Purchaser shall have delivered to the Seller at or prior to the First Closing such other documents, including, without limitation, an Investors Questionnaire, as the Seller may reasonably request in order to enable the Seller to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

         (d) LEGAL ACTION. A third party shall not have instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by the Operative Documents or in connection therewith, or to obtain substantial damages with respect thereto.

         (e) NO GOVERNMENTAL ACTION. There shall not have been any action taken, or any law, rule, regulation, order, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by any of the Operative Documents, by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of the Seller, (i) makes any of the transactions contemplated by this Agreement illegal, (ii) results in a material delay in the ability of the Seller to consummate any of the transactions contemplated by this Agreement, or
(iii) otherwise prohibits, restricts, or materially delays consummation of any of the transactions contemplated by this Agreement.

         (f) "BLUE-SKY" LAW COMPLIANCE. The Seller shall have received such consents, approvals, registrations, qualifications, and other authorizations from the state securities authorities having jurisdiction over the state in which the Purchaser then resides as shall be necessary for the Seller to legally issue the First Closing Shares to the Purchaser under the state securities laws of such state.

         (g) CONTRACTUAL CONSENTS NEEDED. The Seller shall have obtained on or prior to the First Closing all consents required for the consummation of the transactions to be consummated hereunder at the First Closing from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Seller or any Subsidiary is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

         (h) FAIRNESS OPINION. The Board of Directors of the Seller shall have obtained the favorable opinion of Delta Financial Group, Inc. as to the fairness, from a financial point of view, of the transactions contemplated hereby to the stockholders of the Seller, which opinion shall be in form and substance satisfactory to the Board of Directors of the Seller (the "Fairness Opinion").

         (i) VOTING AGREEMENT. The Purchaser shall have executed and delivered the Voting Agreement to each of Ronald E. Roark and Tucker Holding Company, Ltd.

                                   ARTICLE II

                         THE SECOND PURCHASES AND SALES

         SECTION 2.1. TERMS OF THE SECOND PURCHASES AND SALES. On the basis of the representations and warranties set forth in Section 4.1 and Article V as qualified and revised from time to time as provided herein and subject to the terms and conditions set forth herein:

         (a) On the date hereof, the Purchaser, the Seller, and AmSouth Bank of Alabama, as escrow agent (the "Escrow Agent"), have executed and delivered an Escrow Agreement in the form attached as Exhibit E (the "Escrow Agreement") providing for the creation of an escrow fund (the "Escrow Fund"). During the period commencing on the First Closing Date and terminating at 5:00 p.m., Eastern Standard Time, on the first anniversary thereof (the "Second Closing Period"), the Seller shall be entitled to deliver to the Purchaser a written notice of a proposed Third Party Acquisition (as defined in Section 2.3(a)) at any time after the conditions precedent to such Third Party Acquisition set forth in Section 2.3(a) have been satisfied, which notice shall summarize the proposed terms of such Third Party Acquisition, including without limitation the amount of the purchase consideration relating thereto approved by the Seller's Board of Directors (the "Acquisition Price"). Any Third Party Acquisition with respect to which such notice has been delivered to the Purchaser is referred to herein as a "Noticed Third Party Acquisition." Within three business days after the date of such notice, the Purchaser shall deposit into the Escrow Fund a sum equal to the related Acquisition Price (each, a "Deposit," and the date that such Deposit is made being referred to herein as the related "Deposit Date"). Notwithstanding any provision of this Agreement to the contrary, the aggregate Deposits required to be made into the Escrow Fund by the Purchaser hereunder, minus all Deposits released and paid to the Purchaser pursuant to Section 2.1(c), shall not exceed $2,000,000. From time to time during the Second Closing Period and for such period thereafter during which any Noticed Third Party Acquisition is pending, the Seller shall promptly inform the Purchaser in writing of any and all material developments pertaining to the negotiation, consummation, and termination of all Noticed Third Party Acquisitions; provided, however, that the Seller shall not hereby be required to violate any applicable law.

         (b) From time to time during the Second Closing Period, if the Seller enters into a contract (each, an "Acquisition Agreement") providing for the consummation of a Noticed Third Party Acquisition, the Seller shall promptly deliver to the Purchaser a written notice of such occurrence (an "Acquisition Notice") summarizing the material terms of such Acquisition Agreement and accompanied by a true and correct copy of such Acquisition Agreement (the date of each such notice being referred to herein as a "Second Closing Notice Date"). Provided that all of the conditions precedent set forth in Section 2.3 and 2.4 have been satisfied or waived as to the related Third Party Acquisition as of the date that such Third Party Acquisition is to be consummated (a "Second Closing Date"), as early as practicable on the related Second Closing Date the Seller shall deliver a certificate (a "Seller Release Certificate") to the Escrow Agent and to the Purchaser, in compliance with paragraphs 4(a) and (c) of the Escrow Agreement, instructing the Escrow Agent to release and pay to the Seller, as early as is practicable on such Second Closing Date, a portion of the Escrow Fund (each, a "Second Closing Payment") equal to the lesser of (i) the amount then in the Escrow Fund, and (ii) the cash consideration to be paid by the Purchaser or any of its Subsidiaries to the seller(s) in such Third Party Acquisition, and the Seller, one or more of its Subsidiaries, or both (as applicable) shall utilize such Second Closing Payment to pay such cash consideration to such seller(s). As consideration therefor, the Seller shall promptly issue to the Purchaser on such Second Closing Date the number of shares of Seller Common Stock equal to the quotient obtained by dividing the related Second Closing Payment by $1.05, and shall promptly deliver to the Purchaser a certificate for such shares registered in the name of the Purchaser. The consummation of the transactions contemplated by this Section 2.1(b) with respect to any Third Party Acquisition as well as the consummation of the transactions contemplated by Section 2.5 shall each constitute a "Second Closing" for purposes of this Agreement except as set forth in Section 2.5(a), and all shares of Seller Common Stock issued in connection with Second Closings as of any date are referred to herein as the "Second Closing Shares."

         (c) Notwithstanding any provision of this Agreement to the contrary,
(i) if the Seller or a Subsidiary fails to consummate a Noticed Third Party Acquisition within 60 days after the related Deposit Date, or if the Acquisition Agreement relating to such Noticed Third Party Acquisition is earlier terminated, the Purchaser will have the right to issue to the Escrow Agent a certificate, in compliance with paragraphs 4(b) and (c) of the Escrow Agreement, instructing the Escrow Agent to release and pay to the Purchaser the related Deposit, together with all accrued interest thereon, and (ii) on the later of (x) the expiration of the Second Closing Period, or (y) the date that is 60 days after the Deposit Date pertaining to a Noticed Third Party Acquisition which has not been consummated and has not been terminated on or prior to the end of such 60 day period (the later of such dates being referred to herein as the "Second Closing Expiration Date"), the Purchaser will have the right to issue to the Escrow Agent a certificate, in compliance with paragraphs 4(b) and (c) of the Escrow Agreement, instructing the Escrow Agent to release and pay to the Purchaser any and all amounts (if any) then remaining in the Escrow Fund, together with all accrued interest thereon.

         SECTION 2.2. THE SECOND CLOSINGS. All Second Closings shall take place at the offices of Powell, Goldstein, Frazer & Murphy LLP, 191 Peachtree Street, N.E., Atlanta, Georgia 30303, at 9:00 A.M., local time on the related Second Closing Date. Any Second Closing may occur at such different place, such different time, or such different date or a combination thereof as the Purchaser and the Seller agree in writing.

         SECTION 2.3. CONDITIONS TO THE OBLIGATION OF THE PURCHASER TO CONSUMMATE THE TRANSACTIONS TO BE CONSUMMATED HEREUNDER AT A SECOND CLOSING. The obligations of the Purchaser to consummate the transactions to be consummated hereunder at a Second Closing are subject to the following conditions (unless waived by the Purchaser in its sole discretion):

         (a) ACQUISITION. During the Second Closing Period and with respect to the related Second Closing, (i) the Seller, in regular consultation with the Purchaser, shall have identified the related acquisition (each, a "Third Party Acquisition") to be made by the Seller, one or more Subsidiaries, or both, as the case may be, that satisfies all of the criteria set forth in Exhibit F (the "Second Closing Criteria"), and (ii) the Board of Directors of the Seller shall have approved such Third Party Acquisition.

         (b) ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH CONDITIONS. All representations and warranties of the Seller contained in Section 4.1 of this Agreement, as qualified and revised pursuant to the related Seller Disclosure Schedule (as hereinafter defined), shall be true and correct as of such Second Closing; as of such Second Closing the Seller shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by the Seller at or before such time by this Agreement; and the Purchaser shall have received a certificate executed by the Chief Executive Officer, the President, or any Vice President of the Seller, dated as of the related Second Closing Date, to that effect, substantially in the form of Exhibit G.

         (c) OPINION OF COUNSEL. The Seller shall have delivered to the Purchaser on the related Second Closing Date the favorable opinions of each of Powell, Goldstein, Frazer & Murphy LLP, counsel to the Seller, and Stephen W. Brown, Secretary of the Seller, each dated as of such date, collectively addressing the matters set forth in Exhibit B and each in the form agreed upon by the Purchaser and the Seller, each acting reasonably and in good faith.

         (d) OTHER CLOSING DOCUMENTS. The Seller shall have delivered to the Purchaser on or prior to the related Second Closing Date such other documents as the Purchaser may reasonably request in order to enable the Purchaser to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

         (e) LEGAL ACTION. An unaffiliated third party shall not have instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement or any of the other Operative Documents, or to obtain substantial damages with respect thereto.

         (f) NO GOVERNMENTAL ACTION. There shall not have been any action taken, or any law, rule, regulation, order, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by any of the Operative Documents by, any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of the Purchaser, (i) makes any of the transactions contemplated by this Agreement illegal, (ii) results in a material delay in the ability of the Purchaser to consummate any of the transactions contemplated by this Agreement, (iii) imposes material limitations, other than those imposed by the Voting Agreement, on the ability of the Purchaser effectively to exercise full rights of ownership of the Seller Common Stock to be issued to the Purchaser at such Second Closing, including the right to vote such Seller Common Stock on all matters properly presented to the stockholders of the Seller except as contemplated by the Voting Agreement, or (iv) otherwise prohibits, restricts, or materially delays consummation of any of the transactions contemplated by this Agreement.

         (g) "BLUE-SKY" LAW COMPLIANCE. The Seller shall have received such consents, approvals, registrations, qualifications, and other authorizations from the state securities authorities having jurisdiction over the state in which the Purchaser then resides as shall be necessary for the Seller to legally issue the Seller Common Stock to be issued to the Purchaser at such Second Closing under the state securities laws of such state.

         (h) CONTRACTUAL CONSENTS NEEDED. The Seller shall have obtained on or prior to the related Second Closing Date all consents, if any, required for the consummation of the transactions to be consummated hereunder at such Second Closing from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Seller or any Subsidiary is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

         (i) NO MATERIAL ADVERSE EFFECT. The Seller Disclosure Schedule relating to such Second Closing (i) shall not reflect the occurrence of an event that had a Material Adverse Effect (as hereinafter defined) between the First Closing and such Second Closing, and (ii) shall not reflect the occurrence of any event that could reasonably be expected to have a Material Adverse Effect. As used herein, "Material Adverse Effect" means a material adverse effect upon the business, financial condition, or results of operations of the Seller and the Subsidiaries, considered as a whole.

         (j) NO MATERIAL BREACH. There shall not have been any material breach of any of the representations and warranties made by the Seller pursuant to Sections 4.1 or 4.2 in connection with any previous Closing.

         SECTION 2.4. CONDITIONS TO THE OBLIGATION OF THE SELLER TO CONSUMMATE THE TRANSACTIONS TO BE CONSUMMATED HEREUNDER AT A SECOND CLOSING. The obligations of the Seller to consummate the transactions to be consummated hereunder at a Second Closing are subject to the following conditions (unless waived by the Seller in its discretion):

         (a) ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH CONDITIONS. All representations and warranties of the Purchaser contained in this Agreement, as qualified and revised pursuant to the related Purchaser Disclosure Schedule (as hereinafter defined), shall be true and correct as of such Second Closing; as of such Second Closing the Purchaser shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by the Purchaser at or before such time by this Agreement; and the Seller shall have received a certificate executed by the President or Vice President of the Manager or other governing Person (as hereinafter defined) of the Purchaser, dated the Second Closing Date, to that effect, among other things, substantially in the form of Exhibit H.

         (b) OPINION OF COUNSEL. The Purchaser shall have delivered to the Seller on the Second Closing Date the favorable opinion of each of Kilpatrick Stockton LLP, counsel to the Purchaser, and Alabama counsel to the Manager or other governing Person of the Purchaser, each dated as of such date, collectively addressing the matters set forth in Exhibit D and each in the form agreed upon by the Seller and the Purchaser, each acting reasonably and in good faith.

         (c) OTHER CLOSING DOCUMENTS. The Purchaser shall have delivered to the Seller on or prior to the related Second Closing Date such other documents as the Seller may reasonably request, including, without limitation, an Investors Questionnaire, in order to enable the Seller to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

         (d) LEGAL ACTION. There shall not have been instituted or threatened by any Person other than the Seller or its affiliates any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by the Operative Documents or in connection therewith, or to obtain substantial damages with respect thereto.

         (e) NO GOVERNMENTAL ACTION. There shall not have been any action taken, or any law, rule, regulation, order, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by any of the Operative Documents by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of the Seller, (i) makes any of the transactions contemplated by this Agreement illegal, (ii) results in a material delay in the ability of the Seller to consummate any of the transactions contemplated by this Agreement, or
(iii) otherwise prohibits, restricts, or materially delays consummation of any of the transactions contemplated by this Agreement.

         (f) "BLUE-SKY" LAW COMPLIANCE. The Seller shall have received such consents, approvals, registrations, qualifications, and other authorizations from the state securities authorities having jurisdiction over the state in which the Purchaser then resides as shall be necessary for the Seller to legally issue the Seller Common Stock to be issued to the Purchaser at such Second Closing under the state securities laws of such state.

         (g) CONTRACTUAL CONSENTS NEEDED. The Seller shall have obtained on or prior to the related Second Closing Date all consents required for the consummation of the transactions to be consummated at such Second Closing from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Seller or any Subsidiary is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

         (h) FAIRNESS OPINION NOT WITHDRAWN. Subject to the Seller's compliance with Section 6.4, the Fairness Opinion shall not have been withdrawn.

         SECTION 2.5. OPTION TO PURCHASE.

         (a) GRANT OF OPTION. For a period (the "Second Closing Option Period") commencing on the date hereof and terminating ten business days after the date that the Second Closing Period terminates, the Purchaser will have the right and option (the "Second Closing Option"), but not the obligation, to purchase a number of shares (the "Second Closing Option Shares") of Seller Common Stock equal to 1,904,762 less the aggregate number of shares of Seller Common Stock purchased by the Purchaser in Second Closings as of the Second Option Closing Date (as defined in paragraph (c) below), for a purchase price of $1.05 per share (the "Second Closing Option Price").

         (b) EXERCISE OF OPTION. The Purchaser may exercise the Second Closing Option at any time during the Second Closing Option Period by delivery of written notice thereof to the Seller. The delivery of such notice shall suspend
(i) any and all obligations of the Purchaser to effect Deposits pursuant to
Section 2.1, and (ii) the Seller's rights and obligations pursuant to Section
2.1 with respect to Third Party Acquisitions that are not Noticed Third Party Acquisitions and with respect to which a Deposit has not been effected as of the date of such notice (including, without limitation, the right to issue any related Seller Release Certificate); and upon the closing of the Second Closing Option all of such obligations shall terminate and shall have no further force or effect.

         (c) CLOSING. The closing of the Second Closing Option shall take place at the offices of Kilpatrick Stockton LLP, 1100 Peachtree Street, N.E., Atlanta, Georgia 30309, at 11:00 a.m. local time, on the 30th day after the exercise thereof in compliance with the terms hereof (the "Second Option Closing Date"). At such closing, (i) the Seller shall issue to the Purchaser a certificate registered in the name of the Purchaser for the Second Closing Option Shares (which number and kind of shares shall be equitably and proportionately adjusted for stock splits, stock dividends, and other changes to the Seller Common Stock that are approved or implemented on or prior to the Second Option Closing Date), and (ii) as consideration for the Second Closing Option Shares, the Purchaser shall deliver to the Seller the Second Closing Option Price by certified check or by wire transfer of immediately available funds to an account previously designated in writing by the Seller, provided that any and all amounts (if any) then remaining in the Escrow Fund, together with all accrued interest applicable thereto, shall be released by the Escrow Agent to the Seller on the Second Option Closing Date and credited to the Purchaser's account at the closing toward the Second Closing Option Option Price, and the Purchaser will cause such release to be effected by issuing to the Escrow Agent a certificate, in compliance with Paragraphs 4(b) and (c) of the Escrow Agreement, instructing the Escrow Agent to effect such release. Notwithstanding any provision of this Agreement to the contrary, the closing of the Second Closing Option shall constitute a "Second Closing" for all purposes of this Agreement other than Section 2.5(a), and the respective obligations of the Seller and Purchaser to consummate the Second Closing Option shall be subject to prior satisfaction (or waiver) of the conditions set forth in Section 2.3, 2.4, and 4.2 of this Agreement, and to
Article VIII (if applicable), except that the condition precedent set forth in
Section 2.3(a) need not be satisfied by the Seller.

                                  ARTICLE III

                          THE THIRD PURCHASE AND SALE

         SECTION 3.1. TERMS OF THE THIRD PURCHASE AND SALE. On the basis of the representations and warranties set forth in Section 4.1 and Article V, as qualified and revised from time to time as provided herein, and subject to the terms and conditions set forth herein:

         (a) The Seller shall issue at the Third Closing (as hereinafter defined) to the Purchaser a certificate registered in the name of the Purchaser for 1,904,762 shares (the "Third Closing Shares"; each of the First Closing Shares, the Second Closing Shares, and the Third Closing Shares are collectively referred to herein as the "Shares") of the Seller Common Stock (which number and kind of shares shall be equitably and proportionately adjusted for stock splits, stock dividends, and other previous changes to the Seller Common Stock that are approved or implemented on or prior to the date of the Third Closing).

         (b) As consideration for the Third Closing Shares, the Purchaser shall deliver at the Third Closing to the Seller $2,000,000 in cash, by certified check, or by wire transfer of immediately available funds to an account previously designated in writing by the Seller.

         SECTION 3.2. THE THIRD CLOSING. The closing of the transactions contemplated by Section 3.1 (such closing, as well as the consummation of the transactions contemplated by Section 3.5, shall each constitute a "Third Closing;" each of the First Closing, the Second Closings, and the Third Closing are generically referred to herein as a "Closing") shall take place at the offices of Powell, Goldstein, Frazer & Murphy LLP, 191 Peachtree Street, N.E., Atlanta, Georgia 30303, at 11:00 A.M., local time, on the fifth business day after the date that each of the conditions precedent to the transactions to be consummated hereunder at the Second Closing set forth in Section 3.3(a), Section 3.3(g), and Section 3.4(f) have been satisfied. The Third Closing may occur at such different place, such different time, or such different date or a combination thereof as the Purchaser and the Seller agree in writing.

         SECTION 3.3. CONDITIONS TO THE OBLIGATION OF THE PURCHASER TO CONSUMMATE THE TRANSACTIONS TO BE CONSUMMATED HEREUNDER AT THE THIRD CLOSING. The obligations of the Purchaser to consummate the transactions to be consummated hereunder at the Third Closing are subject to the following conditions (unless waived by the Purchaser in its discretion):

         (a) CREATION OF FUND OR INVESTMENT. Within one calendar year after the date that the First Closing actually occurs, the Board of Directors of the Seller and the Purchaser, in their discretion, shall have (i) approved the creation of a fund that satisfies the criteria set forth in Exhibit I, and (ii) determined that such fund satisfies such criteria.

         (b) ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH CONDITIONS. All representations and warranties of the Seller contained in Section 4.1 of this Agreement, as qualified and revised pursuant to the Seller Disclosure Schedule applicable to the Third Closing, shall be true and correct as of the Third Closing; as of the Third Closing the Seller shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by the Seller at or before such time by this Agreement; and the Purchaser shall have received a certificate executed by the Chief Executive Officer, President, or any Vice President of the Seller, dated the date of the Third Closing, to that effect, substantially in the form of Exhibit J.

         (c) OPINION OF COUNSEL. The Seller shall have delivered to the Purchaser on the date of the Third Closing the favorable opinions of each of Powell, Goldstein, Frazer & Murphy LLP, counsel to the Seller, and Stephen W. Brown, Secretary of the Seller, each dated as of such date, collectively addressing the matters set forth in Exhibit B and each in the form agreed upon by the Purchaser and the Seller, each acting reasonably and in good faith.

         (d) CLOSING DOCUMENTS. The Seller shall have delivered to the Purchaser at or prior to the Third Closing such other documents as the Purchaser may reasonably request in order to enable the Purchaser to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

         (e) LEGAL ACTION. An unaffiliated third party shall not have instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement or any of the other Operative Documents, or to obtain substantial damages with respect thereto.

         (f) NO GOVERNMENTAL ACTION. There shall not have been any action taken, or any law, rule, regulation, order, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by any of the Operative Documents, by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of the Purchaser, (i) makes any of the transactions contemplated by this Agreement illegal, (ii) results in a material delay in the ability of the Purchaser to consummate any of the transactions contemplated by this Agreement,
(iii) imposes material limitations, other than those imposed by the Voting Agreement, on the ability of the Purchaser effectively to exercise full rights of ownership of the Third Closing Shares, including the right to vote the Third Closing Shares on all matters properly presented to the stockholders of the Seller except as contemplated by the Voting Agreement, or (iv) otherwise prohibits, restricts, or materially delays consummation of any of the transactions contemplated by this Agreement.

         (g) "BLUE-SKY" LAW COMPLIANCE. The Seller shall have received such consents, approvals, registrations, qualifications, and other authorizations from the state securities authorities having jurisdiction over the state in which the Purchaser then resides as shall be necessary for the Seller to legally issue the Third Closing Shares to the Purchaser under the state securities laws of such state.

         (h) CONTRACTUAL CONSENTS NEEDED. The Seller shall have obtained on or prior to the Third Closing all consents, if any, required for the consummation of the transactions to be consummated hereunder at the Third Closing from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Seller or any Subsidiary is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

         (i) NO MATERIAL ADVERSE EFFECT. The Seller Disclosure Schedule relating to the Third Closing (i) shall not reflect the occurrence of an event that had a Material Adverse Effect between the First Closing and the Third Closing, and (ii) shall not reflect any transaction or occurrence that could reasonably be expected to have a Material Adverse Effect.

         (j) NO MATERIAL BREACH. There shall not have been any material breach of any of the representations or warranties made by the Seller pursuant to Sections 4.1 or 4.2 in connection with any previous Closing.

         SECTION 3.4. CONDITIONS TO THE OBLIGATION OF THE SELLER TO CONSUMMATE THE TRANSACTIONS TO BE CONSUMMATED HEREUNDER AT THE THIRD CLOSING. The obligations of the Seller to consummate the transactions to be consummated hereunder at the Third Closing are subject to the following conditions (unless waived by the Seller in its discretion):

         (a) ACCURACY OF REPRESENTATIONS AND COMPLIANCE WITH CONDITIONS. All representations and warranties of the Purchaser contained in this Agreement (as qualified and revised pursuant to the Purchaser Disclosure Schedule applicable to the Third Closing) shall be true and correct as of the Third Closing; as of the Third Closing the Purchaser shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by the Purchaser at or before such time by this Agreement; and the Seller shall have received a certificate executed by the President or Vice President of the Manager or other governing Person of the Purchaser, dated the date of the Third Closing, to that effect, among other things, substantially in the form of Exhibit K.

         (b) OPINION OF COUNSEL. The Purchaser shall have delivered to the Seller on the date of the Third Closing the favorable opinion of each of Kilpatrick Stockton LLP, counsel to the Purchaser, and Alabama counsel to the Manager or other governing Person of the Purchaser, each dated as of such date, collectively addressing the matters set forth in Exhibit D and each in the form agreed upon by the Seller and the Purchaser, each acting reasonably and in good faith.

         (c) OTHER CLOSING DOCUMENTS. The Purchaser shall have delivered to the Seller on or prior to the Third Closing such other documents, including, without limitation, an Investors Questionnaire, as the Seller may reasonably request in order to enable the Seller to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

         (d) LEGAL ACTION. There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by the Operative Documents or in connection therewith, or to obtain substantial damages with respect thereto.

         (e) NO GOVERNMENTAL ACTION. There shall not have been any action taken, or any law, rule, regulation, order, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by any of the Operative Documents, by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of the Seller, (i) makes any of the transactions contemplated by this Agreement illegal, (ii) results in a delay in the ability of the Seller to consummate any of the transactions contemplated by this Agreement, or (iii) otherwise prohibits, restricts, or delays consummation of any of the transactions contemplated by this Agreement.

         (f) "BLUE-SKY" LAW COMPLIANCE. The Seller shall have received such consents, approvals, registrations, qualifications, and other authorizations from the state securities authorities having jurisdiction over the state in which the Purchaser then resides as shall be necessary for the Seller to legally issue the Third Closing Shares to the Purchaser under the state securities laws of such state.

         (g) CONTRACTUAL CONSENTS NEEDED. The Seller shall have obtained on or prior to the Third Closing all consents, if any, required for the consummation of the transactions to be consummated hereunder at the Third Closing from any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Seller or any Subsidiary is a party, or to which any of them or any of their respective businesses, properties, or assets are subject.

         (h) FAIRNESS OPINION NOT WITHDRAWN. Subject to the Seller's compliance with Section 6.4, the Fairness Opinion shall not have been withdrawn.

         SECTION 3.5. OPTION TO PURCHASE.

         (a) GRANT OF OPTION. For a period (the "Third Closing Option Period") commencing on the date hereof and terminating ten business days after the first anniversary of the First Closing Date, the Purchaser will have the right and option (the "Third Closing Option" and, together with the Second Closing Option, generically an "Option"), but not the obligation, to purchase the Third Closing Shares for a total purchase price of $2,000,000 ($1.05 per share), exercisable only if the Purchaser has not previously purchased the Third Closing Shares pursuant to Section 3.1.

         (b) EXERCISE OF OPTION. The Purchaser may exercise the Third Closing Option at any time during the Third Closing Option Period by delivery of written notice thereof to the Seller.

         (c) CLOSING. The closing of Third Closing Option shall take place at the offices of Kilpatrick Stockton LLP, 1100 Peachtree Street, N.E., Atlanta, Georgia 30309, at 11:00 a.m. local time, on the 30th day after the exercise thereof in compliance with the terms hereof (the "Third Option Closing Date"; each of the Second Option Closing Date and the Third Option Closing Date being generically referred to herein as an "Option Closing Date"). At such closing,
(i) the Seller shall issue to the Purchaser a certificate registered in the name of the Purchaser for the Third Closing Option Shares (which number and kind of shares shall be equitably and proportionately adjusted for stock splits, stock dividends, and other changes to the Seller Common Stock that are approved or implemented on or prior to the Third Option Closing Date), and (ii) as consideration for the Third Closing Option Shares, the Purchaser shall deliver to the Seller $2,000,000 by certified check, or by wire transfer of immediately available funds to an account previously designated in writing by the Seller. The closing of the Third Closing Option shall constitute the "Third Closing" for purposes of this Agreement, and the respective obligations of the Seller and Purchaser to consummate the Third Closing Option shall be subject to prior satisfaction (or waiver) of the conditions set forth in Section

3.3, 3.4 and 4.2 of this Agreement, and to Article VIII (if applicable), except that the conditions precedent set forth in Section 3.3(a) need not be satisfied by the Seller.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

         SECTION 4.1. FIRST CLOSING REPRESENTATIONS AND WARRANTIES. The Seller represents and warrants to the Purchaser as of the First Closing as follows:

         (a) ORGANIZATION AND QUALIFICATION. The Seller owns, either directly or through one or more wholly-owned subsidiaries, all the outstanding shares of capital stock of the Subsidiaries. All of the Subsidiaries are listed on
Schedule 4.1(a). Other than the Subsidiaries, neither the Seller nor any Subsidiary has a consolidated subsidiary or consolidated affiliate corporation or owns any material interest in any other person, firm or entity ("Person") except as set forth on Schedule 4.1(a). Schedule 4.1(a) also correctly sets forth as to the Seller and as to each Subsidiary its place of incorporation or organization, principal place of business, jurisdictions in which it is qualified to do business, and the business which it currently conducts; and as to each Subsidiary its authorized capitalization (if applicable), its shares of capital stock or other equity interests outstanding, and the record and beneficial owner of those shares. Each of Seller and each of the Subsidiaries is a corporation, limited partnership, or limited liability company duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation or organization, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the business in which it is now engaged, in each case except for such consents, authorizations, approvals, orders, licenses, certificates, permits, declarations, and filings, the absence of which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Each of the Seller and each of the Subsidiaries is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary, except where the absence of such qualification or good standing could not reasonably be expected to have a Material Adverse Effect.

         (b) CAPITALIZATION. The authorized capital stock of the Seller consists of (i) 30,000,000 shares of Seller Common Stock, of which 8,776,723 shares are outstanding as of the date hereof (excluding the First Closing Shares), and (ii) 1,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), of which (A) 450 shares of Series A Convertible Preferred Stock, par value $.01 per share, (B) 2,000 shares of Series B Preferred Stock, par value $.01 per share, and (C) 500 shares of Series C Convertible Preferred Stock, par value $.01 per share, are outstanding as of the date hereof. Each of such outstanding shares of Seller Common Stock and each outstanding share of each outstanding series of Preferred Stock is duly authorized, validly issued, fully paid, and nonassessable, and was not issued in violation of any applicable law or of any preemptive right of stockholders. All persons who, to the Knowledge of the Seller (as hereinafter defined), own of record or beneficially five percent or more of any class or series of capital stock of the Seller are set forth on Schedule 4.1(b). Except for this Agreement and as set forth on
Schedule 4.1(b), there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Seller or of any Subsidiary or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of the Seller or of any Subsidiary. Except as set forth on Schedule 4.1(b), there is outstanding no security or other instrument convertible into or exchangeable for capital stock of the Seller or of any Subsidiary. As used herein, "Knowledge of the Seller" means the actual knowledge of any one or more of Ronald E. Roark, Stephen W. Brown, or Richard Brock, assuming that each possesses the actual knowledge that an officer or director with their responsibilities would possess after reasonable inquiry into the applicable matter.

         (c) FINANCIAL CONDITION. The Seller has delivered to the Purchaser true and correct copies of the following: audited consolidated balance sheets of the Seller as of December 31, 1995 and December 31, 1994; the unaudited consolidated balance sheet of the Seller as of December 31, 1996 (the "Unaudited Balance Sheet"); audited consolidated statements of income, consolidated statements of retained earnings, and consolidated statements of cash flows of the Seller for the years ended December 31, 1995 and December 31, 1994; and the unaudited consolidated statement of income, consolidated statement of retained earnings, and consolidated statement of cash flows of the Seller for the year ended December 31, 1996 (collectively the "Financial Statements"). Each such consolidated balance sheet presents fairly the financial condition, assets, liabilities, and stockholders' equity of the Seller and its consolidated subsidiaries as of its date; each such consolidated statement of income and consolidated statement of retained earnings presents fairly the results of operations of the Seller and its consolidated subsidiaries for the period indicated; and each such consolidated statement of cash flows presents fairly the information purported to be shown therein, in each case subject in the case of such unaudited consolidated balance sheet, consolidated statement of income, consolidated statement of retained earnings, and consolidated balance sheet to changes resulting from year-end audit adjustments. The financial statements referred to in this Section 4.1(c) have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved except as otherwise permitted by GAAP or, with respect to financial statement footnotes, the rules and regulations of the Securities and Exchange Commission (the "Commission") and are in accordance with the books and records of the Seller and its consolidated subsidiaries. Since December 31, 1996 (the "Reference Date"):

         (i) There has at no time been a material adverse change in the business, financial condition, or results of operations of the Seller and its consolidated subsidiaries, considered as a whole (including, without limitation, any adverse change in the rating of the Seller as a special servicer by any nationally recognized rating agency);

         (ii) Except as required or permitted by the terms of any outstanding series of Preferred Stock, neither the Seller nor any Subsidiary has authorized, declared, paid, or effected any dividend or liquidating or other distribution in respect of its capital stock or other outstanding equity interests or any direct or indirect redemption, purchase, or other acquisition of any stock of the Seller or any equity interest of any Subsidiary;

         (iii) The operations and business of the Seller and each Subsidiary have been conducted in all respects only in the ordinary course; and

         (iv) Neither the Seller nor any Subsidiary has suffered an extraordinary loss (whether or not covered by insurance) or waived any right of material value.

         (d) TAX AND OTHER LIABILITIES. Neither the Seller nor any Subsidiary has any liability of any nature, whether accrued, absolute, known, unknown, contingent or otherwise, including without limitation liabilities for federal, state, local, or foreign taxes and penalties, interest, and additions to tax ("Taxes") and liabilities to customers or suppliers, other than the following:

         (i) Liabilities for which full provision has been made on the Unaudited Balance Sheet; and

         (ii) Other liabilities arising since the Reference Date and prior to the First Closing in the ordinary course of business which are not inconsistent with the representations and warranties of the Seller set forth in Section 4.1. Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes on the Unaudited Balance Sheet are sufficient for all accrued and unpaid Taxes of the Seller and the Subsidiaries, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Unaudited Balance Sheet Date, for the period ended on such date and for all fiscal periods prior thereto. Each of Seller and each of the Subsidiaries has filed all federal, state, local, and foreign tax returns required to be filed by it; has delivered to the Purchaser a true and correct copy of each such return which was filed in the past three years; has paid (or has established on the Unaudited Balance Sheet a reserve for) all Taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable, in each case as of the Reference Date; and has delivered to the Purchaser a true and correct copy of any report as to adjustments received by it from any taxing authority during the past three years and a statement as to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report. Except as set forth in Schedule 4.1(d), neither the Seller nor any Subsidiary is a party to any contract or commitment to guarantee the payment or performance of any liability or other obligation by any other Person, or pursuant to which the Seller or any Subsidiary is or may become liable for the indebtedness or other obligations of any other Person. Except as set forth on
Section 4.1(d), Seller is not a party to any currently effective tax sharing agreement or arrangement or a control person for tax purposes of any Person other than the Subsidiaries.

         (e) LITIGATION AND CLAIMS. Except as set forth on Schedule 4.1(e), there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or, to the Knowledge of the Seller, threatened or in prospect (or any basis therefor to the Knowledge of the Seller) with respect to the Seller, any Subsidiary, or any of their respective businesses, properties, or assets. None of the matters disclosed on
Schedule 4.1(e) could reasonably be expected to have a Material Adverse Effect. Neither the Seller nor any Subsidiary is affected by any current or threatened strike or other labor disturbance nor to the Knowledge of the Seller is any union attempting to represent any employee of the Seller or of any Subsidiary as collective bargaining agent. Neither the Seller nor any Subsidiary is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, which violation or default could reasonably be expected to have a Material Adverse Effect; nor to the Knowledge of the Seller is the Seller or any Subsidiary required to take any action in order to avoid such violation or default.

         (f) PROPERTIES. (i) Each of the Seller and each of the Subsidiaries has good and marketable title in fee simple absolute to all real properties and good title to all other properties and assets used in its business or owned by it (except such real and other properties and assets as are held pursuant to leases or licenses described in Schedule 4.1(f)), free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances (except such as are listed on Schedule 4.1(f)).

         (ii) Set forth on Schedule 4.1(f) is a true, correct, and complete list of all real and other properties and assets owned by the Seller and the Subsidiaries or leased or licensed by the Seller or by any Subsidiary from or to a third party, including with respect to such properties and assets owned by the Seller or by any Subsidiary a statement of cost, book value and (except for land) reserve for depreciation of each item for tax purposes, and net book value of each item for financial reporting purposes, and, with respect to such properties and assets leased or licensed by the Seller or by any Subsidiary, a description of such lease or license. All such real and other properties and assets owned by the Seller or by any Subsidiary are reflected on the Last Balance Sheet (except for acquisitions subsequent to the Last Balance Sheet
Date). All real and other tangible properties and assets owned, leased, or licensed by the Seller or by any Subsidiary are in good and usable condition (ordinary wear and tear excepted), except for such properties and assets as are obsolete.

         (iii) The real and other properties and assets owned by the Seller and each Subsidiary or leased or licensed by the Seller or such Subsidiary from a third party constitute all such properties and assets which are necessary to the business of the Seller or such Subsidiary as currently conducted.

         (iv) The current use, occupancy and operation of the real properties owned by the Seller or any Subsidiary (the "Real Properties"), and all aspects of the improvements thereon and thereto (the "Real Properties Improvements"), are in compliance in all material respects with all material applicable federal, state and local laws and regulations and with all private restrictive covenants of record, and to the Knowledge of the Seller there is not any proposed change therein that would affect any of the Real Properties or its use, occupancy or operation. All Real Property Improvements are located within the lot lines (and within the mandatory setbacks from such lot lines established by applicable law or otherwise) and not over areas subject to easements or rights of way. All Real Property Improvements are in good condition and repair, suited for the operation of the business of the Seller or the relevant Subsidiary.

         (g) CONTRACTS AND OTHER INSTRUMENTS. Schedule 4.1(g) accurately and completely sets forth the information required to be contained therein regarding all contracts, agreements, instruments, leases, licenses, arrangements, or understandings with respect to the Seller and each Subsidiary, identifying whether the matter disclosed therein relates to the Seller or to a Subsidiary named therein. The Seller has furnished to the Purchaser (i) the certificate of incorporation (or other charter or organizational document) and by-laws (or other governing document) of the Seller and each Subsidiary and all amendments thereto, as currently in effect, and (ii) the following: (a) true and correct copies of all contracts, agreements, and instruments referred to in
Schedule 4.1(g); and (ii) true and correct copies of all leases and licenses referred to in Schedule 4.1(g). Neither the Seller, any Subsidiary, nor (to the Knowledge of the Seller) any other party to any such contract, agreement, instrument, lease, or license is now or expects in the future to be in violation or breach of, or in default with respect to complying with, any material term thereof; each such contract, agreement, instrument, lease, or license that is material to the business of the Seller is in full force and effect and is the legal, valid, and binding obligation of the parties thereto and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to them in accordance with its terms; and each such contract, agreement, instrument, lease or license that is not material to the business of the Seller is, to the Knowledge of the Seller, in full force and effect and is the legal, valid, and binding obligation of the parties thereto and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to them in accordance with its terms. Each such financing or other arrangement or understanding is to the Knowledge of the Seller a valid and continuing arrangement or understanding; neither the Seller, any Subsidiary, nor any other party to any such arrangement or understanding has given notice of termination or to the Knowledge of the Seller taken any action inconsistent with the continuance of such arrangement or understanding; and the execution, delivery, and performance of this Agreement will not prejudice any such arrangement or understanding in any way. Each of the Seller and each of the Subsidiaries enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating. Neither the Seller nor any Subsidiary is in violation or breach of, or in default with respect to, any term of its certificate of incorporation (or other charter or organizational document) or by-laws (or other governing document). Neither the Seller nor any Subsidiary is a member of a customer or user organization or of a trade association.

         (h) EMPLOYEES. (i) Except as set forth on Schedule 4.1(h), neither the Seller nor any Subsidiary has, or contributes to, any pension, profit-sharing, option, other incentive plan, or any other type of Employee Benefit Plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or has any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, insurance, or other benefits. The Seller has furnished to the Purchaser: (A) true and correct copies of all documents evidencing plans, obligations, or arrangements referred to in Schedule 4.1(h) (or true and correct written summaries of such plans, obligations, or arrangements to the extent not evidenced by documents) and true and correct copies of all documents evidencing trusts, summary plan descriptions, and any other summaries or descriptions relating to any such plans; and (B) the two most recent annual reports (Form 5500's), if any, including all schedules thereto and the most recent annual and periodic accounting of related plan assets with respect to each Employee Benefit Plan.

         (ii) All Accrued Liabilities (for contributions or otherwise) (as defined in this Section 4.1(h)(ii)) of the Seller or any Subsidiary as of the First Closing Date to each Employee Benefit Plan and with respect to each obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, insurance, or other benefits have been paid or accrued for all periods ending prior to the date of the First Closing and no payment to any Employee Benefit Plan or with respect to any such obligation or arrangement since the Last Balance Sheet Date has been disproportionately large compared to prior payments. For purposes of the preceding sentence, "Accrued Liabilities" shall include a pro rata contribution to each Employee Benefit Plan or with respect to each such obligation or arrangement for that portion of a plan year or other applicable period which commences prior to and ends after the First Closing Date, and Accrued Liabilities for any portion of a plan year or other applicable period shall be determined by multiplying the liability for the entire such year or period by a fraction, the numerator of which is the number of days preceding the date of the First Closing in such year or period and the denominator of which is the number of days in such year or period, as the case may be.

         (iii) There has been no violation of the reporting and disclosure requirements imposed either under ERISA or the Internal Revenue Code of 1986, as amended, or its predecessor statute (the "Code") for which a penalty has been or may be imposed with respect to any Employee Benefit Plan of the Seller or of any Subsidiary and which could reasonably be expected to have a Material Adverse Effect. No Employee Benefit Plan or related trust of the Seller or any Subsidiary has any material liability of any nature, accrued or contingent, including without limitation liabilities for Taxes (other than for routine payments to be made in due course to participants and beneficiaries, except as set forth in Schedule 4.1(h)) which liabilities could reasonably be expected to have a Material Adverse Effect. There has been no violation by any Employee Benefit Plan of the Seller or any Subsidiary which is a group health plan within the meaning of Section 162(i)(3) of the Code with the applicable requirements of Section 162(k) of the Code. Other than the health care continuation requirements of Section 162(k) of the Code, neither the Seller nor any Subsidiary has any obligation to provide post-retirement medical benefits or life insurance coverage to any current or former employees. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect (or any basis therefor to the Knowledge of the Seller) with respect to any Employee Benefit Plan or related trust or with respect to any fiduciary, administrator, or sponsor (in its capacity as such) of any Employee Benefit Plan, which could reasonably be expected to have a Material Adverse Effect. No Employee Benefit Plan or related trust and no such obligation or arrangement is in material violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, which violation or default could reasonably be expected to have a Material Adverse Effect nor to the Knowledge of the Seller is the Seller, any Subsidiary, any Employee Benefit Plan, or any related trust required to take any action in order to avoid violation or default. No event has occurred or is threatened or about to occur which would constitute a prohibited transaction under Section 406 of ERISA and which could reasonably be expected to have a Material Adverse Effect.

         (iv) Each Pension Plan maintained for the employees of the Seller or of any Subsidiary has been qualified, from its inception, under Section 401(a) of the Code and any related trust has been an exempt trust for such period under Section 501 of the Code. Each Pension Plan has been operated in accordance with its terms, except where the failure to so operate could not reasonably be expected to have a Material Adverse Effect. No investigation or review by the Internal Revenue Service is currently pending or (to the Knowledge of the Seller) is contemplated in which the Internal Revenue Service has asserted or may assert that any Pension Plan is not qualified under Section 401(a) of the Code or that any related trust is not exempt under Section 501 of the Code. No assessment of any federal taxes has been made or (to the Knowledge of the Seller) is contemplated against the Seller, any Subsidiary, or any related trust of any Pension Plan and nothing has occurred which would result in the assessment of unrelated business taxable income under the Code. Form 5500's have been timely filed with respect to all Pension Plans.

         (v) Neither the Seller nor any Subsidiary currently contributes to or since December 31, 1994 has effectuated either a complete or partial withdrawal from any multi employer Pension Plan within the meaning of Section 3(37) of ERISA or sponsored or otherwise maintained a Pension Plan subject to Title IV of ERISA.

         (vi) Schedule 4.1(f) contains a true and correct statement of the names, relationship with the Seller or any Subsidiary, current rates of compensation (whether in the form of salary, bonuses, commissions, or other supplemental compensation now or hereafter payable), and aggregate compensation for the fiscal year ended December 31, 1996 of each director, officer, or other employee of the Seller or of any Subsidiary whose aggregate compensation for the fiscal year ended December 31, 1996 exceeded $75,000 or whose aggregate compensation currently exceeds the rate of $75,000 per annum. Since February 1, 1997, neither the Seller nor any Subsidiary has changed the rate of compensation of any of its directors, officers, or employees, nor has any Employee Benefit Plan or program been instituted or amended to increase benefits thereunder.

         (i) QUESTIONABLE PAYMENTS. Neither the Seller, any Subsidiary, nor any director, officer, employee, or other person associated with the Seller or any Subsidiary when acting on behalf of the Seller or any Subsidiary, has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; established or maintained any unlawful or unrecorded fund of corporate monies or other assets; made any false or fictitious entry on the books or records of the Seller or any Subsidiary; made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; given any favor or gift which is not deductible for federal income tax purposes; or made any bribe, kickback, or other payment of a similar or comparable nature, whether lawful or not, to any person or entity, private or public, regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions, or to pay for favorable treatment for business secured or for special concessions already obtained.

         (j) AUTHORITY TO SELL. The Seller has all requisite power and authority to execute, deliver, and perform this Agreement and each of the Operative Documents to which the Seller is a party. All necessary corporate proceedings of the Seller have been duly taken to authorize the execution, delivery, and performance of this Agreement and each of the Operative Documents to which the Seller is a party by the Seller. Each of this Agreement and each of the Operative Documents to which the Seller is a party has been duly authorized, executed, and delivered by the Seller, constitutes the legal, valid, and binding obligation of the Seller, and is enforceable against it in accordance with its terms. Except as set forth on Schedule 4.1(j), no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Seller or any Subsidiary for the execution, delivery, or performance of this Agreement or any of the other Operative Documents to which the Seller is a party by the Seller. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Seller or any Subsidiary is a party, or to which it or any of their respective businesses, properties, or assets are subject, is required for the execution, delivery, or performance of this Agreement or any of the other Operative Documents to which the Seller is a party (except such consents referred to in Schedule 4.1(j)); and the execution, delivery, and performance of this Agreement and each of the Operative Documents to which the Seller is a party will not (if the consents referred to in Schedule 4.1(j) are obtained prior to the First Closing) violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, entitle any party to rights and privileges that such party was not receiving or entitled to receive immediately before this Agreement or any of the Operative Documents (if now executed) were executed under, or create any obligation on the part of the Seller or any Subsidiary that it was not paying or obligated to pay immediately before this Agreement or any of the Operative Documents (if now executed) were executed under, any term of any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation (or other charter or organizational document) or by-laws (or other governing document) of the Seller or any Subsidiary, or (if each of the conditions precedent set forth herein or in a schedule hereto are satisfied) violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Seller or any Subsidiary or to which it or any of its respective businesses, properties, or assets are subject. Upon their issuance pursuant hereto, the First Closing Shares will be validly authorized, validly issued, fully paid, and nonassessable and will not have been issued in violation of any preemptive right of stock holders, and the Purchaser will have good title to the First Closing Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts other than as set forth in the Operative Documents. Assuming the accuracy of the representations and warranties made by the Purchaser pursuant to Article V, the issuance of the First Closing Shares to the Purchaser hereunder will be exempt from registration under the Securities Act and will comply with the state securities laws of the State of Alabama.

         (k) INTELLECTUAL PROPERTY RIGHTS. Neither the Seller nor any Subsidiary owns any patents, patent applications and registrations, trademarks, trademark applications and registrations, copyright applications and registrations, trade names or industrial designs. The Seller and the Subsidiaries license computer software as listed on Schedule 4.1(k), and to the Knowledge of the Seller neither the Seller nor any of the Subsidiaries is in violation of any of such licenses. The Seller and the Subsidiaries own computer software as listed on Schedule 4.1(k), and the conduct of the business of the Seller and the Subsidiaries and the use of such software does not infringe upon, and neither the Seller nor any Subsidiary has received any notice, complaint, threat, or claim alleging infringement of, any patent, trademark, trade name, copyright, industrial design, trade secret, or any other intellectual property right or proprietary right of any Person.

         (l) INSURANCE. The Seller and the Subsidiaries are the respective owners of the insurance policies set forth on Schedule 4.1(l), which policies provide adequate coverage to insure the assets, properties, and businesses of the Seller and the Subsidiaries against such risks and in such amounts as are prudent and customary for companies similar to the Seller and the Subsidiaries, and all of such policies are in full force and effect.

         (m) RELATED PARTY TRANSACTIONS. Except as set forth on Schedule 4.1(m), neither the Seller nor any Subsidiary is directly a party to any oral or written contract, agreement, lease, or arrangement with, or commitment to, any Related Party (as defined below). Except as set forth on Schedule 4.1(m), no Related Party directly or indirectly owns or controls any assets or properties used in the business of the Seller or any Subsidiary, and no Related Party, directly or indirectly, engages in or has any significant interest in any business which is a competitor, customer, or supplier of the Seller or any Subsidiary. As used herein, the term "Related Party" means, collectively, (A) any Person which, to the Knowledge of the Seller, owns 5% or more of any class of the outstanding securities of the Seller or any Subsidiary, (B) any director, officer, or employee of the Seller or any Subsidiary, or (C) any Person in which any director or officer of the Seller or any Subsidiary or any Person referred to in clause (A) above is a partner or member, or holds a 5% or more equity interest.

         (n) ENVIRONMENTAL CONDITIONS. To the Knowledge of the Seller:

                  (i) There is no existing or pending Environmental Law (as hereinafter defined) with a future compliance date that will require operational changes, business practice modifications, or capital expenditures at any Real Property or Real Property Improvements;

                  (ii) All hazardous substances and solid waste on, in, or under any Real Property or Real Property Improvements, wherever located, have been properly removed and disposed of, and no past or current disposal, discharge, spill, or other release of, or treatment, transportation, or other handling of hazardous materials or solid waste on, in or under any Real Property or Real Property Improvements, will subject the Seller or any Subsidiary to corrective or compliance action or any other liability; and

                  (iii) There are no currently pending or overtly threatened legal action or administrative proceedings or orders, judgments, decrees, or rulings against or involving the Seller or any Subsidiary relating to any alleged past or ongoing violation of any Environmental Law, nor is the Seller or any Subsidiary subject to any liability for any such past or ongoing violation.

         As used herein, "Environmental Law" means any federal, state, local, or municipal statute, rule, regulation, or ordinance ("Law") relating to health, safety, or the environment, including, without limitation, any Law relating to the manufacture, generation, processing, distribution, application, use, treatment, transport or handling, storage of, or emissions, discharges, releases, or threatened releases into the environment of, pollutants, contaminants, hazardous substances, petroleum products, chemicals or industrial waste, other solids, liquids, gases, or wastes, heat, light, noise, radiation, electro-magnetic fields and other forms of matter and energy of every kind and nature and the proper containment and disposal of the same.

         (o) DISCLOSURE. Neither this Agreement or any of the Operative Documents, nor any other written document, description, certificate, or statement furnished to the Purchaser by or on behalf of the Seller pursuant hereto or thereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact, necessary to make the statements contained herein and therein not misleading in light of the circumstances under which they have been or will be made.

         (p) BROKERAGE FEES. Neither the Seller nor any Subsidiary has created any liability of any Person for any brokerage or finders fee in connection with the transactions contemplated by this Agreement.

         SECTION 4.2. SECOND CLOSING, THIRD CLOSING AND OPTION REPRESENTATIONS AND WARRANTIES.

         (a) Not later than three (3) business days before each Closing (other than the First Closing), the Seller shall deliver to the Purchaser a written document (a "Seller Disclosure Schedule") containing such qualifications and other revisions to its representations and warranties set forth in Section 4.1 (excluding the representations and warranties set forth in the first three sentences of Section 4.1(j)) and to the schedules attached hereto and referenced in Section 4.1 (such representations and warranties and such schedules being collectively referred to herein as the "Original Schedules") as may be necessary to make the representations and warranties made by the Seller in Section 4.1 true and correct, as of the date of such delivery, and specifying the representations and warranties so qualified or revised. The Seller shall have the right to so deliver a revised Seller Disclosure Schedule to the Purchaser prior to each Closing prior to the consummation of the transactions relating thereto (provided that the revisions reflected therein shall be limited solely to those which occurred or of which the Seller first became aware after the delivery of the Seller Disclosure Schedule that it revises), which shall then be deemed to be substituted in lieu of the previously delivered Seller Disclosure Schedule that it revises. Each Seller Disclosure Schedule delivered to the Purchaser hereunder shall cumulatively contain all qualifications and revisions to the Original Schedules, regardless of whether such qualifications and revisions, or any of them, were included in any previously delivered Seller Disclosure Schedule. If the Seller fails to prepare and deliver any Seller Disclosure Schedule as provided above, then the Seller shall be deemed to have irrevocably adopted the Original Schedules as such Seller Disclosure Schedule; provided, however, that if one or more Closings (other than the First Closing, but including Option Closings) have then previously been consummated, the Seller shall be deemed to have irrevocably adopted the Seller Disclosure Schedule duly delivered by the Seller in connection with the then most recently consummated Closing or Option Closing, as the case may be.

         (b) At each Closing, the Seller shall be deemed to represent, warrant and covenant to the Purchaser that the representations and warranties made by the Seller in Section 4.1 with respect to the First Closing are, subject only to the qualifications and other revisions set forth in the Seller Disclosure Schedule applicable to such Closing, true and correct as of the date of such Closing. For the foregoing purposes, (i) the term "Financial Statements" (when used in this Agreement) shall be deemed to refer to all financial statements of the Seller theretofore furnished to the Purchaser pursuant to Section 6.1, in addition to all those described in the Original Schedules, (ii) the term "Reference Date" (whenever used in this Agreement) shall be deemed to refer to the date specified therein or, if more recent, to the date of the most recent unaudited balance sheet of the Seller furnished to the Purchaser pursuant to
Section 6.1, (iii) the terms "First Closing" and "First Closing Date", wherever used in Section 4.1, shall be deemed to refer to related Second Closing or Second Closing Date, respectively, or the Third Closing or the Third Closing Date, respectively, and (iv) the term "First Closing Shares," whenever used in
Section 4.1, shall be deemed to refer to the Seller Common Stock to be delivered at the related Second Closing or the Third Closing Shares, as the case may be.

         (c) Not later than three (3) business days before each Closing (other than the First Closing), the Purchaser shall deliver to the Seller a written document (a "Purchaser Disclosure Schedule") containing such qualifications and other revisions to the representations and warranties set forth in Article V (excluding the representations, warranties, and covenants made by the Purchaser in Sections 5.2 and 5.3) as may be necessary to make the representations and warranties made by the Purchaser in Article V true and correct, as of the date of such delivery, and specifying the representations and warranties so qualified or revised. The Purchaser shall have the right to so deliver a revised Purchaser Disclosure Schedule to the Seller prior to each Closing prior to the consummation of the transactions relating thereto (provided that the revisions reflected therein shall be limited solely to those which occurred or of which the Purchaser first became aware after the delivery of the Purchaser Disclosure Schedule that it revises), which shall then be deemed to be substituted in lieu of the previously delivered Purchaser Disclosure Schedule that it revises. Each Purchaser Disclosure Schedule delivered to the Seller hereunder shall cumulatively contain all such qualifications and revisions to
Article V, regardless of whether such qualifications and revisions, or any of them, were included in any previously delivered Purchaser Disclosure Schedule. If the Purchaser fails to prepare and deliver any Purchaser Disclosure Schedule as provided above, then the Purchaser shall be deemed to have irrevocably adopted Article V as such Purchaser Disclosure Schedule; provided, however, that if one or more Closings (other than the First Closing) have then previously been consummated, the Purchaser shall be deemed to have irrevocably adopted the Purchaser Disclosure Schedule duly delivered by the Purchaser in connection with the then most recently consummated Closing or Option Closing, as the case may be. In addition to the other conditions precedent provided herein, the obligation of the Seller to consummate any Closing shall be conditioned on the contents of the related Purchaser Disclosure Schedule pertaining thereto not disclosing any occurrence that is reasonably likely to have a material adverse effect upon the legality or the enforceability of any Operative Document against the Purchaser.

         (d) At each Closing, the Purchaser shall be deemed to represent, warrant and covenant to the Seller that the representations and warranties made by the Purchaser in Article V with respect to the First Closing are, subject only to the qualifications and other revisions set forth in the Purchaser Disclosure Schedule applicable to such Closing, true and correct as of the date of such Closing. For such purposes, the term "First Closing" wherever used in
Article V, shall be deemed to refer to the related Second Closing or the Third Closing, as appropriate, and the term "First Closing Shares," whenever used in
Article V, shall be deemed to refer to the Seller Common Stock to be delivered at the related Second Closing or the Third Closing Shares, as the case may be.

                                   ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser represents and warrants to the Seller as of each of the Closings as follows:

         SECTION 5.1. ORGANIZATION. The Purchaser is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Georgia, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry on the business in which it is now engaged and to own securities issued by the Company as herein contemplated. Each of the Purchaser, the Manager, and each member of the Purchaser that is an affiliate of the Manager is either duly organized, validly existing, and in good standing in the State of Alabama or is duly qualified to do business and is in good standing in the State of Alabama, as the case may be.

         SECTION 5.2. AUTHORITY TO BUY. The Purchaser has all requisite power and authority to execute, deliver, and perform this Agreement and each of the other Operative Documents to which it is or is to be a party. All necessary proceedings of the Purchaser have been duly taken to authorize the execution, delivery, and performance of this Agreement and each of the other Operative Documents to which the Purchaser is or is to be a party by the Purchaser. This Agreement and each of the Operative Documents to which the Purchaser is a party has been duly authorized, executed, and delivered by the Purchaser, is the legal, valid, and binding obligation of the Purchaser, and is enforceable against the Purchaser in accordance with its terms.

         SECTION 5.3. NON-DISTRIBUTIVE INTENT. The Purchaser is an "accredited investor" (as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act")). The Purchaser is acquiring the securities to be acquired by it at such

Closing for its own account (and not for the account of others) for investment and not with a view to the resale or other distribution thereof. The Purchaser will not sell or otherwise dispose of such securities (whether pursuant to a liquidating dividend or otherwise) without registration under the Securities Act or an exemption therefrom, and the certificate or certificates representing such securities may contain a legend to the foregoing effect and all legends necessary or desirable, in the judgment of the Purchaser, pursuant to any applicable state securities law, rule, or regulation. By virtue of its position, the Purchaser has access to the kind of financial and other information about the Seller as would be contained in a registration statement filed under the Securities Act. The Purchaser understands that it may not sell or otherwise dispose of such Shares in the absence of either a registration statement under the Securities Act or an exemption from the registration provisions of the Securities Act.

         SECTION 5.4. INVESTMENT COMPANY. The Purchaser is not subject to regulation as an investment company under the Investment Company Act of 1940, as amended.

         SECTION 5.5. COMPLIANCE WITH LAWS. The Purchaser is in compliance in all material respects with all applicable federal and state securities laws, rules, and regulations, including, without limitation, the Exchange Act and the Investment Advisors Act of 1940, as amended.

         SECTION 5.6. BROKER FEES. Neither the Purchaser nor any of its subsidiaries or parents has created any liability of any Person for any brokerage or finders fee in connection with the transactions contemplated by this Agreement.

                                   ARTICLE VI

                            COVENANTS OF THE SELLER

                  The Seller covenants to the Purchaser as follows:

         SECTION 6.1. FURNISH FUTURE INFORMATION. After the First Closing, the Seller shall deliver to the Purchaser the following so long as the Purchaser owns any of the Shares:

         (a) within 45 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Seller, a consolidated balance sheet of the Seller and its consolidated subsidiaries as at the end of such period, and a consolidated statement of income, consolidated statement of retained earnings, and consolidated statement of cash flows of Seller and its consolidated subsidiaries for such period, in each case prepared from the books and records of the Seller and its consolidated subsidiaries in accordance with GAAP consistently applied throughout the periods involved except as permitted by GAAP or, with respect to financial statement footnotes, by the applicable rules and regulations of the Commission , setting forth in each case in comparative form the figures for the corresponding period of the previous fiscal year, all in reasonable detail, subject to changes resulting from year-end audit adjustments;

         (b) within 90 days after the end of each fiscal year of the Seller, a consolidated balance sheet of the Seller and its consolidated subsidiaries as at the end of such year, and a consolidated statement of income, consolidated statement of retained earnings, and consolidated statement of cash flows of the Seller and its consolidated subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, such consolidated financial statements to be audited by and to be accompanied by an opinion of the Seller's independent certified public accountants of recognized national standing, which opinion shall state that such consolidated financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

         (c) promptly upon their becoming available, copies of all financial statements, reports, notices, and proxy statements sent by the Seller to its stockholders, all regular and periodic reports filed by the Seller with any securities exchange or with the Commission, and all press releases; and

         (d) with reasonable promptness, such other material and public or nonmaterial information and data with respect to the Seller or any of its Subsidiaries as from time to time may be requested by the Purchaser.

         SECTION 6.2. BOARD REPRESENTATION. Effective as of the First Closing Date, the Board of Directors of the Seller will appoint Michael D. Luce and Raymond A. Harbert to the Board of Directors of the Seller, each to fill an existing vacancy on the Seller's Board of Directors until the next Annual Meeting of the Stockholders of the Seller or until their earlier resignation, retirement, or death. Until the first to occur of (i) the passage of five calendar years after the First Closing Date, (ii) the date (if any) on which the Purchaser and all Persons controlling, controlled by, or under common control with the Purchaser no longer collectively own at least five percent of the outstanding Seller Common Stock, and (iii) the occurrence of a Purchaser Breach (as hereinafter defined) (the "Corporate Governance Period"), the Seller shall nominate two individuals designated by the Purchaser for election to the Seller's Board of Directors; provided, however, that notwithstanding the foregoing, the Purchaser agrees that the Board of Directors of the Seller shall not be required to so nominate any individual designated by the Purchaser (a) with respect to whom disclosure would have to be made in any report or proxy material required to be filed with the Commission pursuant to the Exchange Act that was subject, directly or indirectly, to the disclosure requirements of either Item 401(f) of Regulation S-K, Item 401(d) of Regulation S-B, or any successor provision of any of the foregoing, in compliance with Item 401(f) of Regulation S-K, Item 401(d) of Regulation S-B, or any successor provision of any of the foregoing, or (b) who does not agree in writing to such nomination and to serve as a Director of the Seller if elected as such by the stockholders of the Seller. In addition, during the Corporate Governance Period, the Seller will appoint one designee of the Purchaser to the Advisory Committee to the Seller's Board of Directors; provided, however, that notwithstanding the foregoing, the Purchaser agrees that the Seller shall not be required to so appoint any individual designated by the Purchaser with respect to whom, if a Director of the Seller, disclosure would have to be made in any report or proxy material required to be filed with the Commission pursuant to the Exchange Act that was subject, directly or indirectly, to the disclosure requirements of either Item 401(f) of Regulation S-K, Item 401(d) of Regulation S-B, or any successor provision of any of the foregoing, in compliance with Item 401(f) of Regulation S-K, Item 401(d) of Regulation S-B, or any successor provision of any of the foregoing. Notwithstanding any provision of this Agreement to the contrary, however, in the event that neither a Second Closing nor a Third Closing occurs hereunder, then the Seller shall only be required pursuant to this Section 6.2 to nominate one such individual designated by the Purchaser for election to the Seller's Board of Directors for the remainder, if any, of the Corporate Governance Period.

         SECTION 6.3. CORPORATE GOVERNANCE. As soon as practicable after the First Closing Date and throughout the Corporate Governance Period, the Board of Directors of the Seller will create, appoint, and maintain a Compensation and Employee Benefit Plan Committee of the Board of Directors that will be comprised exclusively of Directors of the Seller who are not officers of the Seller. The Seller agrees that, during the Corporate Governance Period, such Compensation and Employee Benefit Plan Committee shall have the right to approve, by majority vote, the compensation of the Chief Executive Officer and the Chief Operating Officer of the Seller and to approve or disapprove, by majority vote, all material transactions between the Seller and one or more of its employees or affiliates. During the Corporate Governance Period, the Seller agrees to continue to appoint one Director of the Seller nominated by the Purchaser to such Compensation and Employee Benefit Plan Committee.

         SECTION 6.4. REASONABLE BEST EFFORTS. Each of the Seller and the Purchaser agrees to cooperate and to use its reasonable best efforts to cause the conditions precedent to all Closings to be satisfied in a timely manner except for Section 3.3(a), with respect to which the parties agree to act in good faith. Without limiting the generality of the foregoing, the Seller shall use its reasonable best efforts to obtain the Fairness Opinion and, in the event of the termination or revocation of the Fairness Opinion, to obtain a substitute fairness opinion as soon as reasonably practicable.

         SECTION 6.5. RESERVATION OF AUTHORIZED SHARES. From the date hereof through the last to occur of the Closings hereunder, the Seller shall continuously hold in reserve sufficient shares of Seller Common Stock to consummate each of the Closings contemplated hereunder.

         SECTION 6.6. ANTI-DILUTION. From the date hereof through the date that is five business days after any Closing could occur hereunder, if at any time the Seller issues or sells (a "Dilution Event") any shares of Seller Common Stock or any other class of voting common stock issued by the Seller for per share consideration of less than the average per share consideration theretofore paid by the Purchaser for Seller Common Stock hereunder (such consideration, from time to time, being referred to herein as the "Dilution Share Price"), or if applicable, the Dilution Share Price then deemed to have been paid by the Purchaser for Seller Common Stock hereunder, in each case other than with respect to an employee stock option plan for employees of the Seller and its subsidiaries or pursuant to obligations, contracts, or other arrangements existing on the date hereof, then simultaneously with such Dilution Event the Seller shall issue to the Purchaser, without additional consideration payable therefor, the number of additional shares of Seller Common Stock that the Purchaser would have received in connection with Closings consummated on or before the date of the Dilution Event ("Previous Closings") had the purchase price per share of Seller Common Stock payable by the Purchaser at such Previous Closings been equal to the Dilution Share Price, and shall issue and deliver to the Purchaser a certificate registered in the name of the Purchaser for such additional shares (whereupon, for purposes of the subsequent application of this Section 6.6, the purchase price paid by the Purchaser for shares at Previous Closings will be deemed to be such Dilution Share Price until the occurrence of another Dilution Event, if any). Notwithstanding anything to the contrary herein, the purchase price payable by the Purchaser at all Closings subsequent to any Dilution Event shall be equal to the then-current Dilution Share Price.

                                  ARTICLE VII

                           COVENANTS OF THE PURCHASER

                  The Purchaser covenants to the Seller as follows:

         SECTION 7.1. COMPLIANCE WITH SECURITIES LAWS. The Purchaser agrees to make all filings required to be made by it under the Exchange Act with respect to its holdings of securities issued by the Seller on a timely basis.

         SECTION 7.2. DIRECTOR FILINGS. The Purchaser agrees to cause its nominees for election as Directors of the Seller to file all filings required to be made by it under the Exchange Act with respect to their holdings of securities issued by the Seller on a timely basis.

         SECTION 7.3. CHANGE OF RESIDENCE AND PRINCIPAL EXECUTIVE OFFICE. The Purchaser agrees to promptly notify the Seller of any change in the state of its residence or any change in the state that its principal executive office is located or any change in its Manager.

                                  ARTICLE VIII

                        REPURCHASE RIGHTS OF THE SELLER

         Upon and for a period of ninety days after the occurrence of a Purchaser Breach (as hereinafter defined), the Seller shall have the right (but not the obligation), upon ten business day's prior written notice to the Purchaser, to elect to repurchase the securities heretofore purchased by the Purchaser hereunder, as adjusted for subsequent changes in such securities, at a price equal to the price actually paid by the Purchaser for such securities. The closing of such repurchase shall take place at the offices of Powell, Goldstein, Frazer & Murphy LLP, 191 Peachtree Street, N.E., Atlanta, Georgia 30309-4130, at 11:00 A.M., local time, on the tenth business day after such notice is sent to the Purchaser by the Seller. Such closing may occur at such different place, such different time, or such different date or a combination thereof as the Purchaser and the Seller may agree in writing. At such closing:

         (a) The Purchaser shall deliver to the Seller certificates for such securities, duly endorsed for transfer to the Seller, with signatures guaranteed by a commercial bank located in Birmingham, Alabama, and with all applicable stamp taxes paid; and

         (b) As consideration for such securities, the Seller shall deliver at such closing to the Purchaser a sum equal to the purchase price for such securities, in cash, by certified check, or by wire transfer of immediately available funds to an account designated in writing by the Purchaser.

         As used herein, "Purchaser Breach" shall mean either:

         (i) each of the applicable conditions precedent to the Purchaser's obligation to consummate the transactions to be consummated hereunder at a Second Closing set forth in Sections 2.3(a) (if applicable), (b), (d), (e),
(f), (g), (h), (i), and (j) are satisfied, assuming that the Purchaser's representations and warranties, and covenants set forth in Sections 5.3 and 5.4 are then true and satisfied, but the Second Closing does not otherwise occur due to either:

                  (A) the failure to satisfy a condition precedent to the Seller's obligation to consummate the transactions to be consummated hereunder at the Second Closing pursuant to Sections 2.4(a) or (c); or

                  (B) the Purchaser's breach or anticipatory breach of its obligation to pay consideration for securities issued by the Seller under circumstances where the Seller could satisfy the condition precedent set forth in Section 2.3(c) were such payment so made;

OR

         (ii) each of the applicable conditions precedent to the Purchaser's obligation to consummate the transactions to be consummated hereunder at the Third Closing set forth in Sections 3.3(a) (if applicable), (b), (d), (e), (f),
(g), (h), (i), and (j) are satisfied, assuming that the Purchaser's representation and warranty set forth in Sections 5.3 and 5.4 are then true, but the Third Closing does not otherwise occur due to either:

                  (A) the failure to satisfy a condition precedent to the Seller's obligation to consummate the transactions to be consummated hereunder at the Third Closing pursuant to Sections 3.4 (a) or (c); or

                  (B) the Purchaser's breach or anticipatory breach of its obligation to pay consideration for securities issued by the Seller under circumstances where the Seller could satisfy the conditions precedent set forth in Section 3.3(c) were the related payment so made.

         The parties agree that the provisions of this Article VIII are a bargained-for exchange, negotiated at arm's-length in advance of any event that could cause the provisions of this Article VIII to be utilized. Accordingly, the Purchaser hereby irrevocably waives any rights or remedies that it may have, under the Securities Act or otherwise, relating in any manner to any disclosure, or the absence thereof, made to the Purchaser by the Seller relating to the affairs of the Seller in connection with the purchase and sale of securities contemplated by this Article VIII.

                                   ARTICLE IX

                                INDEMNIFICATION

         SECTION 9.1. INDEMNIFICATION BY THE SELLER. The Seller hereby agrees to defend, indemnify and hold harmless the Purchaser, its affiliates, subsidiaries, and parent entities, and their respective past, current, and future officers, directors, employees, counsel, agents, and equity holders, and each person, if any, who controls, controlled, or will control any of them within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act (the "Purchaser Indemnitees"), from and against any and all losses, liabilities, damages, costs and expenses whatsoever (including but not limited to reasonable attorneys' fees of one counsel and any and all expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any claims whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with any material misrepresentation or breach of any warranty made by the Seller contained in any Operative Document. The foregoing agreement to indemnify shall be in addition to any liability the Seller may otherwise have, including without limitation liabilities arising out of any Operative Document.

         SECTION 9.2. INDEMNIFICATION BY THE PURCHASER. The Purchaser hereby agrees to defend, indemnify and hold harmless the Seller, its subsidiaries and affiliates, and their respective past, current, and future officers, directors, employees, counsel, agents, and equity holders, and each person, if any, who controls, controlled, or will control any of them within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act (the "Seller Indemnitees"), from and against any and all losses, liabilities, damages, costs and expenses whatsoever (including but not limited to reasonable attorneys' fees of one counsel and any and all expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any claims whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with any material misrepresentation or breach of any warranty made by the Purchaser contained in any Operative Document. The foregoing agreement to indemnify shall be in addition to any liability the Purchaser may otherwise have, including without limitation liabilities arising out of any Operative Document.

         SECTION 9.3. METHOD OF ASSERTING CLAIMS. In the event that any claim or demand for which the Seller could be liable to a Purchaser Indemnitee hereunder is asserted or sought to be collected from a Purchaser Indemnitee by a third party, the Purchaser Indemnitee shall promptly notify the Seller in writing of such claim or demand, specifying the nature of such claim or demand and the amount or estimated amount thereof to the extent then feasible, which estimate shall not be conclusive of the final amount of such claim and demand (the "Claim Notice"). The Seller shall have 20 days from the date that such Claim Notice is made hereunder (the "Notice Period") to notify the Purchaser Indemnitee in writing (A) whether or not it disputes its liability to the Purchaser Indemnitee hereunder with respect to such claim or demand, and (B) notwithstanding any such dispute, whether or not it desires, at its sole cost and expense, to defend the Purchaser Indemnitee against such claim or demand.

         (a) If the Seller disputes its liability with respect to such claim or demand or the amount thereof (whether or not the Seller desires to defend the Purchaser Indemnitee against such claim or demand as provided in subsections
(b) and (c) below), such dispute shall be resolved in compliance with Section
9.5. Pending the resolution of any dispute by the Seller of its liability with respect to any claim or demand, such claim or demand shall not be settled without the prior written consent of the Purchaser Indemnitee.

         (b) In the event that the Seller notifies the Purchaser Indemnitee within the Notice Period that it desires to defend the Purchaser Indemnitee against such claim or demand then, except as hereinafter provided, the Seller shall have the right to defend the Purchaser Indemnitee by appropriate proceedings, which proceedings shall be promptly settled or prosecuted by it to a final conclusion in such a manner as to avoid any risk of the Purchaser Indemnitee becoming subject to liability for any other matter; provided, however, that the Seller shall not, without the prior written consent of the Purchaser Indemnitee, consent to the entry of any judgment against the Purchaser Indemnitee or enter into any settlement or compromise which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to the Purchaser Indemnitee of a release, in form and substance satisfactory to the Purchaser Indemnitee, from all liability or obligations in respect of such claim or litigation. If the Purchaser Indemnitee desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense through counsel of its choice. If, in the reasonable opinion of the Purchaser Indemnitee, any such claim or demand or the litigation or resolution of any such claim or demand involves an issue or matter which could have a material adverse effect on the business, operations, assets, properties, or prospects of the Purchaser Indemnitee, then the Purchaser Indemnitee shall have the right to control the defense or settlement of any such claim or demand and its reasonable costs and expenses shall be included as part of the indemnification obligation of the Seller hereunder; provided, however, that the Purchaser Indemnitee shall not settle any such claim or demand without the prior written consent of the Seller, which consent shall not be unreasonably delayed or withheld. If the Purchaser Indemnitee should elect to exercise such right, the Seller shall have the right to participate in, but not control, the defense or settlement of such claim or demand at its sole cost and expense.

         (c) (i) If the Seller elects not to defend the Purchaser Indemnitee against such claim or demand, whether by not giving the Purchaser Indemnitee timely notice as provided above or otherwise, then the amount of any such claim or demand, or, if the same may be defended by the Seller or by the Purchaser Indemnitee (but the Purchaser Indemnitee shall not have any obligation to defend any such claim or demand), then that portion thereof as to which such defense is unsuccessful, in each case shall be conclusively deemed to be a liability of the Seller hereunder unless the Seller has disputed its liability to the Purchaser Indemnitee as provided in subsection (a) above, in which case such dispute shall be resolved as provided in Section 9.5.

             (ii) In the event that a Purchaser Indemnitee should have a claim or demand against the Seller that does not involve a claim or demand being asserted or sought to be collected from it by a third party, the Purchaser Indemnitee shall promptly send a Claim Notice with respect to such claim to the Seller. If the Seller disputes its liability with respect to such claim or demand, such dispute shall be resolved in accordance with Section 9.5; if the Seller does not notify the Purchaser Indemnitee within the Notice Period that it disputes such claim, the amount of such claim shall be conclusively deemed a liability of the Seller hereunder.

         (d) All claims for indemnification by a Seller Indemnitee hereunder shall be asserted and resolved utilizing the procedures set forth above, substituting in the appropriate place "Seller Indemnitee" for "Purchaser Indemnitee" and variations thereof and "Purchaser" for "Seller."

         SECTION 9.4. PAYMENT. Upon the determination of the liability under
Section 9.1, 9.2, or 9.3, the appropriate party shall pay to the other, as the case may be, within 10 days after such determination, the amount of any claim for indemnification made hereunder. In the event that the indemnified party is not paid in full for any such claim pursuant to the foregoing provisions promptly after the other party's obligation to indemnify has been determined in accordance herewith, it shall have the right, notwithstanding any other rights that it may have against any other person or entity, to setoff the unpaid amount of any such claim against any amounts owed by it under any of the Operative Documents. Upon the payment in full of any claim, either by setoff or otherwise, the entity making payment shall be subrogated to the rights of the indemnified party against any person or entity with respect to the subject matter of such claim.

         SECTION 9.5. ARBITRATION.

         (a) Subject to Sections 9.5(b) and 9.6, all disputes under this
Article IX shall be settled by arbitration in Atlanta, Georgia before a single arbitrator pursuant to the rules of the American Arbitration Association (the "Rules"). Arbitration may be commenced at any time by any party hereto giving written notice to each other party to a dispute that such dispute has been referred to arbitration under this Section 9.5. The arbitrator shall be selected by the agreement of the Seller and the Purchaser, but if they do not so agree within 20 days after the date of the notice referred to above, the selection shall be made pursuant to the Rules from the panel of arbitrators maintained by the Association. Any award rendered by the arbitrator shall be conclusive and binding upon the parties hereto; provided, however, that any such award shall be accompanied by a written opinion of the arbitrator giving the reasons for the award. This provision shall be specifically enforceable by the parties and the decision of the arbitrator in accordance herewith shall be final and binding, and there shall be no right of appeal therefrom. Each party shall pay its own expense of arbitration and the expenses of the arbitrator shall be equally shared; provided, however, that if in the opinion of the arbitrator any party to the arbitration has raised a frivolous claim, defense, or objection, then the arbitrator may assess, as a part of his award, all or any part of the arbitration expenses of the other party (including reasonable attorneys' fees) against the party raising such frivolous claim, defense, or objection.

         (b) Subject to Section 10.11, to the extent that arbitration may not be legally permitted hereunder or the parties to any dispute hereunder may not at the time of such dispute mutually agree to submit such dispute to arbitration, any party may commence a civil action in a court of appropriate jurisdiction to resolve disputes hereunder. None of the provisions of this
Section 9.5 shall prevent the parties from settling any dispute by mutual agreement at any time.

         SECTION 9.6. OTHER RIGHTS AND REMEDIES NOT AFFECTED. The indemnification rights of the parties hereunder are independent of and in addition to such rights and remedies as the parties may have at law or in equity or otherwise for any misrepresentation, breach of warranty, or failure to fulfill any agreement or covenant hereunder on the part of any party hereto, including without limitation the right to seek specific performance, rescission, or restitution, none of which rights or remedies shall be affected or diminished hereby.

                                   ARTICLE X

                                 MISCELLANEOUS

         SECTION 10.1. FURTHER ACTIONS. At any time and from time to time, each party agrees, at its or his expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         SECTION 10.2. AVAILABILITY OF EQUITABLE REMEDIES. Since a breach of the provisions of this Agreement may not adequately be compensated by money damages, any party shall be entitled, in addition to any other right or remedy available to it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

         SECTION 10.3. SURVIVAL. The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive the First Closing and any delivery of any purchase price by the Purchaser, irrespective of any investigation made by or on behalf of any party, as follows:

         (a) the representations and warranties of the Seller relating to Taxes, ERISA, the Foreign Corrupt Practices Act, and environmental laws, rules and regulations shall survive until the expiration of the applicable statute of limitation;

         (b) all other representations and warranties contained herein shall survive the Closing when made for a period of two (2) calendar years after such Closing; and

         (c) all other provisions of the Operative Documents shall survive until the expiration of the applicable statute of limitations.

         SECTION 10.4. MODIFICATION. This Agreement and the Exhibits and Schedules hereto and the other Operative Documents set forth the entire understanding of the parties with respect to the subject matter hereof, supersede all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party (except as otherwise provided in Section 10.5).

         SECTION 10.5. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested (in which case it shall be deemed to be given five days after mailing) or by Federal Express, Express Mail, or similar overnight delivery or courier service (in which case it will be deemed to be given upon actual receipt by the recipient) or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given at the address of such party set forth below (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10.5):

                  If to the Purchaser:

                           Harbert Equity Fund I, L.L.C.
                           One Riverchase Parkway South
                           Birmingham, Alabama 35244
                           Attn:  Mr. Michael Luce
                           Fax:   205-987-5505

                  With a copy to:

                           Kilpatrick Stockton LLP
                           1100 Peachtree Street, N.E.
                           Atlanta, Georgia 30309-4530
                           Attn:  Joel B. Piassick, Esq.
                           Fax:   404-815-6555

                  If to the Seller:

                           Crown NorthCorp, Inc.
                           1251 Dublin Road
                           Columbus, Ohio 43215
                           Attn:   Mr. Ronald E. Roark
                                   Stephen W. Brown, Esq.
                           Fax:    614-488-9780

                  With a copy to:

                           Powell, Goldstein, Frazer & Murphy LLP
                           191 Peachtree Street, N.E.
                           Atlanta, Georgia 30303
                           Attn: Jonathan R. Shils, Esq.
                           Fax:  404-572-6999

         SECTION 10.6. WAIVER. Any waiver by any party of a breach of any term of this Agreement shall not operate as or be construed to be a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         SECTION 10.7. BINDING EFFECT. The provisions of this Agreement shall be binding upon and inure to the benefit of the Seller, the Purchaser, and their respective successors and assigns, and shall inure to the benefit of each Purchaser Indemnitee, Seller Indemnitee, and their respective successors and assigns (if not a natural person) and his assigns, heirs, and personal representatives (if a natural person).

         SECTION 10.8. NO THIRD PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 10.7).

         SECTION 10.9. SEPARABILITY. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         SECTION 10.10. HEADINGS. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         SECTION 10.11. COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflict of laws. Except as contemplated by Section 9.5(a), any action, suit, or proceeding arising out of, based on, or in connection with this Agreement or the transactions contemplated hereby may be brought only in a United States District Court located in the State of Georgia and each party covenants and agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit, or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that the action, suit, or proceeding is brought in an inconvenient forum, that the venue of the action, suit, or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court.

         SECTION 10.12. ASSIGNMENTS. This Agreement may be assigned by operation of law without the consent of any party hereto. This Agreement may not otherwise be assigned by any party hereto without the prior written consent of the other party hereto, which consent shall not be unreasonably delayed or withheld.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                        HARBERT EQUITY FUND I, L.L.C.
                                        BY:  HARBERT MANAGEMENT CORPORATION,
                                             MANAGER

[SEAL]
                                        By: /s/
                                            ---------------------------------
                                        Name: Michael D. Luce
                                        Title: Executive Vice President & CFO



                                        CROWN NORTHCORP, INC.

[SEAL]
                                        By: /s/
                                            ---------------------------------
                                        Name: Ronald E. Roark
                                        Title: Chairman and CEO

                                   EXHIBIT A

                 SELLER'S OFFICER'S CERTIFICATE - FIRST CLOSING

         Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in that certain Stock Purchase Agreement, dated as of February __, 1997, between and among Harbert Equity Fund I, L.L.C. and Crown NorthCorp, Inc. (the "Stock Purchase Agreement").

         The undersigned, being the Chairman of the Board and Chief Executive Officer of CROWN NORTHCORP, INC., a Delaware corporation (the "Seller"), DOES HEREBY CERTIFY, in the name and on behalf of the Company, as follows:

1. All representations and warranties of the Seller contained in Section 4.1 of the Stock Purchase Agreement are true and correct as of the date hereof.

2. As of the date hereof, the Seller has performed and complied with all covenants and agreements, and satisfied all conditions required to be performed and complied with, by the Seller at or before the date hereof by the Stock Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned has set his hand hereunto, in the name and on behalf of the Company, as of March __, 1997.

                                        CROWN NORTHCORP, INC.

                                        By:
                                            --------------------------------
                                            Ronald E. Roark
                                            Chairman of the Board and
                                            Chief Executive Officer

                                   EXHIBIT B

                          OPINION OF SELLER'S COUNSEL

                     POWELL, GOLDSTEIN, FRAZER & MURPHY LLP
                                ATTORNEYS AT LAW

     Sixteenth Floor               www.pgfm.com                   Sixth Floor
191 Peachtree Street, N.E. PLEASE RESPOND: Atlanta Address 1001 Pennsylvania Avenue, N.W.

  Atlanta, Georgia 30303                                       Washington, D.C. 20004
       404 572-6600                                                  202 347 0066
  Facsimile 404 572-6999                                       Facsimile 202 624-7222

                                 March 7, 1997

Harbert Equity Fund I, L.L.C.
Ones Riverchase Parkway South
Birmingham, Alabama 35244

Ladies and Gentlemen:

        We have acted as counsel to Crown NorthCorp, Inc., a Delaware Corporation (the "Company"), in connection with the negotiation, execution, and delivery of that certain Stock Purchase Agreement, dated as of the date hereof, between and among the Company and Harbert Equity Fund I, L.L.C. (the "Stock Purchase Agreement"). This opinion is being furnished to you pursuant to
Section 1.3(b) of the Purchase Agreement.

        This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia, which Interpretive Standards are attached hereto as Exhibit A and are incorporated in this opinion letter by reference. Capitalized terms used in this opinion letter and not otherwise defined herein shall have the meanings ascribed to such terms in the Interpretive Standards and in the Stock Purchase Agreement, as applicable.

         In rendering the opinions hereinafter expressed, we have examined originals, or documents certified or otherwise identified to our satisfaction, of the following documents:

         (i) the Stock Purchase Agreement, and all exhibits and schedules thereto;

         (ii) the Escrow Agreement, dated as of even date herewith, between the Company, the Purchaser, and AmSouth Bank of Alabama (the "Escrow Agreement");

         (iii) the Registration Rights Agreement, dated as of even date herewith, between and among the Company and the Purchaser (the "Registration Rights Agreement"; the Stock Purchase Agreement, the Escrow Agreement, and the Registration Rights Agreement are referred to herein as the "Operative Documents");

         (iv) a stock certificate representing the First Closing Shares in the name of the Purchaser;

POWELL, GOLDSTEIN, FRAZER & MURPHY LLP

Harbert Equity Fund I, L.L.C.
March 7, 1997
Page 2

         (v) a copy of the Restated Certificate of Incorporation of the Company, and of all amendments thereto, each certified by the Secretary of State of the State of Delaware on February 28, 1997 (the "Certified Charter");

         (vi) a copy of the By-Laws of the Company, certified by the Secretary of the Company as being in effect at all times since March 1, 1997;

         (vii) A good standing certificate with respect to the Company, issued by the Secretary of State of the State of Delaware on February 28, 1997 (the "Delaware Good Standing Certificate");

         (viii) A good standing certificate with respect to the Company, issued by the Secretary of State of the State of Ohio on March 3, 1997 (the "Ohio Good Standing Certificate "; the Delaware Good Standing Certificate and the Ohio Good Standing Certificate are collectively referred to herein as the "Good Standing Certificates");

         (ix) Unanimous written consents, each dated March 6, 1997, executed by each of the incumbent directors of the Company; and

         (x) The opinion, dated the date hereof, of Delta Financial Group, Inc. as to the fairness, from a financial point of view, of the transactions contemplated by the Operative Documents to the Company and its stockholders.

         In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such corporate records of the Company and such certificates of officers of the Company, and have made such investigations of law, as we have deemed necessary or advisable as a basis for the opinions hereinafter expressed. In rendering this opinion, we have assumed the genuineness of all signatures (other than the signatures of the Company), the authenticity of all documents submitted to us as original documents, the conformity to original documents of all documents submitted to us as certified, conformed, or photostatic copies, and the authenticity of the originals of such documents. With respect to documents executed by parties other than the Company, we have also assumed the due authorization, execution, and delivery of each of such documents by each of the parties thereto other than the Company and that those parties had the power, capacity, and authority to enter into, execute, deliver, and perform their respective obligations under such documents.

         We have also assumed, with your permission, that the Company has been duly incorporated in the State of Delaware. As to certain facts material to this opinion, we have relied without independent investigation upon the representations and warranties made by the Purchaser and the Company contained in the Operative Documents and upon a certificate of the Secretary Of the Company. The opinion expressed in paragraph 1 below is based solely upon our review of

POWELL GOLDSTEIN, FRAZER & MURPHY LLP

Harbert Equity Fund I, L.L.C.
March 7, 1997
Page 3

the Good Standing Certificates, and we have not made any independent inquiry as to whether the Company has paid its license, occupational, or franchise taxes when due.

         The opinions set forth below are limited to the laws of the State of Georgia, the General Corporation Law of the State of Delaware, and the federal laws of the United States of America other than the federal securities laws, rules, and regulations. We are not members of the bar of the State of Delaware, and express no opinion herein with respect to any other laws of the State of Delaware. We also express no opinion herein with respect to any state securities laws. With your permission and notwithstanding that the Operative Documents provide that they are to be governed by the laws of the State of Delaware, we have assumed that the internal laws of the State of Georgia will govern each of the Operative Documents and that its provisions will be construed, interpreted, and enforced in accordance with the internal laws of the State of Georgia.

         Based upon and subject to the foregoing, we are of the opinion that:

         1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware.

         2. The Company has the corporate power and authority to execute and deliver each of the Operative Documents, and to perform its respective obligations thereunder.

         3. The Company has duly authorized its execution and delivery of each Operative Document and the performance of its respective obligations thereunder.

         4. The Company has duly executed and delivered each of the Operative Documents, and such Operative Documents constitute the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with their respective terms.

         The opinion set forth in paragraph 4 above is subject to the further qualification that we express no opinion herein with respect to the enforceability or effect of provisions of the Operative Documents requiring future negotiations or agreements of the parties.

         This opinion is provided to you for your exclusive use solely in connection with the transactions contemplated by the Operative Documents, and may not be relied upon by any other person for any other purpose without our prior written consent. This opinion is given as of the date hereof. We specifically disclaim any responsibility to update or supplement this opinion to reflect any event or state of facts which may hereafter come to our attention or any changes in statutes or regulations or any court decision which may hereafter occur.

                                Very truly yours,

                               /s/
                               ---------------------------------------
                               Powell, Goldstein, Frazer & Murphy, LLP

                                   EXHIBIT C

               PURCHASER'S OFFICER'S CERTIFICATE - FIRST CLOSING

         Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in that certain Stock Purchase Agreement, dated as of March __, 1997, between and among Harbert Equity Fund I, L.L.P. and Crown NorthCorp, Inc. (the "Stock Purchase Agreement").

         The undersigned, being the ____________ of HARBERT MANAGEMENT CORPORATION, an Alabama corporation that is the Manager of HARBERT EQUITY FUND I, L.L.C., a Georgia limited liability company (the "Purchaser"), DOES HEREBY CERTIFY, in the name and on behalf of the Purchaser, as follows:

1. As of the date hereof, all representations and warranties of the Purchaser contained in Article V of the Stock Purchase Agreement are true and correct with respect to the First Closing and the First Closing Shares as of the date hereof.

2. As of the date hereof, the Purchaser has performed and complied with all covenants and agreements, and satisfied all conditions required to be performed and complied with, by the Purchaser at or before the date hereof by the Stock Purchase Agreement.

3. The Purchaser is an "accredited investor," as defined in Rule 501(a) under the Securities Act, because it is an entity in which all of the owners are "accredited investors."

4. The Purchaser is purchasing the First Closing Shares for its own account, for investment purposes only, and without a view toward the resale or distribution thereof.

5. The Purchaser's chief executive office and principal place of business is located in the State of Alabama.

6. The Seller has made available to the Purchaser a reasonable time before the First Closing the opportunity to ask questions of and receive answers concerning the Seller and the terms and conditions of the transaction to be consummated at the First Closing.

         IN WITNESS WHEREOF, the undersigned has set his hand hereunto, in the name and on behalf of the Company, as of March __, 1997.

                                        HARBERT EQUITY FUND I, L.L.C.

                                        BY:    HARBERT MANAGEMENT CORPORATION,
                                               MANAGER

                                        By:
                                            ----------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT D

                         OPINION OF PURCHASER'S COUNSEL

                                                                ATTORNEYS AT LAW
KILPATRICK STOCKTON LLP                                               Suite 2800
                                                           1100 Peachtree Street
                                                     Atlanta, Georgia 30309-4530
                                                         Telephone: 404.815.6500
                                                         Facsimile: 404.815.6555

                                                  E-MAIL: JPIASSICK@KILSTOCK.COM
March 7, 1997                                          Direct Dial: 404.815.6527

Crown NorthCorp, Inc.
1251 Dublin Road
Columbus, Ohio 43215

Gentlemen:

         We have acted as counsel for Harbert Equity Fund I, L.L.C., a Georgia limited liability company ("Purchaser"), and Harbert Management Corporation, an Alabama corporation ("Manager"), in connection with the purchase of certain shares of the Common Stock of Crown NorthCorp, Inc., a Delaware corporation ("Seller"), and certain related transactions, pursuant to: (i) that certain Stock Purchase Agreement (the "Purchase Agreement"), between and among Purchaser and Seller; (ii) that certain Escrow Agreement (the "Escrow Agreement"), between and among Purchaser, Seller and AmSouth Bank of Alabama, as "Escrow Agent"; (iii) that certain Registration Rights Agreement (the "Rights Agreement"), between and among Purchaser and Seller; and (iv) that certain Voting Agreement (the "Voting Agreement"), between and among Purchaser, Ronald E. Roark and Tucker Holding Company, Ltd., an Ohio limited liability company (the Purchase Agreement, the Escrow Agreement, the Rights Agreement and the Voting Agreement, collectively, the "Transaction Documents"). Each of the Transaction Documents is dated as of March 7, 1997.

         This opinion is given pursuant to Section 1.4(b) of the Purchase Agreement. Capitalized terms used herein have the same meanings assigned to them in the Purchase Agreement unless otherwise defined herein.

         The opinions expressed in this letter are limited by, and expressed in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Section of the State Bar of Georgia, which Interpretive Standards are incorporated herein by reference.

         In connection with our opinions herein, we have examined originals or copies, certified or otherwise identified to our satisfaction, of each of the Transaction Documents and the exhibits and schedules thereto, certain corporate records of Purchaser and Manager, agreements and other

          ATLANTA . AUGUSTA . BRUSSELS . CHARLOTTE . LONDON . RALEIGH
                           WASHINGTON . WINSTON-SALEM

KILPATRICK STOCKTON LLP

Crown NorthCorp, Inc.
March 7, 1997

instruments, certificates of officers of Purchaser and Manager, certificates of public officials, and other documents which we have deemed necessary as a basis for the opinions hereinafter expressed, including the opinion, of even date herewith, of Patricia T. Mandt, Esq., Vice President and General Counsel of Manager and attached hereto as Exhibit "A" (the "Alabama Opinion"). In rendering this opinion, we have assumed the genuineness of signatures (other than those on behalf of Purchaser or Manager), the conformity to original documents of all documents submitted to us as photostatic or certified copies and the authenticity of the originals of such latter documents and, regarding documents executed by parties other than Purchaser or Manager, that those parties had the power, capacity and authority to enter into, execute, deliver and perform all obligations under such documents, and the due authorization by all requisite action with respect to the execution, delivery and performance of such documents (other than by Purchaser or Manager). Whenever this opinion refers to matters within our "knowledge," "known to us" or which we "know," such reference is limited to facts within our actual knowledge after an inquiry of the attorneys and the legal assistants of this firm who have provided legal services to Purchaser or Manager within the past two years. We have made no other inquiry or investigation as to factual matters. As to certain facts material to this opinion, we have relied without independent investigation upon representations made by Purchaser contained in the Transaction Documents.

         The opinions set forth below are limited to the laws of the State of Georgia, and the federal laws of the United States of America. We are not members of the state bar of Delaware, and we are not experts on the laws of such state. With your permission and notwithstanding that the Transactions Documents provide that they are to be governed by the internal laws of the State of Delaware, we have assumed that the internal laws of the State of Georgia will govern each of the Transaction Documents and that its provisions will be construed, interpreted and enforced in accordance with the internal laws of the State of Georgia.

         Based upon the foregoing, we are of the opinion that:

         1. Purchaser is a limited liability company duly organized and validly existing under the laws of the State of Georgia. Our opinion in this paragraph is based solely upon a Certificate of Existence with respect to Purchaser, issued by the Secretary of State of Georgia on March 6, 1997, a copy of which is attached hereto as Exhibit B, and we have not made any independent inquiry as to whether Purchaser has paid its license, occupational or franchise taxes or annual fees when due.

         2. Purchaser has the power as a limited liability company to execute and deliver each of the Transaction Documents to which it is a party, and to perform all of its respective obligations thereunder.

KILPATRICK STOCKTON LLP

Crown NorthCorp, Inc.
March 7, 1997

         3. Purchaser has duly authorized the execution and delivery of each Transaction Document to which it is a party and all performance of its respective obligations thereunder. Manager has duly authorized the execution and delivery of the Transaction Documents in Manager's capacity as sole manager of Purchaser. Our opinion in the immediately preceding sentence is based solely on the Alabama Opinion, upon which we have relied without further inquiry or investigation.

         4. Purchaser (acting through Manager) has duly and validly executed and delivered each of the Transaction Documents to which it is a party, and, subject to the following sentence, such Transaction Documents constitute the valid and legally binding obligations of Purchaser and, if Purchaser were now to perform all of its obligations under the Transaction Documents (regardless of the time for performance specified in the Transaction Documents), are enforceable against Purchaser in accordance with their respective terms. Notwithstanding the foregoing, we express no opinion herein with respect to the possible effect or unenforceability of provisions requiring future negotiations or agreement of the parties.

         5. Based upon the limitations and qualifications set forth above, we confirm to you that Purchaser is registered as a foreign limited liability company in the state of Alabama. The foregoing statement is based solely upon a certificate provided by the Secretary of State of Alabama with respect to Purchaser, dated March 6, 1997, a copy of which is attached hereto as Exhibit C, and is limited to the meaning ascribed to such certificates by the applicable state agency.

         This opinion is provided to you for your exclusive use solely in connection with the transactions contemplated by the Transaction Documents, and may not be relied upon by any other person or for any other purpose without our prior written consent.

                    [Remainder of Page Intentionally Blank]

KILPATRICK STOCKTON LLP

Crown NorthCorp, Inc.
March 7, 1997

         This opinion is given as of the date hereof. We specifically disclaim any responsibility to update or supplement this opinion to reflect any event or state of facts which may hereafter come to our attention or any changes in statutes or regulations or any court decision which may hereafter occur.

                                Very truly yours,

                                KILPATRICK STOCKTON LLP

                                By: /s/
                                    ---------------------------
                                    Joel B. Piassick, a Partner

                                   EXHIBIT E

                                ESCROW AGREEMENT

                                ESCROW AGREEMENT

         THIS AGREEMENT is made as of the 7th day of March 1997, by and among HARBERT EQUITY FUND I, L.L.C., a Georgia limited liability company ("PURCHASER"), AMSOUTH BANK OF ALABAMA, an Alabama banking corporation ("ESCROW AGENT"), and CROWN NORTHCORP, INC., a Delaware Corporation ("SELLER").

                              W I T N E S S E T H:

         WHEREAS, Purchaser and Seller have entered into that certain Stock Purchase Agreement of even date herewith providing for the purchase by Purchaser of certain shares of common stock of Seller and other related transactions (the "PURCHASE AGREEMENT"); and

         WHEREAS, SECTION 2.1 of the Purchase Agreement requires that this Escrow Agreement be executed and delivered by Purchaser, Seller and Escrow Agent in order to facilitate the consummation of certain Third-Party Acquisitions; and

         WHEREAS, Seller and Purchaser desire Escrow Agent to invest, manage and disburse the funds deposited with it as provided herein;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. APPOINTMENT OF ESCROW AGENT. The parties hereby appoint and designate Escrow Agent as the "Escrow Agent" for purposes of the Purchase Agreement and for the purposes set forth herein, and Escrow Agent hereby accepts such appointment.

         2. DEPOSITS OF ESCROW FUND. From time to time, Purchaser may deposit funds with Escrow Agent in accordance with Section 2.1(a) of the Purchase Agreement (the aggregate funds so deposited and held by Escrow Agent from time to time being referred to herein as the "Escrow Fund"). Escrow Agent agrees to hold and distribute the Escrow Fund as provided herein.

         3. INVESTMENT OF THE ESCROW FUND. Escrow Agent shall manage the Escrow Fund under the terms of this Agreement and shall from time to time invest and reinvest the funds held in the Escrow Fund, as and when instructed by Purchaser in writing, in any one or more of the following:

            (a) obligations of the United States of America;

            (b) general obligations of any State of the United States of
                America;

            (c) general obligations of any political subdivision of a State of the United

                States of America, if such obligations are rated by at least two recognized rating services as at least "AA";

            (d) certificates of deposit of Escrow Agent and any national bank or banks insured by the Federal Deposit Insurance Corporation with a net worth in excess of $100,000,000;

            (e) obligations of state or municipal public housing authorities chartered by the United States of America and guaranteed by the United States of America;

            (f) demand interest bearing accounts of Escrow Agent; and

            (g) money market funds of Escrow Agent which invest in any of the preceding (a) through (f).

If no instructions are received from Purchaser as provided above, Escrow Agent shall invest the Escrow Fund in money market funds of the type described in the preceding CLAUSE (g). Subject to PARAGRAPH 6 below, any and all income and interest realized from the investments of the Escrow Fund made by Escrow Agent pursuant hereto shall be added to and become part of the Escrow Fund.

         4. RELEASES FROM ESCROW FUND.

         (a) Upon receipt by Escrow Agent of a written certificate expressly issued by Seller in accordance with SECTION 2.1(b) of the Purchase Agreement (and executed by an authorized officer of Seller), Escrow Agent shall release and pay to Seller the portion of the Escrow Fund specified therein on the date and in the manner specified therein. Simultaneously with the delivery of such certificate to Escrow Agent by Seller, Seller shall deliver a copy of such certificate to Purchaser.

         (b) Upon receipt by Escrow Agent of a written certificate expressly issued by Purchaser in accordance with SECTION 2.1(c) or SECTION 2.5(c) of the Purchase Agreement (and executed by an authorized officer of the Manager of Purchaser), Escrow Agent shall release and pay to Purchaser any and all amounts (if any) then remaining in the Escrow Fund, or such lesser portion of the Escrow Fund specified in such certificate, including all accrued interest applicable thereto, on the date and manner specified therein. Simultaneously with the delivery of such certificate to Escrow Agent by Purchaser, Purchaser shall deliver a copy of such certificate to Seller.

         (c) Each certificate issued to Escrow Agent by Seller or Purchaser under this PARAGRAPH 4 shall contain an express representation to the effect that Seller or Purchaser (as applicable) has the right to issue such certificate under the terms of the Purchase Agreement.

         5. ESCROW AGENT.

         (a) Escrow Agent shall not be liable to any Person (as defined below) for any damages, losses, or expenses incurred as a result of any act or omission of Escrow Agent, unless such damages, losses, or expenses are caused by Escrow Agent's willful misconduct or gross negligence. Without limiting the foregoing, Escrow Agent shall not incur any such liability with respect to (i) any action taken or omitted in good faith upon the advice of counsel for Escrow Agent given with respect to any question relating to the duties and responsibilities of Escrow Agent under this Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including any certificate, written notice or instruction provided for herein, not only as to its due execution by an authorized person and as to the validity and effectiveness of such instrument, but also as to the truth and accuracy of any information contained therein that Escrow Agent shall in good faith believe to be genuine, to have been signed by a proper person or persons and to conform to the provisions of this Agreement. For purposes of this Agreement, "Person" means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, joint-stock company, bank, association or other entity.

         (b) In the event of a dispute between or among any of the parties hereto sufficient in the discretion of Escrow Agent to justify its doing so, Escrow Agent shall be entitled to tender the Escrow Fund into the registry or custody of the United States District Court for the Northern District of Georgia, Atlanta Division, to initiate such legal proceedings as it deems appropriate, and thereupon to be discharged from all further duties and liabilities under this Agreement. Any such legal action may be brought in any such court as Escrow Agent shall determine to have jurisdiction over the Escrow Fund. The filing of any such legal proceedings shall not deprive Escrow Agent of its compensation hereunder earned prior to such actions.

         (c) If all or any part of the Escrow Fund is attached, garnished or levied upon, or the delivery thereof shall be stayed or enjoined by the order of a court of competent jurisdiction, or any other order, judgment or decree affecting the Escrow Fund is made or entered by a court of competent jurisdiction, Escrow Agent is hereby expressly authorized to obey and comply with all final writs, orders, judgments or decrees so entered or issued by any such court, and if Escrow Agent obeys or complies with any such writ, order, judgment or decree, it shall not be liable to any of the parties hereto or to any other person by reason of such compliance.

         (d) If at any time any attempt should be made to modify this Agreement in a manner that would increase the duties and responsibilities of Escrow Agent, or in any manner that Escrow Agent shall reasonably deem undesirable, or at any other time, Escrow Agent may resign by notifying the other parties hereto. From the date upon which such notice is received by Purchaser and Seller until the earlier of (i) the acceptance by a successor escrow agent as shall be appointed (A) by mutual agreement of such parties, or (B) in the event the parties are unable to agree within 20 days following their receipt of such notice, by the senior active Judge of the United States District Court for the Northern District of Georgia, Atlanta Division, upon application by either Purchaser or Seller, or (ii) 60 days following the date upon which notice was mailed, Escrow

Agent's sole obligation hereunder shall be to perform its duties hereunder in accordance with the terms of this Agreement prior to any attempted modification hereof.

         6. ESCROW AGENT'S FEES. The total fee payable to Escrow Agent for its services and obligations hereunder shall be $1,000.00, and shall be paid to Escrow Agent in equal proportions by Seller and Purchaser. Escrow Agent agrees that no fee shall be due and payable hereunder unless and until the Escrow Fund has been deposited by Purchaser as provided in PARAGRAPH 2.

         7. NOTICES.

         (a) All notices, demands, certificates or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by pre-paid, first class, certified or registered mail, return receipt requested, or by facsimile transmission to the intended recipient thereof at its address, or facsimile number set out below. Any such notice, demand or communication shall be deemed to have been duly given immediately (if given or made by personal delivery or confirmed facsimile), or three days after mailing (if given or made by letter addressed to a location within the country in which it is posted) or seven days after mailing (if made or given by letter addressed to a location outside the country in which it is posted), and in proving same it shall be sufficient to show that the envelope containing the same was duly addressed, stamped and posted, or that receipt of a facsimile or hand delivery was confirmed by the recipient. The addresses and facsimile numbers of the parties for purposes of this Agreement are:

         i)    If to Purchaser:         Harbert Equity Fund I, L.L.C.
                                        One Riverchase Parkway South
                                        Birmingham, Alabama 35244
                                        Facsimile No. (205) 987-5505
                                        Attention: Mr. Michael Luce

               With a copy to:          Kilpatrick Stockton LLP
                                        Suite 2800
                                        1100 Peachtree Street
                                        Atlanta, Georgia 30309-4530
                                        Facsimile No. (404) 815-6555
                                        Attention: Joel B. Piassick, Esq.

         ii)   If to Seller:            Crown NorthCorp, Inc.
                                        1251 Dublin Road
                                        Columbus, Ohio 43215
                                        Facsimile No. (614) 488-9780
                                        Attention: Mr. Ronald E. Roark
                                        Stephen W. Brown, Esq.

               With a copy to:          Powell, Goldstein, Frazer & Murphy LLP
                                        191 Peachtree Street, N.E.
                                        Atlanta, Georgia 30303
                                        Facsimile No. (404) 572-6999
                                        Attention: Jonathan R. Shils, Esq.

        iii)   If to Escrow Agent:      AmSouth Bank of Alabama
                                        1901 6th Ave. North, Suite 730
                                        Birmingham, Alabama 35203
                                        Facsimile No. (205) 581-7661
                                        Attention: Ms. Renee Ragland


         (b) Any party may change the address to which notices, requests, demands or other communications to such parties shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

         8. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, executors, administrators, beneficiaries, transferees, successors and assigns.

         9. AMENDMENTS. This Agreement may be amended at any time or from time to time in a writing executed by the party to be charged.

         10. EFFECT ON AGREEMENT. The provisions of this Agreement are not amended to alter, modify, negate or replace any provisions of the Purchase Agreement that may be in conflict with the provisions hereof.

         11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

         12. GOVERNING LAW. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia, without regard to principles of conflicts of laws.

         13. PARTIAL INVALIDITY AND SEVERABILITY. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any term of this Agreement, or part thereof, not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof, or part thereof, shall constitute their agreement with respect to the subject matter hereof and all such remaining terms, or parts thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

         14. WAIVER. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

         15. HEADINGS. The headings of particular provisions of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement.

         16. NUMBER AND GENDER. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

         17. TIME OF PERFORMANCE. Time is of the essence.

         18. ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby.

                         [Signatures on following page]

         IN WITNESS WHEREOF, the parties hereto have made and entered into this Agreement as of the date first hereinabove set forth.

                          PURCHASER:

                          HARBERT EQUITY FUND I, L.L.C.
                          By Harbert Management Corporation, its Manager

                          By: /s/
                              ------------------------------
                                David A. Boutwell
                                Vice President

                                        (CORPORATE SEAL)


                          ESCROW AGENT:

                          AMSOUTH BANK OF ALABAMA

                          By: /s/
                              ------------------------------
                          Name:  Renee Ragland
                          Title: Corporate Trust Officer

                                        (CORPORATE SEAL)


                          SELLER:

                          CROWN NORTHCORP, INC.

                          By: /s/
                              ------------------------------
                          Name:  Stephen W. Brown
                          Title: Secretary

                                        (CORPORATE SEAL)

                                   EXHIBIT F

                              ACQUISITION CRITERIA

                                   EXHIBIT F

1. Nature of Revenue:  Recurrent fee income from servicing, management, or other agreed sources.

2. Term: Sufficient to repay capital invested plus any related leverage.

3. Return:             Aggregate of $2.5 million per year in pre-tax cash flow
                       after expenses.

                                   EXHIBIT G

                SELLER'S OFFICER'S CERTIFICATE - SECOND CLOSING

         Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in that certain Stock Purchase Agreement, dated as of February __, 1997, between and among Harbert Equity Fund I, L.L.C. and Crown NorthCorp, Inc. (the "Stock Purchase Agreement").

         The undersigned, being the _________________________ of CROWN NORTHCORP, INC., a Delaware corporation (the "Seller"), DOES HEREBY CERTIFY, in the name and on behalf of the Company, as follows:

1. All representations and warranties of the Seller contained in Section 4.1 of the Stock Purchase Agreement, as qualified and revised by the attached Seller Disclosure Schedule, are true and correct as of the date hereof.

2. As of the date hereof, the Seller has performed and complied with all covenants and agreements, and satisfied all conditions required to be performed and complied with, by the Seller at or before the date hereof by the Stock Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned has set his hand hereunto, in the name and on behalf of the Company, as of _____________ __, 199_.

                                        CROWN NORTHCORP, INC.

                                        By:_____________________________
                                        Name:
                                        Title:

                                   EXHIBIT H

               PURCHASER'S OFFICER'S CERTIFICATE - SECOND CLOSING

         Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in that certain Stock Purchase Agreement, dated as of February __, 1997, between and among Harbert Equity Fund I, L.L.C. and Crown NorthCorp, Inc. (the "Stock Purchase Agreement").

         The undersigned, being the ____________ of HARBERT MANAGEMENT CORPORATION, an Alabama corporation that is the Manager of HARBERT EQUITY FUND I, L.L.C., a Georgia limited liability company (the "Purchaser"), DOES HEREBY CERTIFY, in the name and on behalf of the Purchaser, as follows:

1. As of the date hereof, all representations and warranties of the Purchaser contained in Article V of the Stock Purchase Agreement, as qualified and revised by the attached Purchaser Disclosure Schedule, are true and correct with respect to the related Second Closing and the related Second Closing Shares as of the date hereof.

2. As of the date hereof, the Purchaser has performed and complied with all covenants and agreements, and satisfied all conditions required to be performed and complied with, by the Purchaser at or before the date hereof by the Stock Purchase Agreement.

3. The Purchaser is an "accredited investor," as defined in Rule 501(a) under the Securities Act, because it is an entity in which all of the owners are "accredited investors."

4. The Purchaser is purchasing the Second Closing Shares for its own account, for investment purposes only, and without a view toward the resale or distribution thereof.

5. The Purchaser's chief executive office and principal place of business is located in the State of Alabama.

6. The Seller has made available to the Purchaser a reasonable time before the First Closing the opportunity to ask questions of and receive answers concerning the Seller and the terms and conditions of the transaction to be consummated at the related Second Closing.

         IN WITNESS WHEREOF, the undersigned has set his hand hereunto, in the name and on behalf of the Company, as of _____________ __, 199_.

                                        HARBERT EQUITY FUND I, L.L.C.

                                        BY:    HARBERT MANAGEMENT CORPORATION,
                                               MANAGER

                                        By:
                                            ----------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT I

                                 FUND CRITERIA

                                   EXHIBIT I

                                 FUND CRITERIA

o Affiliates of Harbert Management Corporation and Crown NorthCorp would form an investment advisory company under a mutually acceptable entity operating under Harbert Management Corporation's registered investment advisor and broker/dealer licenses. The appropriate Harbert affiliate would receive income through an investment advisory contract. The advisor would source, evaluate and manage a portfolio of "B" piece commercial mortgage backed securities ("CMBS"). Crown NorthCorp would serve as servicer of the portfolio.

o A limited partnership would be formed for the purpose of investing in tranches of CMBS rated BB to unrated. Harbert and Crown would solicit subscriptions to a call fund, which is anticipated to be a $50-100 million fund. The fund is anticipated to be marketed primarily to non-taxable pension fund investor.

o The call fund would be available for investment in CMBS at the discretion of the advisor within certain agreed investment parameters. It is anticipated that the fund would be open for approximately two years and then have a remaining life of approximately five to seven years.

o Harbert's affiliate and Crown would enter into appropriate management and servicing contract, respectively, with the limited partnership. Fees and incentive compensation would be at standard industry rates.

                                   EXHIBIT J

                 SELLER'S OFFICER'S CERTIFICATE - THIRD CLOSING

         Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in that certain Stock Purchase Agreement, dated as of February __, 1997, between and among Harbert Equity Fund I, L.L.C. and Crown NorthCorp, Inc. (the "Stock Purchase Agreement").

         The undersigned, being the _________________________ of CROWN NORTHCORP, INC., a Delaware corporation (the "Seller"), DOES HEREBY CERTIFY, in the name and on behalf of the Company, as follows:

1. All representations and warranties of the Seller contained in Section 4.1 of the Stock Purchase Agreement, as qualified and revised by the attached Seller Disclosure Schedule, are true and correct as of the date hereof.

2. As of the date hereof, the Seller has performed and complied with all covenants and agreements, and satisfied all conditions required to be performed and complied with, by the Seller at or before the date hereof by the Stock Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned has set his hand hereunto, in the name and on behalf of the Company, as of _____________ __, 199_.

                                        CROWN NORTHCORP, INC.

                                        By:
                                            ------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT K

               PURCHASER'S OFFICER'S CERTIFICATE - THIRD CLOSING

         Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in that certain Stock Purchase Agreement, dated as of February __, 1997, between and among Harbert Equity Fund I, L.L.C. and Crown NorthCorp, Inc. (the "Stock Purchase Agreement").

         The undersigned, being the ____________ of HARBERT MANAGEMENT CORPORATION, an Alabama corporation that is the Manager of HARBERT EQUITY FUND I, L.L.C., a Georgia limited liability company (the "Purchaser"), DOES HEREBY CERTIFY, in the name and on behalf of the Purchaser, as follows:

1. As of the date hereof, all representations and warranties of the Purchaser contained in Article V of the Stock Purchase Agreement, as qualified and revised by the attached Purchaser Disclosure Schedule, are true and correct with respect to the Third Closing and the Third Closing Shares as of the date hereof.

2. As of the date hereof, the Purchaser has performed and complied with all covenants and agreements, and satisfied all conditions required to be performed and complied with, by the Purchaser at or before the date hereof by the Stock Purchase Agreement.

3. The Purchaser is an "accredited investor," as defined in Rule 501(a) under the Securities Act, because it is an entity in which all of the owners are "accredited investors."

4. The Purchaser is purchasing the Third Closing Shares for its own account, for investment purposes only, and without a view toward the resale or distribution thereof.

5. The Purchaser's chief executive office and principal place of business is located in the State of Alabama.

6. The Seller has made available to the Purchaser a reasonable time before the Third Closing the opportunity to ask questions of and receive answers concerning the Seller and the terms and conditions of the transaction to be consummated at the Third Closing.

         IN WITNESS WHEREOF, the undersigned has set his hand hereunto, in the name and on behalf of the Company, as of _____________ __, 199_.

                                        HARBERT EQUITY FUND I, L.L.C.

                                        BY:    HARBERT MANAGEMENT CORPORATION,
                                               MANAGER

                                        By:    _____________________________
                                        Name:
                                        Title:

                                   EXHIBIT L

                            FORM OF VOTING AGREEMENT

                                VOTING AGREEMENT

         This VOTING AGREEMENT (this "Agreement"), dated as of March 7, 1997, is between and among RONALD E. ROARK, an individual with an office at 1251 Dublin Road, Columbus, Ohio 43215 ("Roark"), TUCKER HOLDING COMPANY, LTD., an Ohio limited liability company with an office at 1251 Dublin Road, Columbus, Ohio 43215 ("Tucker"), and HARBERT EQUITY FUND I, L.L.C., a Georgia limited liability company with an office at One Riverchase Parkway South, Birmingham, Alabama 35244 ("Harbert").

                             W I T N E S S E T H :

            WHEREAS, Roark and Tucker (collectively, the "Tucker Parties") beneficially own shares of the Common Stock, par value $.01 per share (the "Stock"), of Crown NorthCorp, Inc., a Delaware corporation (the "Company"); and

            WHEREAS, contemporaneously with the execution and delivery of this Agreement, Harbert has acquired shares of the Stock pursuant to that certain Stock Purchase Agreement, dated as of even date herewith, between and among Harbert and the Company (the "Stock Purchase Agreement"); and

            WHEREAS, Harbert desires that each of the Tucker Parties agrees to vote its shares in accordance with the provisions of this Agreement to more fully effectuate certain provisions of the Stock Purchase Agreement whereby Harbert is entitled to nominate one or more persons for election as a director of the Company for a certain period; and

            WHEREAS, the Tucker Parties desire that Harbert and its affiliates agrees to vote their shares in accordance with the provisions of this Agreement for the continued election of Ronald E. Roark as a director of the Company for such period;

            NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy, sufficiency, and receipt of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used herein but not otherwise defined herein shall have the meaning ascribed thereto in the Stock Purchase Agreement.

         SECTION 2. VOTING AGREEMENT OF THE TUCKER PARTIES. During the Corporate Governance Period, each of the Tucker Parties, severally and not jointly, agrees:

                    (a) To vote all shares of securities issued by the Company and entitled to vote in the election of directors ("Voting Securities") beneficially owned by him or it for the election as a director of the Company of such nominees for election as a director of the Company as Harbert is entitled to designate for nomination as such pursuant to the Stock Purchase Agreement;

                    (b) To cause (x) each of the members of Roark's immediate
               family, (y) each entity controlled by any Tucker Party, and (z) each trust of which Roark is a grantor (collectively, the "Roark Affiliates"), to vote all Voting Securities beneficially owned by him, her, or it for the election as a director of the Company of such nominees for election as a director of the Company as Harbert is entitled to designate for nomination as such pursuant to the Stock Purchase Agreement;

                    (c) In the event a director of the Company so designated
               for nomination by Harbert ceases to be a director of the Company for any reason before his or her term as such expires, to vote all shares of Voting Securities beneficially owned by him, her, or it in favor of another individual designated for nomination by Harbert for election as a director of the Company to the extent Harbert is then entitled to designate such other individual for nomination for election as a director of the Company pursuant to the Stock Purchase Agreement; and

                    (d) In the event a director of the Company so designated
               for nomination by Harbert ceases to be a director of the Company for any reason before his or her term expires, to cause each of the Roark Affiliates to vote all shares of Voting Securities owned by him, her or it in favor of another individual designated for nomination by Harbert for election as a director of the Company to the extent Harbert is then entitled to designate such other individual for nomination for election as a director of the Company pursuant to the Stock Purchase Agreement.

         Notwithstanding the foregoing, however, to the extent that the Tucker Parties and Roark Affiliates collectively do not possess the sole power to vote or direct the voting of any such Voting Securities from time to time (the shares as to which the Tucker Parties and Roark Affiliates do not so possess such voting power being referred to herein as "Non-Exclusive Tucker Shares"), they shall be obligated to use their reasonable best efforts to cause such Non-Exclusive Tucker Shares to be voted in compliance with the foregoing.

         SECTION 3. VOTING AGREEMENT OF HARBERT. Until the earlier of (i) the expiration of the Corporate Governance Period, and (ii) the occurrence of a Seller Breach (as defined in the Registration Rights Agreement, dated as of the date hereof, between and among the Company and Harbert), Harbert agrees:

                    (a) To vote all shares of Voting Securities beneficially
               owned by it for the election of Roark as a director of the Company;

                    (b) To cause each Person controlling it, controlled by it, or under common control with it (collectively, the "Harbert Affiliates") to vote all shares of Voting Securities beneficially owned by him, her, or it for the election of Roark as a director of the Company;

                    (c) In the event that Roark ceases to be a director of the
               Company for any reason before his term as such expires, to vote all shares of Voting Securities beneficially owned by it in favor of another individual nominated by Roark or, in the event of Roark's death or incapacity, his heirs, legatees, executors, successors, guardians, legal representatives, or administrators, as the case may be, beneficially owning at least 50% of the Voting Securities beneficially owned by Roark immediately prior to his death or incapacity, for election as a director of the Company; and

                    (d) In the event that Roark ceases to be a director of the
               Company for any reason before his term as such expires, to cause each of the Harbert Affiliates to vote all shares of Voting Securities beneficially owned by him, her, or it in favor of another individual nominated by Roark or, in the event of Roark's death or incapacity, his heirs, legatees, executors, successors, guardians, legal representatives, or administrators, as the case may be, beneficially owning at least 50% of the Voting Securities beneficially owned by Roark immediately prior to his death or incapacity, for election as a director of the Company.

         Notwithstanding the foregoing, however, to the extent that Harbert and the Harbert Affiliates collectively do not possess the sole power to vote or direct the voting of any such Voting Securities from time to time (the shares as to which they do not so possess such voting power being referred to herein as "Non-Exclusive Harbert Shares"), then Harbert shall be obligated to use its reasonable best efforts to cause such Non-Exclusive Harbert Shares to be voted in compliance with the foregoing.

         SECTION 4. TERMINATION. This Agreement shall terminate upon the expiration of the Corporate Governance Period in accordance with the Stock Purchase Agreement.

         SECTION 5. LEGENDS. The Tucker Parties and Harbert will, and the Tucker Parties will cause the Roark Affiliates to, and Harbert will cause the Harbert Affiliates to, deliver certificates representing Voting Securities beneficially owned by them to the Company for imprinting with the following legend (which legend shall be removed, with respect to any of such Voting Securities, upon the earlier of (i) the sale, assignment, or other transfer of such Voting Securities to a Person not subject to the purview of this Agreement, and (ii) the expiration of this Agreement), in each case on or before the date that is the last to occur of (x) 30 days from the date of this Agreement, and (y) their acquisition of beneficial ownership of such Voting
Securities:

         "The voting securities represented by this certificate are subject to restrictions on voting, as provided in a Voting Agreement, dated as of March 7, 1997, between and among Harbert Equity Fund I, L.L.C., Tucker Holding Company, Ltd., and Ronald E. Roark, a copy of which is on file with the Secretary of the Company."

         Notwithstanding the foregoing, however, Harbert shall be obligated to utilize its reasonable best efforts to cause the beneficial owners of the Non-Exclusive Harbert Shares to comply with this Section 5, and the Tucker Parties shall be obligated to utilize their respective reasonable best efforts to cause the beneficial owners of the Non-Exclusive Tucker Shares to comply with this Section 5.

         SECTION 6. SECRETARY TO RETAIN COPY. A copy of this Agreement shall be filed with the Secretary of the Company.

         SECTION 7. STOCK CHANGES. The provisions of this Agreement shall be deemed to apply equally to any share of Stock or other securities distributed in respect of shares of Stock.

         SECTION 8. FURTHER ACTIONS. At any time and from time to time each party agrees, at its or his expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

         SECTION 9. AVAILABILITY OF EQUITABLE REMEDIES. Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, in addition to any other right or remedy available to him, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement, and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to such injunction and to the ordering of specific performance.

         SECTION 10. MODIFICATION. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

         SECTION 11. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or delivered against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement or at such other address as the other parties hereto shall have been notified in writing pursuant hereto. Except as otherwise specifically provided in this Agreement, any notice given by certified mail shall be deemed given at the time of certification thereof except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

         SECTION 12. WAIVER. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         SECTION 13. BINDING EFFECT. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns of the corporate parties hereto and the respective assigns, heirs, and personal representatives of the individual parties hereto.

         SECTION 14. NO THIRD PARTY BENEFICIARIES. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

         SECTION 15. SEPARABILITY. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

         SECTION 16. HEADINGS. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         SECTION 17. PRONOUNS. Any masculine personal pronoun shall be considered to mean the corresponding feminine or neuter personal pronoun, as the context requires.

         SECTION 18. COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof.

         SECTION 19. REPRESENTATIONS AND WARRANTIES OF TUCKER. Tucker hereby represents and warrants to Harbert that:

                    (i) It is a limited liability company duly organized,
               validly existing, and in good standing under the laws of the State of Ohio, with full limited liability company power and authority to conduct its business as currently conducted; and

                    (ii) Assuming the due authorization, execution, and
               delivery of this Agreement by the other parties hereto, this Agreement constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, or other laws affecting creditors' rights generally and by the availability of equitable remedies.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                              TUCKER HOLDING COMPANY, LTD.

                              By: /s/
                                  -------------------------------
                              Name:  Ronald E. Roark
                              Title: Managing Member


                              -----------------------------------
                              RONALD. E. ROARK


                              HARBERT EQUITY FUND I, L.L.C.

                              BY: HARBERT MANAGEMENT CORPORATION,
                                  MANAGER

                              By: /s/
                                  -------------------------------
                              Name: Michael D. Luce
                              Title: Executive Vice President & CFO

                                SCHEDULE 4.1(a)


                                  SUBSIDIARIES

                                Schedule 4.1 (a)
                         Organization and Qualification


-----------------------------------------------------------------------------------------------------------------------------------
                                                    Principal
 Entity         Jurisdiction/         Foreign        Place of              Business              Authorized          Outstanding
  Name            Ownership        Qualifications    Business               Activity           Capitalization          Stock
-----------------------------------------------------------------------------------------------------------------------------------
Crown            Delaware              OH, GA,     1251 Dublin Rd.      Financial services,      30,000,000           8,776,723
NorthCorp,       corporation           TX, NJ,     Columbus, Ohio       specializing in loan     shares               shares
Inc.                                   VA, FL,     43215                servicing, asset         common               of common
                                       MO, DC                           management, loss         1,000,000            2,950 shares
                                                                        mitigation, loan         shares               of preferred
                                                                        origination, portfolio   preferred            (in three
                                                                        acquisition and                               classes)
                                                                        due diligence,
                                                                        portfolio and property
                                                                        management.
-----------------------------------------------------------------------------------------------------------------------------------
Crown Revenue    Ohio                 None        1251 Dublin Rd.       Following the            750 shares         90 shares
Services, Inc.   corporation                      Columbus, Ohio        completion of            common             common
                 wholly owned by                  43215                 asset management
                 Crown NorthCorp,                                       contracts with the RTC,
                 Inc.                                                   CRS has virtually
                                                                        no current business
                                                                        activities.
-----------------------------------------------------------------------------------------------------------------------------------
CNC Holding      Delaware             None        1251 Dublin Rd.       Holding company for      1,000              1,000
Corp.            corporation                      Columbus, Ohio        lower-tier               shares             shares
                 wholly owned by                  43215                 subsidiaries.            common             common
                 Crown NorthCorp,
                 Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Prime Tempus,    Texas                None        800 Brazos Street     Provides liquidation     1,000,000          1,000,000
Inc.             corporation                      Suite 1030            and recovery services    shares             shares
                 wholly owned by                  Austin, Texas         for insurance            common             common
                 Crown NorthCorp,                 78701                 receiverships as
                 Inc.                                                   well as asset
                                                                        searches.
-----------------------------------------------------------------------------------------------------------------------------------
Crown Revenue    Ohio joint           None        1251 Dublin Rd.       The venture was formed   N/A                N/A
Services Joint   venture 75%                      Columbus, Ohio        to administer certain
Venture I        owned by Crown                   43215                 contracts with the
                 Revenue Services,                                      Resolution Trust
                 Inc., and 25%                                          Corporation, which
                 owned by an                                            work has now concluded.
                 unaffiliated
                 party.
-----------------------------------------------------------------------------------------------------------------------------------
Crown            Ohio                 None        1251 Dublin Rd.       Serves as managing       850 shares         850 shares
Properties,      corporation                      Columbus, Ohio        general partner of       common             common
Inc.             wholly owned                     43215                 CRS Bond Portfolio,
                 by Crown                                               L.P. and CRS Bond
                 Revenue Services,                                      Portfolio II, L.P.,
                 Inc.                                                   both of which are
                                                                        Delaware limited
                                                                        partnerships.
-----------------------------------------------------------------------------------------------------------------------------------

                                Schedule 4.1 (a)
                         Organization and Qualification

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Principal
       Entity         Jurisdiction/        Foreign         Place of            Business            Authorized        Outstanding
        Name            Ownership      Qualifications      Business            Activity           Capitalization        Stock
-----------------------------------------------------------------------------------------------------------------------------------
Crown NorthCorp       Danish           None                Soflevej 12          Formed to          DKK 500,000        DKK 500,000
Euro A/S              corporation                          2900 Hellerup        pursue business
                      wholly owned                         Denmark              opportunities
                      by CNC                                                    in Europe.
                      Holding Corp.

-----------------------------------------------------------------------------------------------------------------------------------
Eastern Realty        Virginia         None                1568 Springhill Rd.  Asset and          1,000 shares       200 shares
Corporation           corporation                          Suite 222            land               common
                      wholly owned                         McLean, Virginia     management
                      by CNC                               22102
                      Holding Corp.
-----------------------------------------------------------------------------------------------------------------------------------
Eastern               Virginia         None                1568 Springhill Rd.  Asset and          1,000 shares       100 shares
Baltimore,            corporation                          Suite 222            land               common
Inc.                  wholly owned                         McLean, Virginia     management
                      by CNC                               22102
                      Holding Corp.
-----------------------------------------------------------------------------------------------------------------------------------
Eastern               Virginia         None                1568 Springhill Rd.  Asset and          All membership     All
Realty,               limited                              Suite 222            land               interests          membership
LLC                   liability                            McLean, Virginia     management         authorized and     interests
                      company with                         22102                                   outstanding        authorized
                      CNC Holding                                                                                     and
                      Corp. owning                                                                                    outstanding
                      99% of the
                      membership
                      interests and
                      Crown Revenue
                      Services, Inc.
                      owning 1%
                      of the
                      membership
                      interests.
-----------------------------------------------------------------------------------------------------------------------------------

                        EASTERN REALTY CORPORATION (ERC)

       ---------------------------------------------------------------------------------------------------------
       :                            :                         :                        :                       :
       :                            :                         :                        :                       :
------------------         --------------------     --------------------       -----------------        -------------------
                            Eastern-MACO, Inc.       Eastern-PROVIDENCE,        Athena Portfolio        Eastern-COMAC, Inc.
United Collections                                          Inc.                 Investors, L.P.
   ERC: 30% GP                 ERC: 94.25%                                                                   ERC: 100%
                            Jay Rollins: 5.75%            ERC: 100%               ERC: 4.44% LP
------------------         --------------------     --------------------       -----------------        -------------------
       :                            :                         :                                                 :
       :                            :                         :                                                 :
------------------         --------------------     --------------------                                -------------------
                           Potomac Mid-Atlantic       Providence Land
United Collections,           Partners, L.P.           Partners, L.P.                                      COMAC West, L.P.
       L.P.                                          Eastern-PROVIDENCE,
United Collections:         Eastern-MACO, Inc.             Inc.:                                         Eastern-COMAC, Inc.
      50% GP                      4.0% GP                4.46% GP                                              1.0% GP
------------------         --------------------     --------------------                                -------------------
                                    :                                                                           :
                                    :                                                                           :
                           --------------------                                                         -------------------
                            Potomac-MACO, L.P.
                                                                                                           Comac Land, L.P.
                           Potomac Mid-Atlantic
                                 Partners:                                                                Comac West, L.P.:
                                  25% GP                                                                       40% GP
                           --------------------                                                         -------------------

                         EASTERN BALTIMORE, INC.
                                   :
                                   :
           -----------------------------------------------
           :                                             :
           :                                             :
--------------------------                   --------------------------

Eastern Model Home, L.L.C.                     Baltimore Portfolio
                                                  Partners, L.P.
 Eastern Baltimore, Inc.:
                                              Eastern Baltimore, Inc.:
       1% Member                                        1% GP

--------------------------                   --------------------------




                        EASTERN REALTY, L.L.C. (ERLLC)
                                      :
                                      :
                                      :
                                      :
                         ------------------------------

                           Eastern Model Home, L.L.C.
                               ERLLC: 99% Member

                         ------------------------------
                                      :
                                      :
                                      :
                                      :
                         ------------------------------

                           Kingsview Patriot I, L.L.C.

                               Eastern Model Home,
                               L.L.C.: 50% Member

                         ------------------------------

-------------------------------------------------------------------------------
           OWNERSHIP STRUCTURE FOR UNITED COLLECTIONS (JDC PORTFOLIO)
-------------------------------------------------------------------------------

                                                               -----------------------

                                  ---------------------------  UNITED COLLECTIONS L.P. --------------------------
                                  :                                                                             :
                                  :                            -----------------------                          :
                                  :                                                                             :
                                  :                                                                             :
                         -------------------                                                        ------------------------------

                         UNITED COLLECTIONS                                                          RESOLUTION TRUST CORPORATION
                         General Partner 50%                                                             Limited Partner 50%

                         -------------------                                                         -----------------------------
                                  :
                                  :
                                  :
                                  :
           -------------------------------------------------
           :                                               :
           :                                               :
           :                                               :
           :                                               :
--------------------------                   -------------------------------

EASTERN REALTY CORPORATION                   GEL WORLDWIDE COLLECTIONS, INC.
  General Partner (30%)                          General Partner (70%)

--------------------------                   -------------------------------


-------------------------------------------------------------------------------
               OWNERSHIP STRUCTURE FOR POTOMAC MACO, L.P. (MACO)
-------------------------------------------------------------------------------

--------------------

Eastern Realty Corp.
                     --------------------         ----------------------------------       ------------        ------------------
--------------------                    :
                         Management     :         Potomac Mill-Maxtix Partners, L.P.       Potomac MACO            Resolution
                          Agreement     :--------           a Delaware LP             ----    Limited   ------  Trust Corporation
--------------------                    :                     (25% GP)                      Partnership            (7 1/4% LP
                                        :
   LaSalle Entity    -------------------          -----------------------------------      ------------        ------------------
                                                                   :
--------------------                                               :
                                                                   :
                                                                   :
                                                                   :
                                                                   :
                                                                   :
        -----------------------------------------------------------------------------------------------------
        :                                                          :                    :                   :
        :                                                          :                    :                   :
------------------                                       -------------------     ----------------     ----------------

Eastern-MACO, Inc.                                       Steinhardt Entities     Curlycu Entities     LaSalle Entities
     (4% GP)                                              (46.75% GP/LP)         (46.75% GP/LP)         (2.5% GP)

------------------                                       -------------------     -----------------     ----------------

-------------------------------------------------------------------------------
             OWNERSHIP STRUCTURE FOR PROVIDENCE LAND PARTNERS, L.P.
-------------------------------------------------------------------------------



                                                                 --------------------------          -------------------

                                                                 Eastern Realty Corporation  -------     Providence
                                                                    Management Agreement              Land Partners L.P.

                                                                 --------------------------          --------------------
                                                                                                              :
                                                                                                              :
                                                                                                              :
          -------------------------------------------------------------------------------------------------------------
          :                                :                               :                                           :
          :                                :                               :                                           :
          :                                :                               :                                           :
------------------------     -------------------------------     ------------------------                       -----------------
                                                                                                                Provo (Delaware)
Eastern-Providence, Inc.     Gordon & Helen Smith Foundation     Providence Investors LLC                       L.P. (Steinhardt)
General Partner - 4.46%          Limited Partner - 5.25%         Limited Partner - 4.05%                        Limited Partner -
                                                                                                                     86.24%
------------------------     -------------------------------     ------------------------                       ------------------

-------------------------------------------------------------------------------
                         OWNERSHIP STRUCTURE FOR COMAC
-------------------------------------------------------------------------------

--------------
                  Advisory (and Loan
Eastern Realty    Servicing) Agreement
 Corporation      --------------------
                                     :      -------------------------     ---------------               ------------------
--------------                       :
Loan Advisory                        :     COMAC West Partners, L.P.                                        Resolution
Agreement                            :----      a Delaware LP         --- COMAC Land, LP -------------- Trust Corporation
--------------                       :            (48% GP)                                                  (61% LP)
                                     :      --------------------------    ---------------                -----------------
Bunser Entity    --------------------                 :
                 Management                           :
--------------   Agreement                            :
                                                      :
                                                      :                                          --------------------------------
                                                      :
                                                      :                                          Nomica Asset Capital Corporation
                                                      : ---------------------------------------- Lender to COMAC West, LP (paid
                                                      :                                          off) and Class B Limited Partner
                                                      :
                                                      :
                                                      :                                          ---------------------------------
                                                      :
                                                      :
                                                      :
        ------------------------------------------------------------------------------------------------------------------
        :                                             :                     :                        :                    :
        :                                             :                     :                        :                    :
        :                                             :                     :                        :                    :
-------------------                         --------------------     ----------------        ------------------     ---------------
                                                                                                The Gordon V.
Eastern-COMAC, Inc.                         Steinhaardt Entities     Curlycu Entities        and Helen C. Smith     Ranner Entities
     (1% GP)                                    (40.75% LP)             (81.75% LP)              Foundation            (2.5% GP)
                                                                                                   (9% LP)
-------------------                         --------------------     ----------------        ------------------     ---------------

-------------------------------------------------------------------------------
              OWNERSHIP STRUCTURE FOR BANK OF BALTIMORE PORTFOLIO
-------------------------------------------------------------------------------



    --------------
                                           --------------------------------                      ----------------------
    Eastern Realty     Management                                                Financing Loan
     Corporation   ----------------------- Baltimore Fostertie Partners, LP -------------------- Heller Financial, Inc.
                       Agreement                                                   Agreement
    --------------                         --------------------------------                      ----------------------
                                                          :
                                                          :
                                                          :
                                                          :
                                                          :
                                                          :
                                                          :
                                                          :
           ------------------------------------------------------------------------------------------------------
           :                             :                                   :                                  :
           :                             :                                   :                                  :
-----------------------     ----------------------------               ----------------               ------------------------

Eastern-BALTIMORE, Inc.     Gordon V. and Helen C. Smith               Carlyle Entities               Baltimore Investors, LLC
   (.5% GP, 5% LLP)             Foundation (1.0% LP)                     (43.75% LP)                        (3.0% LP)

-----------------------     ----------------------------               ----------------               ------------------------

              OWNERSHIP STRUCTURE FOR KINGSVIEW PATRIOT I, L.L.C.


-----------------------                     -----------------------

Eastern-Baltimore, Inc.  ------------------ Eastern Realty, L.L.C.
       1% Member                 :                 99% Member
                                 :
-----------------------          :          ------------------------
                                 :
                                 :
                                 :
                                 :
                                 :
                                 :
                                 :
                     --------------------------

                     Eastern Model Home, L.L.C.
                             50% Member

                     --------------------------
                                 :
                                 :
                                 :
                                 :
                     --------------------------         --------------------
                                                        Gordon V. & Helen C.
                     Kingsview Patriot I, L.L.C. -----    Smith Foundation
                                                             50% Member
                     ---------------------------        --------------------

                                                                      09-MAY-97
-------------------------------------------------------------------------------
                        POTOMAC MACO SUBENTITY OWNERSHIP
-------------------------------------------------------------------------------

--------------------                                               --------------------          -----------------------------

Potomac Mid-Atlantic                                                   Potomac MACO               Resolution Trust Corporation
   Partners, L.P.     --------------------------------------------  Limited Partnership --------            (75% LP)
   A Delaware LP
     (25% GP)                                                      ---------------------          ----------------------------
                                                                             :
--------------------                                                         :
         :                                                                   :
         :               ----------------------------                        :
         :                                                                   :
         :                   Potomac Frederick LLC                           :
         :                    Potomac Mid-Atlantic                           :
         ----------------     Partners, LP (1.01%,    ------------------------
                                Managing Member)
                            Potomac MACO LP (89.99%)

                          ----------------------------
                                      :
                                      :
                                      :
----------------          ----------------------------

Hanover Capital             Potomac Country Club LLC
  Realty          ------    (Joint Venture) Potomac
                              Frederick LLC (90%)
----------------          Hanover Capital Realty (10%)

                          ----------------------------

MACO III/EASTERN REALTY CORPORATION                                   09-MAY-97
-------------------------------------------------------------------------------
                        POTOMAC MACO SUBENTITY OWNERSHIP
-------------------------------------------------------------------------------

-----------------------------------                                     ---------------------      -----------------------

Potomac Mid-Atlantic Partners, L.P.                                         Potomac MACO              Resolution Trust
        a Delaware LP               ----------------------------------   Limited Partnership  -----  Corporation (75% LP)
            (25% GP)
                                                                         --------------------      -----------------------
-----------------------------------                                               :
               :                                                                  :
               :                     ----------------------------------           :
               :                                                                  :
               :                            Potomac Marwood LLC                   :
               :                     Potomac Mid-Atlantic Partners, LP            :
                --------------------      (1.01% Managing Member)        ---------
                                          Potomac MACO LP (89.99%)

                                     -----------------------------------

MACO III/EASTERN REALTY CORPORATION                                   09-MAY-97
-------------------------------------------------------------------------------
                        POTOMAC MACO SUBENTITY OWNERSHIP
-------------------------------------------------------------------------------

-----------------------------------                                     ---------------------           -----------------------

Potomac Mid-Atlantic Partners, L.P.                                         Potomac MACAO                  Resolution Trust
        a Delaware LP               ----------------------------------   Limited Partnership  ----------  Corporation (75% LP)
            (25% GP)
                                                                         --------------------           -----------------------
-----------------------------------                                               :
                                                                                  :
                                                                                  :
                                                                                  :
                                                                                  :
                                                                                  :
                                                                   ---------------------------------
          ------------------------
                                                                   Potomac Pines LLC (Joint Venture)
          Harbor Village I, L.L.C.  ----------------------------    Harbor Village I, LLC (16.67%)
                                                                         Potomac MACO LP (83.33%)
          ------------------------
                                                                   ----------------------------------

                                SCHEDULE 4.1(b)


                                 CAPITALIZATION

                                SCHEDULE 4.1(b)

                                 CAPITALIZATION

Set forth below are the classes of the capital stock of Crown NorthCorp, Inc., the number of shares of each class outstanding as of January 31, 1997 and the known holders of 5% or more of each class.

Common Stock, par value $.01 per share; 8,776,723 shares outstanding

         Known holders of 5% or more of the class

                  Holder                                      No. of Shares Held
                  ------                                      ------------------
                  Tucker Holding Company, Ltd.                4,207,500
                  Asdale Limited                                976,524
                  The Gordon V. and Helen C.
                           Smith Foundation                     538,677

Series A Convertible Preferred Stock, par value $.01 per share; 450 shares outstanding

         Known holders of 5% or more of the class

                  Holder                                      No. of Shares Held
                  ------                                      ------------------
                  Miller and Smith Holding, Inc.                       207.72
                  Gordon V. Smith                                      112.61
                  Jay N. Rollins                                        68.77

Series B Preferred Stock, par value $.01 per share; 2,000 shares outstanding

         Known holders of 5% or more of the class

              National City Corporation owns all of the 2,000 outstanding shares

Series C Convertible Preferred Stock, par value $.01 per share; 500 shares outstanding

         Known holders of 5% or more of the class

                National City Corporation owns all of the 500 outstanding shares

Attached is a table setting forth the commitments, plans and arrangements to issue any share of capital stock of Crown NorthCorp, Inc. or of any Subsidiary or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of Crown NorthCorp, Inc. or of any Subsidiary.

                  FULLY DILUTED OWNERSHIP OF CROWN COMMON STOCK

                           ==============================================
                                               RIGHTS
                           ==============================================   ====================================================
                                                                             MAXIMUM SHARES
                              NUMBER OF                   NUMBER OF         OF CROWN COMMON
========================      PREFERRED    NUMBER OF        STOCK             STOCK IF ALL      EXERCISE PRICE      EXPIRATION
         HOLDER                SHARES      WARRANTS        OPTIONS          RIGHTS EXERCISED       PER SHARE           DATE
========================   ==============================================   ====================================================
------------------------   ----------------------------------------------   ----------------------------------------------------
OUTSIDE DIRECTORS                                     100,000 per Outside
                                                          Director(1)          200,000 (2)            (1)              2005
------------------------   ----------------------------------------------   ----------------------------------------------------
EASTERN SELLERS            450 (Series A)                                       560,137.5             (3)               (3)
------------------------   ----------------------------------------------   ----------------------------------------------------
NATIONAL CITY
CORPORATION                500 (Series C)                                        333,335             $1.50           12/31/2002
------------------------   ----------------------------------------------   ----------------------------------------------------
EASTERN SELLERS                             149,300                              149,300             $0.75            10/01/99
------------------------   ----------------------------------------------   ----------------------------------------------------
JAY ROLLINS                                 125,000                              125,000             $1.00          12/31/98 (4)
------------------------   ----------------------------------------------   ----------------------------------------------------
CAPITOL ASSOCIATES                         39682.54                             39,682.54            $0.63            02/15/98
------------------------   ----------------------------------------------   ----------------------------------------------------
UNDERHILL INVESTMENT
CORPORATION                                 75,000                               75,000              $0.75           10/01/2001
------------------------   ----------------------------------------------   ----------------------------------------------------
RICHARD A. BROCK                            15,000                               15,000              $0.63           12/15/2001
------------------------   ----------------------------------------------   ----------------------------------------------------
STOCK-BASED
COMPENSATION PLANS                                                             30,000 (5)
------------------------   ----------------------------------------------   ----------------------------------------------------

(1) None vested at this time; options would partially vest this year if share price on 12/31/97 (as defined in the plan) was $2.50.

(2)  600,000 shares authorized and allocated to the plan.

(3)   MANDATORY CONVERSION                            OPTIONAL CONVERSION
      --------------------                            -------------------
   Price           Expiration                    Price               Expiration
   -----           ----------                    -----               ----------
   $1.75            10/01/98                     $1.00                10/01/98
   $2.50           10/01/2001                    $1.25               10/01/2001
  Market           10/01/2001

(4)  This date is subject to final negotiation and documentation.

(5) This represents the maximum amount of shares contemplated for such plans. No such plans have yet been created and no employee has any vested or unvested right in such plans.

                                SCHEDULE 4.1(d)

                           TAX AND OTHER LIABILITIES



                                      NONE

                                SCHEDULE 4.1(e)

                             LITIGATION AND CLAIMS

        Joseph C. Karol, et al, v. Resolution Trust Corpoation, as Receiver for Spindletop Savings Association, F.A., et al.

        Earl Harbin, d/b/a ERH Beltway Realty v. Crown NorthCorp, Inc.

        Rose Mary Baehny v. Property Asset Management, Inc., et al.

        Hushiang John Golestani et al. v. General Motors Corporation, et al.

                                SCHEDULE 4.1(f)

PROPERTIES

(i) The Seller and each of its Subsidiaries has good and marketable title in fee simple absolute to all real properties and good title to all other properties and assets used in its business or owned by it, free and clear of all liens, mortgages, security interests, pledges, charges and encumbrances except:

        (a) The Seller has granted The Huntington National Bank security interests in the property described on the attached Exhibit "A" to secure the repayment of credit facilities.

        (b) The Seller has granted to The Fifth Third Bank of Columbus a first security interest in the property described on the attached Exhibit "B" and a second security interest in the property described on the attached Exhibit "A" to secure the repayment of credit facilities.

(ii)  See attached

(iii) See attached

                                  EXHIBIT "A"

         ALL OF CROWN'S BUSINESS ASSETS, INCLUDING WITHOUT LIMITATION, ALL OF CROWN'S RIGHT, TITLE AND INTEREST IN THE FOLLOWING:

         All of Crown's machinery, equipment, tools, furniture, furnishings and fixtures including, but not limited to, all manufacturing, fabricating, processing, transporting; and packaging equipment, power systems, heating, cooling and ventilating systems, lighting and communications systems, electric, gas and water distribution systems, food service systems, fire prevention, alarm and security systems, laundry systems and computing and data processing systems, excepting Crown's leasehold interest in any of the above ("Equipment"); all of Debtor's inventory, including, but not limited to, parts, supplies, raw materials, work in process, finished goods, materials used or consumed in Crown's business, repossessed and resumed goods (hereinafter the "Inventory"); all of Debtor's accounts, accounts receivable, contract rights, guaranties of accounts, accounts receivable and contract rights and security therefor, chattel paper, income tax refunds, instruments, negotiable documents, notes, drafts, acceptances and other forms of obligations and receivables arising from or in connection with the operation of Crown's business including, but not limited to, those arising from or in connection with Crown's sale, lease or other disposition of the Inventory (hereinafter the "Receivables"); and all books, records, ledger cards, computer programs and other documents or property at any time evidencing or relating to the Receivables; all of Crown's general intangibles, trade names, trademarks, trade secrets, goodwill, patents, patent applications, copyrights, deposit accounts, licenses and franchises; and any and all deposits or other sums at any time credited by or due from HNB to Crown, any all policies, certificates of insurance, securities, goods, accounts receivable, choses in action, cash, property and the proceeds thereof owned by Crown or in which Crown has an interest, which now or hereafter are at any time in the possession or control of HNB or in transit by mail or carrier to or from HNB, or in the possession of any third party acting in HNB's behalf, without regard to whether HNB received the same in pledge for safekeeping, as agent for collection or transmission or otherwise, or whether HNB has conditionally released the same (all of the foregoing items and types of property hereinafter the "Collateral"); whether Crown's interest in the Collateral as owner, co-owner, lessee, consignee, secured party or otherwise be now owned or existing, or hereafter arising or acquired, and wherever located, together with all substitutions, replacements, additions and accession therefor or thereto, all replacement and repair parts therefor, all documents including, but not limited to, negotiable documents, documents of title, warehouse receipts, storage receipts, dock receipts, dock warrants, express bill, freight bills, airbills, bills of lading and other documents relating thereto, all products thereof and all cash and non-cash proceeds thereof including, but not limited to, notes, drafts, checks, instruments, insurance proceeds, indemnity proceeds, warranty and guaranty proceeds and proceeds arising in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority).

NORTHCORP REALTY ASSOC., INC.                40 yrs. starting 12/94                       25
1251 DUBLIN ROAD. BUILDING              PRELIMINARY-FOR DEPRECIATION ONLY                  1=Dec. 1994
03/31/97

                                    #1951                #1971                   1996       12/31/96          NET
                                                LIFE    MONTHLY      START      DEPREC.      ACCUM.        BOOK VALUE
     DATE       ITEM ADDED           COST      (mo's.)  DEPREC.     DEPREC.     EXPENSE      DEPREC.        12/31/96
-----------------------------------------------------------------------------------------------------------------------
10/31/94  Purchase of Building-
          Bond Payable-adj.
          for land              1,153,155.00     480    2,402.41    12/01/94    2,402.41    60,626.54     1,092,528.46
          Bond Escrow Account    (175,000.00)    480     (364.58)   12/01/94     (364.58)   (9,114.58)     (165,885.42)
          Legal Fees               15,000.00     480       31.25    12/01/94       31.25       781.25        14,218.75
          Appraisal                 3,000.00     480        6.25    12/01/94        6.25       156.25         2,843.75
          Survey                    1,500.00     480        3.13    12/01/94        3.13        78.13         1,421.88
          Deposit on Bldg
          Acquisition              25,000.00     480       52.08    12/01/94       52.08     1,302.08        23,697.92
11/30/94  Porter, Wright, Morris
          & Arthur-legal bill       8,500.00     480       17.71    12/01/94       17.71       442.71         8,057.29
12/31/94  Arccon Interests -
          work on bldg.            76,340.02     480      159.04    12/01/94      159.04     3,976.04        72,363.98
                                ------------            ---------------------------------------------------------------
          Balance @ 12/31/94    1,107,495.02            2,307.28                2,307.28    58,248.42     1,049,246.60

01/30/95  Arccon Interests -
          work on bldg.            21,067.68     480       43.89    02/01/95       43.89     1,009.49        20,058.19
05/31/95  Arccon Interests -
          work on bldg.-Pd.
          by CRS                    3,909.86     480        8.15    06/01/95        8.15       154.77         3,755.09
                                ---------------------------------------------------------------------------------------
                                   24,977.54               52.04                   52.04     1,164.26        23,813.28

                                ---------------------------------------------------------------------------------------
03/31/97  Balance               1,132,472.56            2,359.32                2,359.32    59,412.67     1,073,059.89
                                =======================================================================================

                                                 3
                                                 1=Jan. 1997

                                     1997          03/31/97           NET
                                    DEPREC.         ACCUM.         BOOK VALUE
     DATE       ITEM ADDED          EXPENSE         DEPREC.         03/31/97
------------------------------------------------------------------------------
10/31/94  Purchase of Building-
          Bond Payable-adj.
          for land                  2,402.41       67,833.80     1,085,321.20
          Bond Escrow Account        (364.58)     (10,208.33)     (164,791.67)
          Legal Fees                   31.25          875.00        14,125.00
          Appraisal                     6.25          175.00         2,825.00
          Survey                        3.13           87.50         1,412.50
          Deposit on Bldg
          Acquisition                  52.08        1,458.33        23,541.67
11/30/94  Porter, Wright, Morris
          & Arthur-legal bill          17.71          495.83         8,004.17
12/31/94  Arccon Interests -
          work on bldg.               159.04        4,453.17        71,886.85
                                 ---------------------------------------------
          Balance @ 12/31/94        2,307.29       65,170.30     1,042,324.72

01/30/95  Arccon Interests -
          work on bldg.                43.89        1,141.17        19,926.51
05/31/95  Arccon Interests -
          work on bldg.-Pd.
          by CRS                        8.15          179.20         3,730.66
                                 ---------------------------------------------
                                       52.04        1,320.37        23,657.17

                                 ---------------------------------------------
03/31/97  Balance                   2,359.33       66,490.67     1,065,981.89
                                 =============================================

SERVFEE1.WK4             ANNUALIZED SERVICING FEE SCHEDULE             01/03/97

MERCHANTS MORTGAGE PORTFOLIO - ADJUSTED FOR PAYOFFS

                                          PRIN BALANCE SERV FEE           ANNUALIZED            PayoffAdjmnt
  EDGWOOD                                   $141,628    0.2500%                 $354
  FALL CREEK                              $1,775,468    0.1000%               $1,775
  JACKSON PARK                            $1,249,357    0.1250%               $1,562
  WINDSOR PARK                            $2,965,741    0.1250%               $3,707               $11,553
  CROSS LAKES                             $7,044,022    0.2500%              $17,610
  DRAKE MANOR                               $641,554    0.2500%               $1,604
  CLOVERLEAF                              $1,280,396    0.2500%               $3,201
  CAMBRIDGE PLACE                         $2,737,634    0.1000%               $2,738
  BROADRIPPLE                             $1,550,722    0.2500%               $3,877               $12,082
  SUNCREST                                $3,340,824    0.1000%               $3,341
  BRAEBURN                               $10,660,203    0.2500%              $26,651
  SILVERTREE                              $2,839,793    0.5000%              $14,199
  WINDSONG                                $2,276,010    0.5000%              $11,380
  NORTHERNVIEW                            $1,802,973    0.5000%               $9,015               $28,094
  ENGLISH VILL                            $4,803,238    0.2500%              $12,008               $37,422
  WINTHROP NORTH                            $936,083    0.3750%               $3,510
  WINTHROP SOUTH                          $1,560,139    0.3750%               $5,851
  WINTHROP BRYAN                            $483,643    0.3750%               $1,814
  WINTHROP DEFIANC                        $1,189,606    0.3750%               $4,461
  WINTHROP FINDLAY                        $1,794,161    0.3750%               $6,728
  PARK GREENWOOD                          $4,005,858    0.2500%              $10,015
  EMERSON VILLAGE                         $7,255,465    0.2500%              $18,139               $56,527
  SOLON CLUB                              $3,993,359    0.3750%              $14,975
  MANN VILLAGE                            $4,938,072    0.2500%              $12,345
  LONVALE GARDENS                         $5,578,020    0.2500%              $13,945
  LANDMARK                                $4,551,509    0.2500%              $11,379               $35,460
  ALPINE VILLAGE                          $2,182,699    0.2500%               $5,457
  HERITAGE VILLAGE                        $3,024,817    0.2500%               $7,562
  WESTOWN                                 $3,134,632    0.2500%               $7,837
  GEORGETOWN                              $4,886,243    0.2500%              $12,216               $38,068
  BUCKRIDGE                               $2,416,944    0.2500%               $6,042               $18,830
  WHITEHALL                               $1,449,529    0.2500%               $3,624
  BROOKHAVEN                              $7,678,381    0.2500%              $19,196
  BRISTOL SQUARE                          $5,228,953    0.2500%              $13,072
  CAMBRIDGE                               $1,822,714    0.2500%               $4,557               $14,201
  HIDDEN ACRES                            $2,869,950    0.2500%               $7,175
  BEVERLY HILL                            $3,026,888    0.2500%               $7,567
  BRIDGEDALE TERR                         $1,085,112    0.3750%               $4,069
  ENCLAVE                                 $8,862,412    0.2500%              $22,156
  WEDGEWOOD                               $2,042,209    0.3750%               $7,658               $23,866
  THOMPSON VILLAGE                        $5,051,904    0.2500%              $12,630
  PORT CROSSING                           $3,093,362    0.2500%               $7,733
  BARRINGTON SQU                          $4,099,831    0.2500%              $10,250
  CARNABY VIL                             $4,747,955    0.2500%              $11,870
  ROUND BARN                              $3,455,864    0.1000%               $3,456
  WESTVIEW                                  $986,242    0.1875%               $1,849
  FOUNTAIN PARK                          $17,794,105    0.6250%             $111,213
  DOERCHESTER                             $7,227,791    0.2500%              $18,069
                                                                             -------             ----------
  TOTAL FEE                                                                 $521,440               $276,102

  PURCHASE PRICE                          $1,625,000                                             $1,348,898
                                                                                                 ----------

 MULTIPLIER                                                                                  3.12

REINLEIN/LIESER/MCGEE - D.U.S. LOAN PORTFOLIO - 11/01/96 SUMMARY

                             -----------
                             SEGMENT "A"  Debt Service Coverage of 1.15 or greater for 1996 calendar year
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            PERCENT                  LOAN (1)
    PROPERTY NAME               CITY      STATE  NO. OF UNITS  DSC RATIO  ADJUSTED DSCR    OCCUPIED   YEAR BUILT      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
AUTUMNWOOD APARTMENTS        BIRMINGHAM     AL       205          1.30                        99%        1967       $5,443,957

BEERCROSS APARTMENTS         LUFKIN         TX       168          1.72                        92%        1986       $2,672,044

COACH/CARRIAGE HOUSE APTS.   CHELMSFORD     MA       149          1.15                        96%        1968       $5,347,850

ADAMS STATION APARTMENTS     ALBANY         NY       166          1.18                        95%        1988       $6,613,659
-----------------------------------------------------------------------------------------------------------------------------------
                             TOTAL SEGMENT "A"       688                                                           $20,077,510
                                                                                                                   -----------

                             -----------
                             SEGMENT "B"  Debt Service Coverage of less than 1.15 for 1995 calendar year
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            PERCENT                  LOAN (1)
    PROPERTY NAME               CITY      STATE  NO. OF UNITS  DSC RATIO  ADJUSTED DSCR    OCCUPIED   YEAR BUILT      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
BROOKSIDE APARTMENTS         SACRAMENTO     CA        92          1.01                        92%        1989       $4,683,253

BELL STATION APARTMENTS      MONTGOMERY     AL       152          1.10                        90%        1988       $5,073,052

BURTON PLACE APARTMENTS      ONTARIO        CA        36          0.96                        88%        1989       $1,806,203

RIVERVIEW APARTMENTS (2)     GRAFTON        MA        80          1.00                        96%        1989       $4,402,654
-----------------------------------------------------------------------------------------------------------------------------------
                             TOTAL SEGMENT "B"       360                                                           $15,965,162
                                                                                                                   -----------

                             -----------
                             SEGMENT "C"  Non-DUS Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            PERCENT                  LOAN (1)
    PROPERTY NAME               CITY      STATE  NO. OF UNITS  DSC RATIO  ADJUSTED DSCR    OCCUPIED   YEAR BUILT      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
WESTDALE HILL APTS. (4)      HURST/EULESS   TX       2139         1.16                      Unknown      1969      $40,000,000
(F/K/A SOMERSET VILLAGE)                                                                                           $32,500,000
                                                                                                                   -----------

                                                                                                                   -----------
                                                                                            CURRENT BALANCE        $40,000,000
                                                                                                                   -----------

TOTALS:                                                                                                            $76,042,672

LESS: PROPERTY SITE INSPECTION CREDIT
TOTAL PRICE


                             -----------
                             SEGMENT "A"  Debt Service Coverage of 1.15 or greater for 1996 calendar year
----------------------------------------------------------------------------------------------------------------------------------
                                                  ACHIEVEMENT            MATURITY  YEARS TO     ANNUAL        TOTAL    PURCHASE
    PROPERTY NAME               CITY      STATE     ESCROW    LOAN/UNIT    DATE    MATURITY   SERVICING    SERVICING   PRICE (3)
----------------------------------------------------------------------------------------------------------------------------------
AUTUMNWOOD APARTMENTS        BIRMINGHAM     AL       $41,749   $26,556    Jul-97     0.66      $13,610       $8,983      $4,492

DEERCROSS APARTMENTS         LUFKIN         TX            $0   $15,905    Sep-00     3.83       $6,680      $25,584     $12,792

COACH/CARRIAGE HOUSE APTS.   CHELMSFORD     MA            $0   $35,892    Aug-97     0.75      $13,370      $10,028      $5,014

ADAMS STATION APARTMENTS     ALBANY         NY            $0   $39,841    Jan-04     7.17      $41,335     $296,372    $148,186
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               $74,995     $340,967    $170,484
                                                                                               -------                 --------

                             -----------
                             SEGMENT "B"  Debt Service Coverage of less than 1.15 for 1995 calendar year
----------------------------------------------------------------------------------------------------------------------------------
                                                  ACHIEVEMENT            MATURITY  YEARS TO     ANNUAL        TOTAL    PURCHASE
    PROPERTY NAME               CITY      STATE     ESCROW    LOAN/UNIT    DATE    MATURITY   SERVICING    SERVICING   PRICE (3)
----------------------------------------------------------------------------------------------------------------------------------
BROOKSIDE APARTMENTS         SACRAMENTO     CA      $420,000   $50,905    Feb-00     3.25      $11,708      $38,051          $0

BELL STATION APARTMENTS      MONTGOMERY     AL      $388,000   $33,375    Apr-00     3.42      $12,683      $43,376          $0

BURTON PLACE APARTMENTS      ONTARIO        CA            $0   $50,172    Jan-04     7.17      $11,289      $80,942          $0

RIVERVIEW APARTMENTS (2)     GRAFTON        MA            $0   $55,033    May-03     6.50       $4,403      $28,620          $0
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               $40,083     $190,989          $0
                                                                                               -------                 --------

                             -----------
                             SEGMENT "C"  Non-DUS Loans
----------------------------------------------------------------------------------------------------------------------------------
                                                  ACHIEVEMENT            MATURITY  YEARS TO     ANNUAL        TOTAL    PURCHASE
    PROPERTY NAME               CITY      STATE     ESCROW    LOAN/UNIT    DATE    MATURITY   SERVICING    SERVICING   PRICE (3)
----------------------------------------------------------------------------------------------------------------------------------
WESTDALE HILL APTS. (4)      HURST/EULESS   TX     $7,500,000  $18,700    Jul-25     0.66      $30,000      $20,000          $0
(F/K/A SOMERSET VILLAGE)                                   $0  $15,194                 28      $24,375     $682,500    $146,250
                                                                                               -------                 --------
                                                                                                                       --------
                                                                                                           $702,500    $146,250
                                                                                                                       --------

TOTALS:                                                                                                                $316,734
LESS: PROPERTY SITE INSPECTION CREDIT                                                                                  ($13,500)
                                                                                                                       --------

TOTAL PRICE                                                                                                            $303,234
                                                                                                                       --------

(1) "LOAN AMOUNT" REFLECTS UNPAID PRINCIPAL BALANCE OF LOAN AFTER RECEIPT OF MORTGAGE PAYMENT DUE 11/01/96
(2) RECENTLY COMPLETED STREAMLINE REFINANCE INCLUDES $250,000 PERSONAL
GUARANTEE.
(3) PRICE FOR SERVICING EQUALS 50% OF "TOTAL SERVICING" OR A MAXIMUM OF FOUR TIMES "ANNUAL SERVICING"

(4) IN ADDITION TO SERVICING REVENUE, LOAN INCLUDES $1,403,933 (BALANCE OF ORIGINAL $6 MILLION REHAB ESCROW) WITH MONTHLY ADMIN. FEE EQUAL TO 1% OF AVG. OUTSTANDING BALANCE.
(5) "ANNUAL SERVICING" AND "TOTAL SERVICING" REFLECTS THE SERVICING INCOME WHEN TAKING INTO CONSIDERATION A REQUIRED PRINCIPLE REDUCTION ON 7/1/97 OF $7,500,000.

EQUIPMENT LEASES                                         JAN. 30, 1997

NAME/DESCRIPTION OF EQUIPMENT/LOCATION                                              LEASE TERMS           MO. PAYMENT       1996
                                                                                    -----------           -----------       ----
CROWN REVENUE SERVICE:
COPIERS
XEROX     1090 SN M08-046756 (COLUMBUS)               trf to SANWA 4/1/96  48 Months  1/1/93 to 12/31/96    1,449.60      4,348.80
GESTETNER 2470 SN 255J2538   (COLUMBUS)               trf to SANWA 4/1/96  60 Months  6/15/94 to 6/15/99    1,029.00      3,087.00
GESTETNER 2460 SN            (COLUMBUS)               trf to SANWA 4/1/96  60 Months 12/15/94 to 12/15/99   1,290.00      3,870.00
TOTAL:                                                                                                     $3,768.60    $11,305.80

VEHICLES
JAGUAR CREDIT CORP. 94 JAGUAR XJ6 (COLUMBUS)                               24 Months 5/23/94 to 5/23/96       581.32      2,906.60
HUNTINGTON NAT'L BANK  94 CHRYSLER LHS (COLUMBUS)                          36 Months 8/13/94 to 7/13/97       489.38      5,872.56

TOTAL:                                                                                                     $1,070.70     $8,779.16

CAPITAL LEASES:
TELEPHONES
LIBERTY NATIONAL  COMDIAL TELEPHONES  (COLUMBUS)                           36 Months 8/25/93 to 8/25/96       733.65      5,869.20
TOTAL:                                                                                                       $733.65     $5,869.20

TOTALS PER CROWN                                                                                           $5,572.95    $25,954.16

NORTHCORP:
COPIERS
XEROX  5053 SN 2Y5-118293           (DALLAS)          trf to SANWA 4/1/96  36 Months  7/1/93 to 6/30/96       735.46      4,412.76
XEROX  5053 SN 2Y5-118351           (DALLAS)          trf to SANWA 4/1/96  36 Months  7/1/93 to 6/30/96       735.46      4,412.76
XEROX  5053 SN 2Y5-115454           (ATLANTA)         trf to SANWA 4/1/96  36 Months  7/1/93 to 6/30/96       735.46      4,412.76
XEROX  5388 SN 3ET-000979           (HOBOKEN)         trf to SANWA 4/1/96  36 Months  8/1/93 to 7/30/96     2,326.68     16,286.76
XEROX  5100 SN 52K-302081           (DALLAS)          trf to SANWA 4/1/96  36 Months  8/1/93 to 7/30/96     1,371.28      8,227.68
SANWA  3062 Sharp                                     Hoboken              36 months 4/01/96 to 4/01/99       917.46      8,257.14
SANWA  3062 Sharp                                     Atlanta              36 months 4/01/96 to 4/01/99       917.46      8,257.14
SANWA  3062 Sharp                                     Dallas               36 months 4/01/96 to 4/01/99       917.47      8,257.23
SANWA  2060 Sharp with stapler                        Dallas               36 months 4/01/96 to 4/01/99       917.47      8,257.23
SANWA  Kodak IS85                                     Columbus             36 months 4/01/96 to 4/01/99     1,908.70     17,178.30
SANWA  2060 Sharp with stapler                        Columbus             36 months 4/01/96 to 4/01/99     1,908.70     17,178.30
SANWA  2027 Sharp                                     Columbus             36 months 4/01/96 to 4/01/99     1,908.69     17,178.21
TOTAL:                                                                                                    $15,300.29   $122,316.27

FAX MACHINES
CANON  FAX L775 SN UB141028       (DALLAS)                                 36 Months 10/5/93 to 10/5/96       305.57      3,055.70
CANON  FAX L775 SN UB141028       (DALLAS)                                 36 Months 10/5/93 to 10/5/96       305.57      3,055.70
TOTAL:                                                                                                       $611.14     $6,111.40

PITNEY BOWES MAIL MACHINE
MAIL MACHINES, SCALES, METERS (COL, DALLAS, HOBOKEN)                       36 Months 12/1/94 to 12/1/97     3,714.99     44,579.88
METER & SCALES                      (ATLANTA)                              12 Months 9/5/95 to 9/5/96         107.33        965.97
TOTAL:                                                                                                     $3,822.32    $45,545.85

LOAN SERVICING SYSTEM
Sun Data - McCracken System                                                36 months 03/01/96-03/01/99      5,280.00     52,800.00
TOTAL:                                                                                                     $5,280.00    $52,800.00

BUILDINGS
DALLAS BUILDING LEASE                                                      60 Months 1/1/95 to 12/31/99     9,745.78    116,949.36
ATLANTA BUILDING LEASE                                                     36 Months 3/1/95 to 2/28/98      4,600.00     57,500.00
HOBOKEN BUILDING LEASE                                                     60 Months 11/1/94 to 10/31/99   10,099.68    111,167.54


            1997                 1998                 1999                   2000       2001            TOTAL
            ----                 ----                 ----                   ----       ----            -----
                ***                  ***                  ***                  ***        ***           4,348.80
               0.00                 0.00                 0.00                  ***        ***           3,687.00
               0.00                 0.00                 0.00                  ***        ***           3,870.00
              $0.00                $0.00                $0.00                $0.00      $0.00         $11,305.80


                ***                  ***                  ***                  ***        ***           2,906.60
           3,425.66                  ***                  ***                  ***        ***           9,298.22
                                                                                                            0.00
          $3,425.66                $0.00                $0.00                $0.00      $0.00         $12,204.82


                ***                  ***                  ***                  ***        ***          $5,869.20
              $0.00                $0.00                $0.00                $0.00      $0.00          $5,869.20

          $3,425.66                $0.00                $0.00                $0.00      $0.00         $29,379.82


                ***                  ***                  ***                  ***        ***          $4,412.76
                ***                  ***                  ***                  ***        ***          $4,412.76
                ***                  ***                  ***                  ***        ***          $4,412.76
                ***                  ***                  ***                  ***        ***         $16,286.76
                ***                  ***                  ***                  ***        ***          $8,227.68
          11,009.52            11,009.52             2,752.38                 0.00       0.00         $33,028.56
          11,009.52            11,009.52             2,752.38                 0.00       0.00         $33,028.56
          11,009.64            11,009.64             2,752.41                 0.00       0.00         $33,028.92
          11,009.64            11,009.64             2,752.41                 0.00       0.00         $33,028.92
          22,904.40            22,904.40             5,726.10                 0.00       0.00         $68,713.20
          22,904.40            22,904.40             5,726.10                 0.00       0.00         $68,713.20
          22,904.28            22,904.28             5,726.07                 0.00       0.00         $68,712.84
        $112,751.40          $112,751.40           $28,187.85                $0.00      $0.00        $376,006.92


                ***                  ***                  ***                  ***        ***          $3,055.70
                ***                  ***                  ***                  ***        ***          $3,055.70
              $0.00                $0.00                $0.00                $0.00      $0.00          $6,111.40


          40,864.89                  ***                  ***                  ***        ***         $65,444.77
                ***                  ***                  ***                  ***        ***            $965.97
         $40,864.89                $0.00                $0.00                $0.00      $0.00         $86,410.74


          63,360.00            63,360.00            10,560.00                 0.00       0.00        $190,080.00
         $63,360.00           $63,360.00           $10,560.00                $0.00      $0.00        $190,080.00


         116,949.36           116,949.36           116,949.36                 0.00       0.00         467,797.44
          60,360.00            10,140.00                  ***                  ***        ***         128,000.00
         121,196.16           121,196.16           100,996.80                 0.00       0.00         454,556.66

EQUIPMENT LEASES                                         JAN. 30, 1997

NAME/DESCRIPTION OF EQUIPMENT/LOCATION                                              LEASE TERMS           MO. PAYMENT      1996
                                                                                    -----------           -----------      ----
WASHINGTON, DC BUILDING LEASE                                              **See Note                       3,500.00     62,158.38
TOTAL:                                                                                                    $27,945.46   $347,775.28

TOTALS PER NORTHCORP                                                                                      $52,959.21   $574,548.80

CSW ASSOCIATES:
COPIERS
MITA                  6090                (MIAMI)                          36 Months 12/95 to 12/98          $859.00     $6,013.00
MITA                  8090                (MIAMI)                          36 Months 12/95 to 12/98          $859.00     $6,013.00
LEASES EXPIRED IN 1995                                                                                         $0.00           ***
TOTAL:                                                                                                     $1,718.00    $12,026.00

PITNEY BOWES MAIL MACHINE
MAIL MACHINES, SCALES, METERS             (MIAMI)                          36 Months 12/95 to 12/98        $1,395.90     $9,247.83
           (4 MOS. @ $1221.41, 8 MOS. @ $1395.90)
TOTAL:                                                                                                     $1,395.90     $9,247.83

BUILDINGS
MIAMI BUILDING LEASE                                                       60 Months 9/8/95 to 9/7/00      12,010.92     84,076.44
TOTAL:                                                                                                    $12,010.92    $84,076.44

TOTALS PER CSW ASSOCIATES:                                                                                $15,124.82   $105,350.27

PRIME TEMPUS:

BUILDINGS
AUSTIN BUILDING LEASE                                                     48 Months 5/1/93 to 4/30/97       2,878.75     34,545.00
TOTAL:                                                                                                     $2,878.75    $34,545.00

EQUIPMENT
EQUIPMENT LEASES                                      Jemmie feels it started in '91 fo 60 months.           $181.86      2,182.32
TOTAL                                                                                                        $181.86     $2,182.32

TOTAL PER PRIME TEMPUS                                                                                     $3,060.61    $36,727.32

EASTERN

BUILDINGS
BUILDING LEASE -Miller Smith                                              **Oct. 1, 1996 to Sept. 30, 1997  2,739.00      8,217.00
TOTAL:                                                                                                     $2,739.00     $8,217.00

EQUIPMENT
Copelco - Milolta Copier                                                  36 Months 10/94-09/97              $179.00        537.00
TOTAL                                                                                                        $179.00       $537.00

TOTAL EASTERN                                                                                              $2,918.00     $8,754.00

TOTAL PER CROWN NORTHCORP                                                                                 $79,635.59   $751,334.55


                 1997                 1998                 1999                   2000              2001          TOTAL
                 ----                 ----                 ----                   ----              ----          -----
                     ***                  ***                  ***                  ***               ***         62,158.38
             $298,505.52          $248,285.52          $217,946.16                $0.00             $0.00     $1,112,512.48

             $515,481.81          $424,396.92          $256,694.01                $0.00             $0.00     $1,771,121.54


                     ***                  ***                  ***                  ***               ***          6,013.00
                     ***                  ***                  ***                  ***               ***          6,013.00
                     ***                  ***                  ***                  ***               ***              0.00
                   $0.00                $0.00                $0.00                $0.00             $0.00        $12,026.00


                   $0.00                $0.00                $0.00                $0.00             $0.00          9,247.83

                   $0.00                $0.00                $0.00                $0.00             $0.00         $9,247.83


                    0.00                 0.00                 0.00                 0.00              0.00         84,076.44
                   $0.00                $0.00                $0.00                $0.00             $0.00        $84,076.44

                   $0.00                $0.00                $0.00                $0.00             $0.00       $106,350.27


               11,515.00                  ***                  ***                  ***               ***         46,060.00
              $11,515.00                $0.00                $0.00                $0.00             $0.00        $46,060.00


                     ***                  ***                  ***                  ***               ***          2,182.32
                   $0.00                $0.00                $0.00                $0.00             $0.00         $2,182.32

              $11,515.00                $0.00                $0.00                $0.00             $0.00        $48,242.32


               32,856.00                                                                                          41,073.00
              $32,856.00                $0.00                $0.00                $0.00             $0.00        $41,073.00


                1,611.00                 0.00                 0.00                 0.00              0.00          2,148.00
               $1,611.00                $0.00                $0.00                $0.00             $0.00         $2,148.00

              $34,467.00                $0.00                $0.00                $0.00             $0.00        $43,221.00

             $564,889.47          $424,396.92          $256,694.01                $0.00             $0.00     $1,997,314.95


** - Jan-Oct - rent was on NorthCorp's books.  Oct-Dec. - rent was on Eastern's books  still waiting to locate a copy of the lease.
*** - N/A

ASSET DEPRECIATION SHORT REPORT - SORTED BY ASSET A/C
COMPANY:      Crown
METHOD:       1 FEDERAL                  Std Conv Applied     YEAR END: 12/31/96
NOTES:        Range: 100-400 Include: All assets

                                                                                                     includes Section 179
                                                                                               ---------------------------------
Date Acq.     Description                      Meth.  Life      Cost     Sec. 179   Depr Basis Beg A/Depr  Curr Depr  End A/Depr
--------------------------------------------------------------------------------------------------------------------------------
A/C# 100    FURNITURE/FIXTURES/EQUIP
----------------------------------------------
01-Jul-91   M FURNITURE AND EQUIPMENT          M*200   7.00    6444.58        0.00     6444.58    5006.31     547.91     5554.22
01-Jul-92   M OFFICE FURNITURE                 MA200   7.00    3584.93     3584.93        0.00    3584.93       0.00     3584.93
01-Oct-92 D M COMPUTER EQUIPMENT               M*200   5.00   54726.35     3915.00    50811.35   44299.94    2085.28    46385.22
01-Oct-92 D M COMPUTER EQUIPMENT               MA200   5.00    2500.00     2500.00        0.00    2500.00       0.00     2500.00
01-Jan-93 D M COMPUTER EQUIPMENT               MA200   5.00   10430.00    10430.00        0.00   10430.00       0.00    10430.00
01-Mar-93 D M COMPUTER EQUIPMENT               MA200   5.00    2735.25     2735.25        0.00    2735.25       0.00     2735.25
01-Aug-93 D M COMPUTER EQUIPMENT               MA200   5.00   21458.00     4335.00    17123.00   16526.60     739.71    17266.31
01-Sep-93 D M COMPUTER EQUIPMENT               MA200   5.00   13030.00        0.00    13030.00    9277.60     562.86     9840.46
01-Oct-93 D M COMPUTER EQUIPMENT               MA200   5.00   23229.76        0.00    23229.76   16539.90    1003.48    17543.38
21-Jan-94   M FAX MACHINE                      MA200   5.00    2921.47     2921.47        0.00    2921.47       0.00     2921.47
18-Feb-94   M HP LASERJET 4 & TRAY             MA200   5.00    1648.61     1648.61        0.00    1648.61       0.00     1648.61
22-Feb-94   M GATEWAY 486DX & 4MB RAM UPGRADE  MA200   5.00    1790.00     1790.00        0.00    1790.00       0.00     1790.00
01-Apr-94   M R.E. SOFTWARE & PORTFOLIO        MA200   5.00    4635.00     1140.00     3495.00    2538.00     838.80     3376.80
08-Sep-94   M CAR PHONE - ROARK                MA200   5.00     749.95        0.00      749.95     322.18     171.11      493.29
07-Oct-94   M COMPUTER DRIVE                   MA200   5.00    2528.00        0.00     2528.00    1086.80     576.48     1663.28
07-Oct-94   M COMPUTER DRIVE                   MA200   5.00    1347.00        0.00     1347.00     579.00     307.20      886.20
18-Oct-94   M MICRON COMPUTERS                 MA200   5.00    7490.00        0.00     7490.00    3221.00    1707.60     4928.60
21-Oct-94   M PHONE-CAVELL                     MA200   5.00     327.77        0.00      327.77     140.71      74.82      215.53
27-Oct-94   M FILE SERVER & NETWORK UPGRADE    MA200   5.00    9462.50        0.00     9462.50    4068.80    2157.48     6226.28
31-Oct-94   M COMPUTER,SOFTWARE,MEM,MODEM      MA200   5.00    3996.28        0.00     3996.28    1718.51     911.11     2629.62
31-Oct-94   M 30% DOWNPAYMENT-FURNITURE @1251 DMA200   7.00    9615.65        0.00     9615.65    2992.33    1892.38     4884.71
31-Oct-94   M EXISTING FURNITURE @1251 DUBLIN RMA200   7.00    3418.00        0.00     3418.00    1063.71     672.65     1736.36
31-Oct-94   M VOICEMAIL                        MA200   7.00    9515.91        0.00     9515.91    2961.69    1872.63     4834.32
01-Nov-94   M COMPUTER & SOFTWARE              MA200   5.00    1768.00        0.00     1768.00     760.00     403.20     1163.20
08-Nov-94   M FILE SERVER & NETWORK UPGRADE    MA200   5.00   10550.69        0.00    10550.69    4537.08    2405.44     6942.52
11-Nov-94   M KEYBOARD,SWITCHED & CABLES       MA200   5.00     697.00        0.00      697.00     299.80     158.88      458.68
29-Nov-94   M CABLING                          MA200   5.00   18462.89        0.00    18462.89    7938.96    4209.57    12148.53
30-Nov-94   M MODULAR UNITS                    MA200   7.00    9800.00        0.00     9800.00    3050.00    1928.57     4978.57
01-Dec-94   M FURNITURE                        MA200   7.00   19406.11        0.00    19406.11    6039.60    3819.00     9858.60
02-Dec-94   M MODULAR UNITS                    MA200   7.00   21507.29        0.00    21507.29    6693.51    4232.51    10926.02
13-Dec-94 D M LOU CASTELLI'S CHAIR             MA200   7.00     898.88        0.00      898.88     279.68     110.57      390.25
13-Dec-94   M CABLING                          MA200   5.00   13782.40        0.00    13782.40    5926.36    3142.42     9068.78
13-Dec-94   M CABLING                          MA200   5.00    3058.29        0.00     3058.29    1315.12     697.27     2012.39
13-Dec-94   M CABLING                          MA200   5.00    1522.69        0.00     1522.69     654.68     347.20     1001.88
16-Dec-94   M COMPUTER HARDWARE                MA200   5.00     932.00        0.00      932.00     401.00     212.40      613.40
21-Dec-94   M COMPUTER ROOM WORKBENCH          MA200   5.00     565.00        0.00      565.00     242.80     128.88      371.68
22-Dec-94   M FURNITURE DOWNPAYMENT            MA200   7.00    2200.00        0.00     2200.00     685.00     432.86     1117.86
22-Dec-94   M VOICEMAIL                        MA200   7.00    9515.92        0.00     9515.92    2961.69    1872.64     4834.33
27-Dec-94   M RECEPTION AREA FURNITURE         MA200   7.00    2619.58        0.00     2619.58     815.59     515.43     1331.02
29-Dec-94   M SPEAKER PHONES & PHONE           MA200   7.00    1600.00        0.00     1600.00     497.86     314.90      812.76
01-Jan-95     ARCHITECTURAL SERVICES FOR 1251 DMA200   7.00     850.00        0.00      850.00     121.43     208.16      329.59
11-Jan-95     DEPOSIT ON FURNITURE ON 2/22/95  MA200   7.00    1500.00        0.00     1500.00     214.29     367.35      581.64
12-Jan-95     HP JET DIRECT EX ENET            MA200   7.00     343.39        0.00      343.39      49.06      84.09      133.15
20-Jan-95     OFFICE FURNITURE                 MA200   7.00    5836.25        0.00     5836.25     833.75    1429.29     2263.04
23-Jan-95     1ST FLOOR MINI BLINDS            MA200   7.00     611.24        0.00      611.24      87.32     149.69      237.01
27-Jan-95     ARCHITECTURAL SERVICES FOR 1251 DMA200   7.00    2000.00        0.00     2000.00     285.71     489.80      775.51
01-Feb-95     CABLING WORK FOR 1ST FLOOR       MA200   7.00     951.75        0.00      951.75     135.96     233.08      369.04
01-Feb-95     FURNITURE                        MA200   7.00   13550.81        0.00    13550.81    1935.83    3318.57     5254.40
22-Feb-95     OFFICE FURNITURE                 MA200   7.00    4014.18        0.00     4014.18     573.45     983.07     1556.52
07-Mar-95     ARTWORK                          MA200   7.00    1484.37        0.00     1484.37     212.05     363.52      575.57
15-Mar-95     DOWN PAYMENT ON FURNITURE        MA200   7.00    2800.00        0.00     2800.00     400.00     685.71     1085.71
27-Apr-95     BALANCE OF FURNITURE FOR ABOVE (3MA200   7.00    5034.14        0.00     5034.14     719.16    1232.85     1952.01
27-Apr-95     3 CREDENZAS                      MA200   7.00    1750.90        0.00     1750.90     250.13     428.79      678.92
27-Apr-95     PAPER SHREDDER                   MA200   7.00    1728.02        0.00     1728.02     246.86     423.19      670.05
23-May-95     IBEKO E-KOMBO BINDING MACHINE    MA200   7.00     631.58        0.00      631.58      90.23     154.67      244.90
23-May-95     7 5-DRAWER FILING CABINETS       MA200   7.00    2539.84        0.00     2539.84     362.83     622.00      984.83
01-Sep-95     CONFERENCE SPEAKER PHONE-LAKEVIEWMA200   7.00    1604.00        0.00     1604.00     229.14     392.82      621.96
31-Dec-96   A 50% Deposit on Ti card           MA200   5.00    2918.17        0.00     2918.17       0.00     583.63      583.63
31-Dec-96   A Proxima Projector & Case - Used  MA200   5.00    4230.00        0.00     4230.00       0.00     846.00      846.00

Totals for ASSET A/C:   100                                  370850.39    35000.26   335850.13  187799.27              241848.79
Less:  Disposed Assets (Curr Depr: 4501.90)                  129008.24    23915.25   105092.99  102588.97              107090.87
                                                             ---------    --------   ---------  ---------              ---------
Net Totals for ASSET A/C:  100                 (59 assets)   241842.15    11085.01   230757.14   85210.30   54049.52   134757.92
                                                             =========    ========   =========  =========              =========
----------------------------------------------
A/C# 200    COMPUTERS/COMPUTER EQUIP
----------------------------------------------
01-Feb-95     ADC INFO TECH                    MA200   5.00    6660.00        0.00     6660.00    1332.00    2131.20     3463.20
01-Mar-95     SAMSUNG 4MBX970NS SIMM           MA200   5.00     166.48        0.00      166.48      33.30      53.27       86.57
01-Mar-95     SMC 10BT 16 BIT BOARD            MA200   5.00     744.64        0.00      744.64     148.93     238.28      387.21
08-Mar-95     WINBOOK XP-NOTEBOOK COMPUTER     MA200   5.00    2642.69        0.00     2642.69     528.54     845.66     1374.20
24-Mar-95     2 LAN REMOTE ROUTERS W/COMPRESSIOMA200   5.00    4653.00        0.00     4653.00     930.60    1488.96     2419.56

ASSET DEPRECIATION SHORT REPORT - SORTED BY ASSET A/C
COMPANY:      Crown
METHOD:       1 FEDERAL                  Std Conv Applied     YEAR END: 12/31/96
NOTES:        Range: 100-400 Include: All assets

                                                                                                     includes Section 179
                                                                                               ---------------------------------
Date Acq.     Description                      Meth.  Life      Cost     Sec. 179   Depr Basis Beg A/Depr  Curr Depr  End A/Depr
--------------------------------------------------------------------------------------------------------------------------------
28-Mar-95     MICRON COMPUTER ATO MODEL BOM    MA200   5.00    1668.00        0.00     1668.00     333.60     533.76      867.36
01-Apr-95     MICRON COMPUTER ATO MODEL BOM    MA200   5.00    1599.00        0.00     1599.00     319.80     511.68      831.48
14-Apr-95     32 RAM FOR FILESERVER            MA200   5.00    1692.00        0.00     1692.00     338.40     541.44      879.84
14-Apr-95     5 MOTOROLA T-1 CSU/DSU, 3 SURGE PMA200   5.00    6456.04        0.00     6456.04    1291.21    2065.93     3357.14
20-Apr-95     4GB DISK DRIVE                   MA200   5.00    1817.00        0.00     1817.00     363.40     581.44      944.84
26-Apr-95     ANDERSON'S OHIO LAW ON DISK      MA200   5.00    1226.44        0.00     1226.44     245.29     392.46      637.75
05-May-95     2-ACER 486VLB W/ZIF 25           MA200   5.00    2327.90        0.00     2327.90     465.58     744.93     1210.51
26-May-95     ACER 486VLB DX4 W/ZIF 25         MA200   5.00    1176.22        0.00     1176.22     235.24     376.39      611.63
30-Jun-95     SOFTRACK V2 3@100, 1@250         MA200   5.00    3789.00        0.00     3789.00     757.80    1212.48     1970.28
30-Jun-95     AERIAL 8 DEVICE TOWER, 7 CD ROM'SMA200   5.00    3584.88        0.00     3584.88     716.98    1147.16     1864.14
30-Jun-95     WINBOOK NOTEBOOK                 MA200   5.00    2748.44        0.00     2748.44     549.69     879.50     1429.19
30-Jun-95     ESI-8710X DOMESTIC ADV XBASE SERVMA200   5.00    3151.25        0.00     3151.25     630.25    1008.40     1638.65
31-Jul-95     MS MAIL SERVER SOFTWARE          MA200   5.00    2158.50        0.00     2158.50     431.70     690.72     1122.42
31-Jul-95     ACER 486VLB DX4 W/ZIF 25         MA200   5.00    1396.59        0.00     1396.59     279.32     446.91      726.23
31-Jul-95     PLATINUM SOFTWARE UPGRADE        MA200   5.00    3501.11        0.00     3501.11     700.22    1120.36     1820.58
01-Aug-95     ACER 486VLB DX4 W/ZIF25 @$1165.00MA200   5.00    1165.00        0.00     1165.00     233.00     372.80      605.80
01-Aug-95     ACER 486VLB DX4 W/ZIF25 @$1165.00MA200   5.00    1165.00        0.00     1165.00     233.00     372.80      605.80
01-Aug-95     ACER 486VLB DX4 W/ZIF25 @$1165.00MA200   5.00    1165.00        0.00     1165.00     233.00     372.80      605.80
01-Aug-95     ACER 486VLB DX4 W/ZIF25 @$1165.00MA200   5.00    1165.00        0.00     1165.00     233.00     372.80      605.80
01-Aug-95     ACER 486VLB DX4 W/ZIF25 @$1165.00MA200   5.00    1165.00        0.00     1165.00     233.00     372.80      605.80
01-Aug-95     ACER 486VLB DX4 W/ZIF25 @$1165.00MA200   5.00    1165.00        0.00     1165.00     233.00     372.80      605.80
01-Aug-95     ACER 486VLB DX4 W/ZIF25 @$1165.00MA200   5.00    1165.00        0.00     1165.00     233.00     372.80      605.80
01-Aug-95     ACER 486VLB DX4 W/ZIF25 @$1165.00MA200   5.00    1165.00        0.00     1165.00     233.00     372.80      605.80
01-Aug-95     ACER 486VLB DX4 W/ZIF25 @$1165.00MA200   5.00    1165.00        0.00     1165.00     233.00     372.80      605.80
01-Aug-95     MICRON COMPUTER ATO MODEL BOM    MA200   5.00    1668.00        0.00     1668.00     333.60     533.76      867.36
01-Aug-95     MICRON COMPUTER ATO MODEL BOM    MA200   5.00    1668.00        0.00     1668.00     333.60     533.76      867.36
01-Aug-95     NOVELL LANALYZER FOR WIN V       MA200   5.00    1005.59        0.00     1005.59     201.12     321.79      522.91
12-Sep-95     3 - 8MB 72PIN 2X32 70NS SIMM     MA200   5.00     814.00        0.00      814.00     162.80     260.48      423.28
13-Sep-95     PCA 2.0 WIN 3.5 CROSSGRADE DIR.  MA200   5.00    1322.54        0.00     1322.54     264.51     423.21      687.72
18-Sep-95     AMD 486DX4/100 MHZ 3.3V          MA200   5.00    8155.00        0.00     8155.00    1631.00    2609.60     4240.60
01-Oct-95     4 MICRON COMPUTERS ATO MODEL BOM MA200   5.00    6455.00        0.00     6455.00    1291.00    2065.60     3356.60
02-Oct-95     LAN 2 NAN MPR REMOTE             MA200   5.00    2115.00        0.00     2115.00     423.00     676.80     1099.80
12-Oct-95     3 - HOT SWAP DISK, TOWER, TRAYS, MA200   5.00    5865.94        0.00     5865.94    1173.19    1877.10     3050.29
01-Nov-95     PENTIUM 75 COMPUTER              MA200   5.00    1165.00        0.00     1165.00     233.00     372.80      605.80
07-Nov-95     4-HP LASERDIRECT                 MA200   5.00    1342.87        0.00     1342.87     268.57     429.72      698.29
01-Dec-95     4-486 DX2-66 PCI SYSTEMS         MA200   5.00    6622.48        0.00     6622.48    1324.50    2119.19     3443.69
01-Dec-95     486 DX2-66 PCI SYSTEM            MA200   5.00    1636.02        0.00     1636.02     327.20     523.53      850.73
01-Dec-95     SCINET CD MANAGER, 100 USER      MA200   5.00     905.00        0.00      905.00     181.00     289.60      470.60
01-Dec-95     486 DX2-66 PCI SYSTEM            MA200   5.00    1636.02        0.00     1636.02     327.20     523.53      850.73
04-Dec-95     REPAIRS TO TAPE DRIVE            MA200   5.00     325.00        0.00      325.00      65.00     104.00      169.00
11-Dec-95     TAPE BACK-UP SYSTEMS             MA200   5.00   11329.20        0.00    11329.20    2265.84    3625.34     5891.18
12-Dec-95     APC SMART-UPS                    MA200   5.00    1121.40        0.00     1121.40     224.28     358.85      583.13
27-Dec-95     FILE SERVER COMPLETE W/16MG DISK MA200   5.00   28393.97        0.00    28393.97    5678.79    9086.07    14764.86
29-Dec-95     6 MODEMS                         MA200   5.00    1195.40        0.00     1195.40     239.08     382.53      621.61
01-Feb-96 A   WinBook XP5 & carrying Case      MA200   5.00    3476.94        0.00     3476.94       0.00     695.39      695.39
01-Mar-96 A   WinBook XP5 & Carrying Case      MA200   5.00    4221.31        0.00     4221.31       0.00     844.26      844.26
01-Mar-96 A   CSW Computers                    MA200   5.00    1324.39        0.00     1324.39       0.00     264.88      264.88
01-Mar-96 A   Pentium 75                       MA200   5.00    1340.91        0.00     1340.91       0.00     268.18      268.18
01-Apr-96 A   100-199 User License of NetshieldMA200   5.00    5000.00        0.00     5000.00       0.00    1000.00     1000.00
01-Apr-96 A   4 WinBook XP5 & Carrying Case    MA200   5.00   12677.06        0.00    12677.06       0.00    2535.41     2535.41
01-May-96 A   Clientel Software                MA200   5.00    6536.25        0.00     6536.25       0.00    1307.25     1307.25

Totals for ASSET A/C:   200                    (56 assets)   182962.47        0.00   182962.47   29677.13   54398.76    84075.89
----------------------------------------------               =========        ====   =========   ========   ========    ========
A/C# 400    PROP UNDER CAPITAL LEASES
----------------------------------------------
01-Jul-92   M CAPITAL LEASES                   M*200   5.00   75351.49        0.00    75351.49   61517.00    8513.53    70030.53
01-Jul-92   M CAPITAL LEASES                   M*200   5.00   80363.95     2500.00    77863.95   69790.38    4968.35    77258.73
01-Jul-93   M TELEPHONE SYSTEM                 MA200   5.00   21027.50        0.00    21027.50   14972.00    2422.20    17394.20

Totals for ASSET A/C:  400                     (3 assets)    176742.94     2500.00   174242.94  146279.38   15904.08   164683.46
                                                             =========     =======   =========  =========   ========   =========

Grand Totals for all accounts:                               730555.80    37500.26   693055.54  366255.78              490608.14
Less:  Disposed assets   (Curr Depr:  4501.90)               129008.24    23915.25   105092.99  102588.97              107090.87
                                                             ---------    --------   ---------  ---------              ---------
Net Totals for all accounts:                   (118 assets)  601547.56    13585.01   587962.55  263666.81  124352.36   383517.27
                                                             =========    ========   =========  =========  =========   =========

Codes that may appear next to date acquired: A-Addition, D-Disposal, T-Traded, M-Mid Quarter Applied

ASSET DEPRECIATION SHORT REPORT - SORTED BY ASSET A/C
COMPANY:   CSW
METHOD:    1 FEDERAL               Std Conv Applied       YEAR END:     12/31/96
NOTES:     Range: 100-200 Include: All assets


                                                                                                            includes Section 179
                                                                                                   ---------------------------------
Date Acq.  Description                              Meth.  Life     Cost    Sec. 179   Depr. Basis Beg A/Depr  Curr Depr  End A/Depr
------------------------------------------------------------------------------------------------------------------------------------
A/C# 100   FURNITURE/FIXTURES/EQUIP
---------------------------------------------------
28-Feb-91D CELLULAR ONE - MOBILE PHONE              MA200   5.0      475.94     0.00      475.94      432.17        8.75    440.92
28-Feb-91D SERMI - MOBILE PHONE                     MA200   5.0      159.00     0.00      159.00      144.43        2.91    147.34
15-Mar-91D ANTIQUES & FRAMED WORK                   M*200   7.0     1166.00     0.00     1166.00      932.75      116.63   1049.38
15-Jan-92D FAX MACHINE                              MA200   5.0      842.70     0.00      842.70      746.35       19.27    765.62
29-May-92D US LEASING INTERNATIONAL - RENEWAL       M*200   7.0      346.41     0.00      346.41      237.70       27.18    264.88
09-Dec-92D FAX MODEM                                M*200   5.0      280.19     0.00      280.19      232.08       24.06    256.14
12-Feb-93D AMERICAN BUSINESS INTERIORS0NY FURN.     M*200   7.0     9426.48     0.00     9426.48     5186.67      706.64   5893.31
12-Feb-93D AMERICAN BUSINESS INTERIORS-NY FURN.     M*200   7.0     8864.67     0.00     8864.67     4877.54      664.52   5542.06
12-Feb-93D AMERICAN BUSINESS INTERIORS-NY FURN.     M*200   7.0     2881.98     0.00     2881.98     1585.73      216.04   1801.77
22-Mar-93D SKYTECH - CELLULAR PHONE                 M*200   7.0      173.06     0.00      173.06       95.14       12.99    108.13
13-May-93D FRAMED ARTWORK                           M*200   7.0      361.16     0.00      361.16      198.68       27.08    225.76
23-Aug-93D FURNITURE                                MA200   7.0     3288.24     0.00     3288.24     1809.13      211.30   2020.43
30-Sep-93D FAX MACHINE                              MA200   7.0      378.01     0.00      378.01      208.29       24.25    232.54
20-Dec-93D QUALITY OFFICE FURNITURE - 18TH FLOOR    MA200   7.0    11993.75     0.00    11993.75     6599.08      770.67   7369.75
31-Dec-93D REALCOM-PHONE SYSTEM CARD-18TH           M*200   5.0     1917.00     0.00     1917.00      935.24      245.44   1180.68
28-Feb-94D ADAPTO-SHELVING-18TH                     MA200   7.0     2925.25     0.00     2925.25     1083.19      263.15   1346.34
28-Feb-94D QUALITY OFFICE FURNITURE-18TH            MA200   7.0     3981.25     0.00     3981.25     1474.30      358.14   1832.44
28-Feb-94D REALCOM-TELEPHONE EQUIP.-18TH            M*200   5.0     7486.95     0.00     7486.95     3653.39      958.39   4611.78
31-Mar-94D QUALITY OFFICE FURNITURE-18TH            M*200   5.0     1095.00     0.00     1095.00      451.00      161.00    612.00
30-Apr-94D DECORA-4 FILE CABINETS                   MA200   7.0     1687.52     0.00     1687.52      624.78      151.82    776.60
22-May-95D QUALITY OFFICE FURNITURE-DESKS           MA200   7.0     1698.62     0.00     1698.62      346.38      193.18    539.56
11-Oct-95D TIMS-DOWN PAYMENT ON PHONE SYSTEM (1/2)  MA200   7.0    17968.51     0.00    17968.51     1069.55     3017.67   4087.22
12-Oct-95D DAVCOM-DATA & VOICE CABLING SYSTEM       MA200   7.0    12212.15     0.00    12212.15      726.91     2050.94   2777.85
17-Oct-95D THOMAS W. RUFF - 30% D.P. ON FURNITURE   MA200   7.0     1255.00     0.00     1255.00       74.70      210.77    285.47
20-Oct-95D SAXON BUSINESS SYSTEMS                   MA200   7.0     2667.83     0.00     2667.83      158.80      448.04    606.84
19-Nov-95D THOMAS W. RUFF - 4 EXECUTIVE TILT CHAIRS MA200   7.0      856.40     0.00      856.40       20.39      149.29    169.68
19-Nov-95D THOMAS W. RUFF - 2 WINGBACK GUEST CHAIRS MA200   7.0      651.00     0.00      651.00       15.50      113.48    128.98
19-Nov-95D THOMAS W. RUFF - 2 LOVESEATS             MA200   7.0     1043.00     0.00     1043.00       24.83      181.82    206.65
19-Nov-95D THOMAS W. RUFF - 2 END TABLES            MA200   7.0      376.60     0.00      376.60        8.97       65.65     74.62
20-Nov-95D DAVCOM-DATA & VOICE CABLING SYTSEM (1/2) MA200   7.0    15615.55     0.00    15615.55      371.80     2722.10   3093.90
30-Nov-95D RECYCLED SYSTEMS-8 WORKSTATIONS          MA200   7.0    10040.96     0.00    10040.96      239.07     1750.34   1989.41
30-Nov-95D TIMS-FINAL PMT ON PHONE SYSTEM (1/2)     MA200   7.0    17968.51     0.00    17968.51      427.82     3132.27   3560.09
                                                                  ---------     ----   ---------    --------    --------  --------
Totals for ASSET A/C: 100                                         142084.69     0.00   142084.69    34992.36              53998.14
Less:  Disposed Assets  (Curr Depr:  19005.78)                    142084.69     0.00   142084.69    34992.36              53998.14
                                                                  ---------     ----   ---------    --------              --------
Net Totals for ASSET A/C:  100                      (32 assets)        0.00     0.00        0.00        0.00    19005.78      0.00
                                                                  =========     ====   =========    ========    ========  ========
----------------------------------------------------
A/C# 200   COMPUTERS/COMPUTER EQUIP
----------------------------------------------------
20-Mar-91D SKYLINE SOFTWARE & INSTALLATION          MA200    5.0    5603.30     0.00     5603.30     5086.26      103.41   5189.67
24-Apr-91D NETWORK FILE SERVER                      MA200    5.0    6076.19     0.00     6076.19     5516.04      112.03   5628.07
19-Jun-91D SKYLINE - CUSTOMIZATION OF A/P           M*200    7.0     842.70     0.00      842.70      673.59       84.56    758.15
21-Oct-91D HARD DISK, TAPE BACK UPS, UPS            MA200    5.0    5295.76     0.00     5295.76     4990.88       60.98   5051.86
25-Nov-91D NOVELL UPGRADE-FROM 2.15 TO 2.2          MA200    5.0     460.00     0.00      460.00      433.61        5.28    438.89
25-Nov-91D SOFTWARE-TOP PRIORITY, CALANDAR PLUS     MA200    5.0     105.89     0.00      105.89       99.82        1.21    101.03
25-Nov-91D SKYLINE WORKSHOP TRAINING                MA200    5.0     470.00     0.00      470.00      443.03        5.39    448.42
30-Dec-91D EPSON CQ2500 PRINTER                     M*200    7.0     500.00     0.00      500.00      387.14       28.22    415.36
07-Feb-92D SKYLINE - ONE YEAR TELEPHONE SUPPORT     MA200    5.0     447.50     0.00      447.50      396.25       10.25    406.50
16-Mar-92D SOFTWARE                                 M*200    7.0     129.60     0.00      129.60       89.89        9.93     99.82
29-May-92D SOFTWARE                                 M*200    7.0      54.95     0.00       54.95       37.70        4.31     42.01
22-Jun-92D SOFTWARE                                 M*200    7.0     105.95     0.00      105.95       73.14        8.20     81.34
13-Jul-92D SKYLINE - BATCHMAKER HISTORY INTERFACE   M*200    5.0    1908.00     0.00     1908.00     1578.60      164.70   1743.30
18-Aug-92D SKYLINE - BATCHMAKER HISTORY INTERFACE   M*200    5.0    1060.00     0.00     1060.00      876.85       91.58    968.43
18-Aug-92D NOVELL 3.11 LANSPOOL                     M*200    5.0   11752.63     0.00    11752.63     9722.01     1015.31  10737.32
14-Oct-92D SOFTWARE - BORLAND                       M*200    7.0     668.68     0.00      668.68      454.39       35.72    490.11
30-Apr-93D DISKOMP                                  M*200    5.0    4387.85     0.00     4387.85     3124.11      631.87   3755.98
30-Apr-93D MAGIC BOX                                M*200    5.0    1968.95     0.00     1968.95     1401.88      283.54   1685.42
30-Apr-93D COMP USA                                 M*200    5.0    1791.12     0.00     1791.12     1275.27      257.93   1533.20
30-Apr-93D MAGIC BOX                                M*200    5.0     202.35     0.00      202.35      144.08       29.14    173.22
30-Apr-93D MAGIC BOX                                M*200    5.0    7757.46     0.00     7757.46     5523.24     1117.11   6640.35
30-Apr-93D MAGIC BOX                                M*200    5.0    4520.41     0.00     4520.41     3218.50      650.96   3869.46
30-Apr-93D MAGIC BOX                                M*200    5.0    1320.60     0.00     1320.60      940.26      190.17   1130.43
02-Jun-93D MAGIC BOX - MONOCHROME MONITOR           M*200    5.0     101.18     0.00      101.18       71.68       14.75     86.43
01-Sep-93D QUICKEN SOFTWARE                         M*200    5.0      34.95     0.00       34.95       24.22        2.68     26.90
01-Sep-93D SOFTA GROUP                              M*200    5.0     925.00     0.00      925.00      640.93       71.02    711.95
01-Sep-93D SOFTWARE                                 M*200    5.0      78.09     0.00       78.09       54.12        5.99     60.11
01-Sep-93D SOFTWARE                                 M*200    5.0      26.62     0.00       26.62       18.45        2.04     20.49
01-Sep-93D SOFTWARE - DATAPERFECT,WORDPERFECT UPGRADM*200    5.0     292.82     0.00      292.82      202.89       22.48    225.37
01-Sep-93D SOFTWARE                                 M*200    5.0    1584.70     0.00     1584.70     1098.02      121.67   1219.69
01-Sep-93D SOFTWARE                                 M*200    5.0    1054.70     0.00     1054.70      730.79       80.98    811.77
01-Sep-93D SOFTWARE                                 M*200    5.0     301.97     0.00      301.97      209.24       23.18    232.42
31-Dec-93D MAGIC BOX-FILE SERVER UPGRADE            M*200    5.0    4326.56     0.00     4326.56     2111.16      553.85   2665.01
31-Dec-93D CABLE RUNS/CONNECTIONS-18TH FLOOR        M*200    5.0    4000.92     0.00     4000.92     1952.34      512.15   2464.49
31-Jan-94D BROAD MARKETING-10 COMPUTERS-18TH        M*200    5.0   12726.75     0.00    12726.75     6210.43     1629.08   7839.51
28-Feb-94D HP LASERJET 4SI PRINTER & SOFTWARE       MA200    7.0    3243.93     0.00     3243.93     1464.56      254.20   1718.76
28-Feb-94D MAGIC BOX - FUTURUS TEAM UPGRADE         MA200    7.0    2018.18     0.00     2018.18      911.46      158.10   1069.56

                                                                                                            includes Section 179
                                                                                                   ---------------------------------
Date Acq.  Description                              Meth.  Life     Cost    Sec. 179   Depr. Basis Beg A/Depr  Curr Depr  End A/Depr
------------------------------------------------------------------------------------------------------------------------------------
31-Mar-94D BROAD MARKETING-3 COMPUTERS-18TH         M*200    5.0    3818.03     0.00     3818.03     1863.46      488.64   2352.10
31-Mar-94D FUTURUS CORP-FUTURUS TEAM UPGRADE        M*200    5.0     460.75     0.00      460.75      224.75       59.00    283.75
31-May-94D  MAGIC BOX-FILE SERVER UPGRADE           M*200    5.0    5494.87     0.00     5494.87     2681.52      703.34   3384.86
24-Jan-95D LEASE TECH - COMPUTER EQUIPMENT          MA200    5.0    2277.00  1712.00      565.00     1870.60       81.28   1951.88
14-Mar-95D LEASE TECH - COMPUTER EQUIPMENT          MA200    5.0    2500.00     0.00     2500.00      700.00      360.00   1060.00
20-Apr-95D US CONNECT - NETWORK UPGRADE             MA200    5.0   15788.69 15788.69        0.00    15788.69        0.00  15788.69
22-Dec-95D DINERS-SOUND ADVICE-IBM APTIVA COMPUTER  MA200    5.0    2874.43     0.00     2874.43       95.82      694.65    790.47
29-Dec-95D PERIFITECH-TAPE BACKUP SYSTEM            MA200    5.0    4217.77     0.00     4217.77      140.59     1019.30   1159.89
01-Feb-96D ADC INFORMATION TECHNOLOGIES             MA200    5.0    3384.00     0.00     3384.00        0.00        0.00      0.00
07-Feb-96D CDW COMPUTERS                            MA200    5.0    1130.88     0.00     1130.88        0.00        0.00      0.00
01-Mar-96D PERIFITEC-MIAMI SERVER                   MA200    5.0   22909.83     0.00    22909.83        0.00        0.00      0.00
19-Mar-96D COMPUTER PLANET, INC.                    MA200    5.0    6540.00     0.00     6540.00        0.00        0.00      0.00
01-Apr-96D STAND-ALONE PC SN#81557                  MA200    5.0    2515.00     0.00     2515.00        0.00        0.00      0.00
01-May-96D 15 PENTIUM WORKSTATIONS-UPGRADES         MA200    5.0   18420.00     0.00    18420.00        0.00        0.00      0.00
01-Jul-96D 9 PENTIUM WORKSTATIONS-UPGRADES          MA200    5.0   11106.00     0.00    11106.00        0.00        0.00      0.00
01-Jul-96D 5 PENTIUM WORKSTATIONS-UPGRADES          MA200    5.0    6170.00     0.00     6170.00        0.00        0.00      0.00
01-Jul-96D PENTIUM WORKSTATION-UPGRADE              MA200    5.0    1234.00     0.00     1234.00        0.00        0.00      0.00
01-Jul-96D PENTIUM WORKSTATION-UPGRADE              MA200    5.0    1234.00     0.00     1234.00        0.00        0.00      0.00
01-Jul-96D PENTIUM WORKSTATION-UPGRADE              MA200    5.0    1234.00     0.00     1234.00        0.00        0.00      0.00
01-Jul-96D PENTIUM WORKSTATION-UPGRADE              MA200    5.0    1234.00     0.00     1234.00        0.00        0.00      0.00
01-Jul-96D SOFTRACK SOFTWARE-ON TECHNOLOGY          MA200    5.0    1195.00     0.00     1195.00        0.00        0.00      0.00
                                                                  --------- --------   ---------    --------    --------  --------
Totals for ASSET A/C:  200                                        203884.51 17500.69   186383.82    85552.26              97312.44
Less:  Disposed Assets  (Curr Depr:  11760.18)                    203884.51 17500.69   186383.82    85552.26              97312.44
                                                                  --------- --------   ---------    --------              --------
Net Totals for ASSET A/C:  200                      (58 assets)        0.00     0.00        0.00        0.00    11760.18      0.00
                                                                  ========= ========   =========    ========    ========  ========

Grand Totals for all accounts:                                    345969.20 17500.69   328468.51   120544.62             151310.58
Less:  Disposed assets  (Curr Depr:  30765.96)                    345969.20 17500.69   328468.51   120544.62             151310.58
                                                                  --------- --------   ---------   ---------             ---------
Net Totals for all accounts:                        (90 assets)        0.00     0.00        0.00        0.00    30765.96      0.00
                                                                  ========= ========   =========   =========    ======== =========

Codes that may appear next to date acquired: A-Addition, T-Traded, M-Mid Quarter Applied

ASSET DEPRECIATION SHORT REPORT - SORTED BY ASSET A/C

COMPANY:   Tempus
METHOD:    1 FEDERAL      Std Conv Applied   YEAR END:    12/31/96
NOTES:     Range: 100-200 Include: All assets

                                                                                                     includes Section 179
                                                                                            ----------------------------------------
Date Acq.  Description                   Meth.     Life       Cost     Sec. 179   Depr. Basis Beginning A/Depr Curr Depr  End A/Depr
------------------------------------------------------------------------------------------------------------------------------------
A/C# 100   FURNITURE/FIXTURES/EQUIP
-----------------------------------------
01-Mar-93  PANASONIC KXE708 TYPEWRITER   M*200    5.0000       55.00       55.00        0.00           55.00        0.00      55.00
01-Mar-93  AT&T MERLIN SYSTEM            MA200    5.0000      250.00      250.00        0.00          250.00        0.00     250.00
01-Mar-93D BLACK ARM CHAIR               M*200    5.0000        7.00        7.00        0.00            7.00        0.00       7.00
01-Mar-93  BLACK LEGAL 4 DR FILE         M*200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  BLACK LEGAL 4 DR FILE         M*200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  BLACK LEGAL 4 DR FILE         M*200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  BLACK LEGAL 4 DR FILE         M*200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93D BLACK TOP CREDENZA            M*200    5.0000       15.00       15.00        0.00           15.00        0.00      15.00
01-Mar-93D BLACK TOP DESK                M*200    5.0000       20.00       20.00        0.00           20.00        0.00      20.00
01-Mar-93  BLOND 2-DOOR CREDENZA         M*200    5.0000       15.00       15.00        0.00           15.00        0.00      15.00
01-Mar-93  BLOND 2-DOOR CREDENZA         M*200    5.0000       15.00       15.00        0.00           15.00        0.00      15.00
01-Mar-93D BLOND COMPUTER DESK           M*200    5.0000       20.00       20.00        0.00           20.00        0.00      20.00
01-Mar-93  BLOND COMPUTER TABLE          M*200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  BLOND DBL PED DESK            M*200    5.0000       20.00       20.00        0.00           20.00        0.00      20.00
01-Mar-93  BLOND DESK LEFT RETURN        M*200    5.0000       25.00       25.00        0.00           25.00        0.00      25.00
01-Mar-93  BLOND SIDE TABLE              M*200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  BLUE SIDE CHAIR               M*200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  BLUE SIDE CHAIR               M*200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  BOOKSHELF/5 SHELF LT OAK      M*200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  BRASS 2 BULB LAMP             M*200    5.0000        8.00        8.00        0.00            8.00        0.00       8.00
01-Mar-93  BUFF SWIVEL ARM CHAIR         M*200    5.0000        7.00        7.00        0.00            7.00        0.00       7.00
01-Mar-93  BURGUNDY SWIVEL ARM CHAIR     M*200    5.0000        7.00        7.00        0.00            7.00        0.00       7.00
01-Mar-93  CABINET W/WORK TOP            M*200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93D CANNON 350 FAX                M*200    5.0000       75.00       75.00        0.00           75.00        0.00      75.00
01-Mar-93  COMPUTER TABLE W/DRAWER       M*200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  CRANBERRY SCREEN              M*200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  DURER PRINT/FRAME             M*200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93D EARLY AMERICAN CREDENZA       M*200    5.0000       15.00       15.00        0.00           15.00        0.00      15.00
01-Mar-93D EARLY AMERICAN EXECUTIVE DESK M*200    5.0000       20.00       20.00        0.00           20.00        0.00      20.00
01-Mar-93  FOLDING TABLE 3'              M*200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  FOLDING TABLE 5'              M*200    5.0000        7.00        7.00        0.00            7.00        0.00       7.00
01-Mar-93  GRAPHICS PRINT/FRAME          M*200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  GREY 2 DOOR STORAGE CABINET   M*200    5.0000       15.00       15.00        0.00           15.00        0.00      15.00
01-Mar-93  GREY STENO CHAIR              M*200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  GREY STENO CHAIR              M*200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  GREY STENO CHAIR              M*200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  GREY STENO CHAIR              M*200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  GREY STENO CHAIR              M*200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  GREY STENO CHAIR              M*200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93D GREY SWIVEL ARM CHAIR         M*200    5.0000        7.00        7.00        0.00            7.00        0.00       7.00
01-Mar-93  LGL 2DR BUFF LTL FILE         M*200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  LGL 2 DR CREAM LTL FILE       M*200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  LGL 2 DR CREAM LTL FILE       MA200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93D LGL 3 DR PUTTY FILES HON      MA200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  LGL 3 DR PUTTY FILES HON      MA200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  LGL 4 DR BUFF FILES A-H       MA200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  LGL 4 DR BUFF FILES A-H       MA200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  LGL 4 DR BUFF FILES A-H       MA200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  LGL 4 DR PUTTY FILES HON      MA200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  LIBRARY TABLE                 MA200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  LIVE CORN PLANT POTTED        MA200    5.0000       20.00       20.00        0.00           20.00        0.00      20.00
01-Mar-93D MICROFICHE VIEWER             MA200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  NAVY CREDENZA                 MA200    5.0000       15.00       15.00        0.00           15.00        0.00      15.00
01-Mar-93  NAVY EXECUTIVE DESK           MA200    5.0000       20.00       20.00        0.00           20.00        0.00      20.00
01-Mar-93D OAK DBL PED DESK              MA200    5.0000       20.00       20.00        0.00           20.00        0.00      20.00
01-Mar-93D OATMEAL SIDE CHAIR            MA200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93D OATMEAL SIDE CHAIR            MA200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  OATMEAL SIDE CHAIR            MA200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  OATMEAL SIDE CHAIR            MA200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93D PANASONIC KXE400 TYPEWRITER   MA200    5.0000       45.00       45.00        0.00           45.00        0.00      45.00
01-Mar-93  PR PICASSO PRINTS             MA200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  PR TIBURON PINK/GREEN PRINTS  MA200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93D PUTTY METAL PRINTER STAND     MA200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93D ROUND GOLD TABLE              MA200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  SET OF 3 BLUR-GREY PLANT STANDMA200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93D SHARP CALCULATOR              MA200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  SHELF UNIT W/CASTERS          MA200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93D SONY BM810T TRANSCRIBER       MA200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  STEED BLUE/RED OIL            MA200    5.0000       20.00       20.00        0.00           20.00        0.00      20.00
01-Mar-93  TI CALCULATOR                 MA200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  TI CALCULATOR                 MA200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  TI CALCULATOR                 MA200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  TI CALCULATOR                 MA200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  TI CALCULATOR                 MA200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00
01-Mar-93  TIE BUSINESSCOM SYSTEM 20     MA200    5.0000       30.00       30.00        0.00           30.00        0.00      30.00
01-Mar-93  TYPEWRITER STAND/DBL DROP LEAFMA200    5.0000        5.00        5.00        0.00            5.00        0.00       5.00

ASSET DEPRECIATION SHORT REPORT - SORTED BY ASSET A/C

COMPANY:   Tempus
METHOD:    1 FEDERAL      Std Conv Applied   YEAR END:    12/31/96
NOTES:     Range: 100-200 Include: All assets

                                                                                                     includes Section 179
                                                                                            ----------------------------------------
Date Acq.  Description                   Meth.     Life       Cost     Sec. 179   Depr. Basis Beginning A/Depr Curr Depr  End A/Depr
------------------------------------------------------------------------------------------------------------------------------------
01-Mar-93  WALNUT DESK W/RT RETURN       MA200    5.0000       25.00       25.00        0.00           25.00        0.00      25.00
01-Mar-93  WALNUT TYPING TABLE           MA200    5.0000        7.00        7.00        0.00            7.00        0.00       7.00
01-Apr-93  LANIER COPIER                 M*200    5.0000     4496.00        0.00     4496.00         3813.98      389.73    4203.71
01-May-93  ALMOND REFRIGERATOR           MA200    5.0000      181.00      181.00        0.00          181.00        0.00     181.00
01-May-93D BLUE/CHROME ARM CHAIR         MA200    5.0000        7.90        7.90        0.00            7.90        0.00       7.90
01-May-93D BLUE/CHROME ARM CHAIR         MA200    5.0000        7.90        7.90        0.00            7.90        0.00       7.90
01-May-93D BLUE/CHROME ARM CHAIR         MA200    5.0000        7.90        7.90        0.00            7.90        0.00       7.90
01-May-93D BLUE/CHROME ARM CHAIR         MA200    5.0000        7.90        7.90        0.00            7.90        0.00       7.90
01-May-93  BOOKSHELF/3 SHELF             MA200    5.0000       36.73       36.73        0.00           36.73        0.00      36.73
01-May-93  GREY SWIVEL ARM CHAIR         M*200    5.0000       48.60       48.60        0.00           48.60        0.00      48.60
01-May-93  LANIER CARD KEY UNIT          M*200    5.0000      332.64      332.64        0.00          332.64        0.00     332.64
01-May-93D LGL BLACK 5 DR FILE           M*200    5.0000       40.00       40.00        0.00           40.00        0.00      40.00
01-May-93  NARROW FOLDING TABLE          MA200    5.0000       22.60       22.60        0.00           22.60        0.00      22.60
01-May-93D PLUM SQUARE CAFE TABLE        MA200    5.0000       45.34       45.34        0.00           45.34        0.00      45.34
01-May-93  TABLE-ADJUSTABLE              MA200    5.0000        5.60        5.60        0.00            5.60        0.00       5.60
01-May-93  TAN ROOM DIVIDER              M*200    5.0000        5.60        5.60        0.00            5.60        0.00       5.60
01-Jul-93  MICROWAVE OVEN                MA200    5.0000       77.50       77.50        0.00           77.50        0.00      77.50
01-Aug-93  PHONE SETS (7)                MA200    5.0000     1200.00     1200.00        0.00         1200.00        0.00    1200.00
01-Sep-93  BROWN SIDE CHAIR              MA200    5.0000       54.00       54.00        0.00           54.00        0.00      54.00
01-Sep-93  BROWN SIDE CHAIR              MA200    5.0000       54.00       54.00        0.00           54.00        0.00      54.00
01-Sep-93  KEYBOARD DRAWER               MA200    5.0000       32.39       32.39        0.00           32.39        0.00      32.39
01-Sep-93  KEYBOARD DRAWER               MA200    5.0000       32.39       32.39        0.00           32.39        0.00      32.39
01-Sep-93  MONITOR ARM                   MA200    5.0000       53.85       53.85        0.00           53.85        0.00      53.85
01-Sep-93D OAK CRT STAND SMALL           MA200    5.0000       54.00       54.00        0.00           54.00        0.00      54.00
01-Sep-93  OAK CRT STAND LARGE           MA200    5.0000      113.40      113.40        0.00          113.40        0.00     113.40
01-Sep-93  WALNUT EXECUTIVE DESK         MA200    5.0000      210.60      210.60        0.00          210.60        0.00     210.60
01-Sep-93  WHITE CREDENZA                MA200    5.0000      195.92      195.92        0.00          195.92        0.00     195.92
01-Sep-93  WHITE DESK                    MA200    5.0000      207.77      207.77        0.00          207.77        0.00     207.77
01-Jan-94  LANIER COPIER-UPGRADE         MA200    5.0000     4244.71        0.00     4244.71         2105.43      855.71    2961.14
01-Aug-94D TAN 2 DOOR STORAGE CABINET    MA200    5.0000       50.00        0.00       50.00           26.38        4.72      31.10
01-Sep-94  BROTHER FAX 620               MA200    5.0000      324.23        0.00      324.23          172.63       60.64     233.27
01-Sep-94  IBCO BINDER                   MA200    5.0000      216.21        0.00      216.21          114.81       40.56     155.37
01-Feb-95  6 WHITE CONFERENCE SIDE CHAIRSMA200    7.0000      614.58        0.00      614.58          166.82      127.93     294.75
01-Feb-95  CONFERENCE TABLE              MA200    7.0000      616.62        0.00      616.62          167.37      128.36     295.73
01-Jun-96  NEC 461 FAX                   MA200    5.0000      482.24        0.00      482.24            0.00       96.45      96.45

Totals for ASSET A/C:   100                                 15235.12     4190.53    11044.59        10757.95               12462.05
Less:  Disposed Assets (Curr Depr: 4.72)                      519.94      469.94       50.00          496.32                 501.04
                                                           ---------    --------   ---------      ----------              ---------
Net Totals for ASSET A/C:  100           (111 assets)       14715.18     3720.59    10994.59        10261.63     1704.10   11961.01
                                                           =========    ========   =========      ==========     =======  =========
-----------------------------------------
A/C# 200   COMPUTERS/COMPUTER EQUIP
-----------------------------------------
01-Mar-93  1.2 MB FLOPPY DRIVE           M*200    5.0000       20.00       20.00        0.00           20.00        0.00      20.00
01-Mar-93  ACCPAC SOFTWARE               M*200    5.0000       75.00       75.00        0.00           75.00        0.00      75.00
01-Mar-93  ASA 386SX PC/MM/LF            M*200    5.0000       50.00       50.00        0.00           50.00        0.00      50.00
01-Mar-93  ASA 386SX PC/MM/LF            M*200    5.0000       50.00       50.00        0.00           50.00        0.00      50.00
01-Mar-93  ASA PC/MM/LF                  M*200    5.0000       25.00       25.00        0.00           25.00        0.00      25.00
01-Mar-93D AXIS 386/25 - NO HD/MM/LF     M*200    5.0000      300.00      300.00        0.00          300.00        0.00     300.00
01-Mar-93  COMPUTER SOFTWARE             M*200    5.0000       80.00       80.00        0.00           80.00        0.00      80.00
01-Mar-93D DTK TECH 1200 PC/CM/BF        M*200    5.0000       75.00       75.00        0.00           75.00        0.00      75.00
01-Mar-93  DTK TECH 1200 PC/MM/LF        M*200    5.0000       75.00       75.00        0.00           75.00        0.00      75.00
01-Mar-93  EXTERNAL MODEL W/CABLE        M*200    5.0000       10.00       10.00        0.00           10.00        0.00      10.00
01-Mar-93  NETWARE 286 SOFTWARE          M*200    5.0000      100.00      100.00        0.00          100.00        0.00     100.00
01-Mar-93  PANASONIC KPX1080I PRINTER    M*200    5.0000       20.00       20.00        0.00           20.00        0.00      20.00
01-Mar-93  PANASONIC KPX1191 PRINTER     M*200    5.0000       25.00       25.00        0.00           25.00        0.00      25.00
01-Mar-93  PANASONIC KPX1191 PRINTER     M*200    5.0000       25.00       25.00        0.00           25.00        0.00      25.00
01-Mar-93  PANASONIC KPX1595 PRINTER     M*200    5.0000       30.00       30.00        0.00           30.00        0.00      30.00
01-Mar-93  PANASONIC KXP1191 PRINTER     M*200    5.0000       25.00       25.00        0.00           25.00        0.00      25.00
01-Mar-93  PANASONIC KXP1191 PRINTER     M*200    5.0000       25.00       25.00        0.00           25.00        0.00      25.00
01-Mar-93D POWER SUPPLY                  M*200    5.0000       60.00       60.00        0.00           60.00        0.00      60.00
01-Mar-93  T1200YE LAPTOP/SF             M*200    5.0000       70.00       70.00        0.00           70.00        0.00      70.00
01-Mar-93  WP5.1/LOTUS SOFTWARE/INSTALL  M*200    5.0000       50.00       50.00        0.00           50.00        0.00      50.00
01-Apr-93  HPIII LASER PRINTER           MA200    5.0000     2511.42     2511.42        0.00         2511.42        0.00    2511.42
01-May-93  HARD DRIVES, MEMORY CHIPS     MA200    5.0000     1180.32     1180.32        0.00         1180.32        0.00    1180.32
01-Jun-93  PC386DX/CM/BF                 MA200    5.0000      679.52      679.52        0.00          679.52        0.00     679.52
01-Jun-93  PC ANYWHERE (2)               M*200    5.0000      313.20        0.00      313.20          147.10       94.91     242.01
01-Jun-93  REBUILD 2 PC'S                MA200    5.0000      152.92      152.92        0.00          152.92        0.00     152.92
01-Jun-93  SERIAL MODEM CABLES (2)       M*200    5.0000       16.20        0.00       16.20            7.59        4.92      12.51
01-Jun-93  VOLTAGE ADAPTOR               M*200    5.0000       19.44        0.00       19.44            9.15        5.88      15.03
01-Oct-93  ARCNET CARDS (2)              M*200    5.0000      162.00      162.00        0.00          162.00        0.00     162.00
01-Nov-93  ARCNET CARD                   M*200    5.0000       81.00       81.00        0.00           81.00        0.00      81.00
01-Nov-93  ARCNET HUB                    M*200    5.0000      523.80      523.80        0.00          523.80        0.00     523.80
01-Jan-94  ACT SOFTWARE                  MA200    5.0000      302.02        0.00      302.02          149.44       61.03     210.47
01-Feb-94  386 FILE SERVER/CM            MA200    5.0000     2646.00        0.00     2646.00         1324.14      528.74    1852.88
01-Feb-94  LOTUS 2.4                     MA200    5.0000      128.00        0.00      128.00           61.73       26.51      88.24
01-Feb-94  NOVELL 3.12                   MA200    5.0000     1107.92        0.00     1107.92          537.79      228.05     765.84
01-Jan-95  3.5" DISK DRIVE               MA200    5.0000       55.03        0.00       55.03           17.61       14.97      32.58

ASSET DEPRECIATION SHORT REPORT - SORTED BY ASSET A/C

COMPANY:   Tempus
METHOD:    1 FEDERAL      Std Conv Applied   YEAR END:    12/31/96
NOTES:     Range: 100-200 Include: All assets

                                                                                                     includes Section 179
                                                                                            ----------------------------------------
Date Acq.  Description                   Meth.     Life       Cost     Sec. 179   Depr. Basis Beginning A/Depr Curr Depr  End A/Depr
------------------------------------------------------------------------------------------------------------------------------------
01-Jan-95  G/L TOOLKIT (ACCPAC)          MA200    5.0000      334.81        0.00      334.81          107.14       91.07     198.21
01-Jan-95  HPIII MEMORY BOARD            MA200    5.0000      188.67        0.00      188.67           60.37       51.32     111.69
01-Jan-95  INTERNAL MODEL                MA200    5.0000      129.59        0.00      129.59           41.47       35.25      76.72
01-Feb-95  COLORADO TAPE BACKUP          MA200    5.0000      193.32        0.00      193.32           61.86       52.58     114.44
01-May-95  NETSHIELD VIRUSCAN            MA200    5.0000      272.00        0.00      272.00           87.04       73.98     161.02
15-Jan-96  APC-SMART UPS                 MA200    5.0000      419.70        0.00      419.70            0.00       83.94      83.94
                                                           ---------    --------    --------       ---------    --------  ---------
Totals for ASSET A/C:   200                                 12606.88     6480.98     6125.90         9093.41               10446.56
Less:  Disposed Assets  (Curr Depr:  0.00)                    435.00      435.00        0.00          435.00                 435.00
                                                           ---------    --------    --------       ---------              ---------
Net Totals for ASSET A/C:  200           (41 assets)        12171.88     6045.98     6125.90         8658.41     1353.15   10011.56
                                                           =========    ========    ========       =========    ========  =========

Grand Totals for all accounts:                              27842.00    10671.51    17170.49        19851.36               22908.61
Less:  Disposed assets  (Curr Depr:  4.72)                    954.94      904.94       50.00          931.32                 936.04
                                                           ---------    --------    --------       ---------              ---------
Net Totals for all accounts:  (152 assets)                  26887.06     9766.57    17120.49        18920.04     3057.25   21972.57
                                                           =========    ========    ========       =========    ========  =========

Codes that may appear next to date acquired: A-Addition, D-Disposal, T-Traded, M-Mid Quarter Applied

ASSET DEPRECIATION SHORT REPORT - SORTED BY ASSET A/C
COMPANY:    NRA

METHOD:     1 FEDERAL       Std Conv Applied     YEAR END:    12/31/96
NOTES:      Range: 100-300 Include: All assets

                                                                                                         includes Section 179
                                                                                                    --------------------------------
Date Acq.   Description                                Meth.   Life     Cost  Sec. 179  Depr. Basis Beg A/Depr Curr Depr  End A/Depr
------------------------------------------------------------------------------------------------------------------------------------
A/C# 100    FURNITURE/FIXTURES/EQUIP
-------------------------------------------------------
13-Feb-90M  CONFERENCE TABLE & RECEPTION DESK          M*200   5.00     650.00  0.00      650.00      650.00        0.00     650.00
15-Mar-90M  DEPOSIT/BALANCE ON CHAIRS                  M*200   5.00     170.87  0.00      170.87      170.87        0.00     170.87
15-Mar-90M  DEPOSIT/BALANCE ON CHAIRS                  M*200   5.00     172.88  0.00      172.88      172.88        0.00     172.88
15-Mar-90M  DEPOSIT/BALANCE ON CHAIRS                  M*200   5.00     170.87  0.00      170.87      170.87        0.00     170.87
15-Mar-90M  DEPOSIT/BALANCE ON CHAIRS                  M*200   5.00     194.64  0.00      194.64      194.64        0.00     194.64
15-Mar-90M  DEPOSIT/BALANCE ON CHAIRS                  M*200   5.00     194.64  0.00      194.64      194.64        0.00     194.64
15-Mar-90M  DEPOSIT/BALANCE ON CHAIRS                  M*200   5.00     194.64  0.00      194.64      194.64        0.00     194.64
15-Mar-90M  DEPOSIT/BALANCE ON CHAIRS                  M*200   5.00     170.87  0.00      170.87      170.87        0.00     170.87
15-Mar-90M  DEPOSIT/BALANCE ON CHAIRS                  M*200   5.00     170.87  0.00      170.87      170.87        0.00     170.87
15-Mar-90M  DEPOSIT/BALANCE ON CHAIRS                  M*200   5.00     170.87  0.00      170.87      170.87        0.00     170.87
15-Mar-90M  DEPOSIT/BALANCE ON CHAIRS                  M*200   5.00     194.64  0.00      194.64      194.64        0.00     194.64
15-Mar-90M  DEPOSIT/BALANCE ON CHAIRS                  M*200   5.00     194.64  0.00      194.64      194.64        0.00     194.64
15-Mar-90M  DEPOSIT/BALANCE ON CHAIRS                  M*200   5.00     170.87  0.00      170.87      170.87        0.00     170.87
15-Mar-90M  DEPOSIT/BALANCE ON CHAIRS                  M*200   5.00     170.87  0.00      170.87      170.87        0.00     170.87
15-Mar-90M  DEPOSIT/BALANCE ON CHAIRS                  M*200   5.00     194.64  0.00      194.64      194.64        0.00     194.64
15-Mar-90M  DEPOSIT/BALANCE ON CHAIRS                  M*200   5.00     194.64  0.00      194.64      194.64        0.00     194.64
16-Mar-90M  4 EXEC DESKS & CRED/2 JR. DESKS & CRED.    M*200   5.00     550.00  0.00      550.00      550.00        0.00     550.00
16-Mar-90M  4 EXEC DESKS & CRED/2 JR. DESKS & CRED.    M*200   5.00     550.00  0.00      550.00      550.00        0.00     550.00
16-Mar-90M  4 EXEC DESKS & CRED/2 JR. DESKS & CRED.    M*200   5.00     550.00  0.00      550.00      550.00        0.00     550.00
16-Mar-90M  4 EXEC DESKS & CRED/2 JR. DESKS & CRED.    M*200   5.00     550.00  0.00      550.00      550.00        0.00     550.00
16-Mar-90M  4 EXEC DESKS & CRED/2 JR. DESKS & CRED.    M*200   5.00     550.00  0.00      550.00      550.00        0.00     550.00
16-Mar-90M  4 EXEC DESKS & CRED/2 JR. DESKS & CRED.    M*200   5.00     550.00  0.00      550.00      550.00        0.00     550.00
16-Mar-90M  4 EXEC DESKS & CRED/2 JR. DESKS & CRED.    M*200   5.00     550.00  0.00      550.00      550.00        0.00     550.00
16-Mar-90M  4 EXEC DESKS & CRED/2 JR. DESKS & CRED.    M*200   5.00     550.00  0.00      550.00      550.00        0.00     550.00
16-Mar-90M  4 EXEC DESKS & CRED/2 JR. DESKS & CRED.    M*200   5.00     550.00  0.00      550.00      550.00        0.00     550.00
02-Apr-90M  RICOH COPIER #5070                         M*200   5.00    2726.58  0.00     2726.58     2726.58        0.00    2726.58
05-Apr-90M  RECEPTION SOFA                             M*200   5.00     431.25  0.00      431.25      431.25        0.00     431.25
05-Apr-90M  RECEPTION CHAIRS                           M*200   5.00     431.24  0.00      431.24      431.24        0.00     431.24
05-Apr-90M  RECEPTION CHAIRS                           M*200   5.00     431.24  0.00      431.24      431.24        0.00     431.24
06-Apr-90M  10 CONFERENCE ROOM CHAIRS                  M*200   5.00     208.44  0.00      208.44      208.44        0.00     208.44
06-Apr-90M  10 CONFERENCE ROOM CHAIRS                  M*200   5.00     208.44  0.00      208.44      208.44        0.00     208.44
06-Apr-90M  10 CONFERENCE ROOM CHAIRS                  M*200   5.00     208.44  0.00      208.44      208.44        0.00     208.44
06-Apr-90M  10 CONFERENCE ROOM CHAIRS                  M*200   5.00     208.44  0.00      208.44      208.44        0.00     208.44
06-Apr-90M  10 CONFERENCE ROOM CHAIRS                  M*200   5.00     208.44  0.00      208.44      208.44        0.00     208.44
06-Apr-90M  10 CONFERENCE ROOM CHAIRS                  M*200   5.00     208.44  0.00      208.44      208.44        0.00     208.44
06-Apr-90M  10 CONFERENCE ROOM CHAIRS                  M*200   5.00     208.44  0.00      208.44      208.44        0.00     208.44
06-Apr-90M  10 CONFERENCE ROOM CHAIRS                  M*200   5.00     208.44  0.00      208.44      208.44        0.00     208.44
06-Apr-90M  10 CONFERENCE ROOM CHAIRS                  M*200   5.00     208.44  0.00      208.44      208.44        0.00     208.44
20-Apr-90M  REFRIGERATOR                               M*200   5.00     653.27  0.00      653.27      653.27        0.00     653.27
26-Apr-90M  FAX MACHINE                                M*200   5.00     915.21  0.00      915.21      915.21        0.00     915.21
01-May-90M  3 OFFICE CHAIRS                            M*200   5.00     202.68  0.00      202.68      202.68        0.00     202.68
01-May-90M  3 OFFICE CHAIRS                            M*200   5.00     202.68  0.00      202.68      202.68        0.00     202.68
01-May-90M  3 OFFICE CHAIRS                            M*200   5.00     202.68  0.00      202.68      202.68        0.00     202.68
15-May-90M  TELEPHONES                                 M*200   5.00     653.40  0.00      653.40      653.40        0.00     653.40
06-Jul-90M  TOSHIBA 65105 10 BTM PHONE & JACKS         M*200   5.00     535.75  0.00      535.75      535.75        0.00     535.75
26-Jul-90M  3 SECRETARIAL DESKS                        M*200   5.00     418.51  0.00      418.51      418.51        0.00     418.51
26-Jul-90M  3 SECRETARIAL DESKS                        M*200   5.00     418.52  0.00      418.52      418.52        0.00     418.52
26-Jul-90M  3 SECRETARIAL DESKS                        M*200   5.00     418.51  0.00      418.51      418.51        0.00     418.51
27-Aug-90M  4 TOSHIBA EKT65105 PHONES/1 TOSHIBA PEKU   M*200   5.00    2088.14  0.00     2088.14     2088.14        0.00    2088.14
12-Sep-90M  1 OAK CREDENZA/DESK                        M*200   5.00     100.00  0.00      100.00      100.00        0.00     100.00
12-Sep-90M  8 2-DRAWER FILING CABINETS/3 4-DRAWER/1 LEGM*200   5.00      75.00  0.00       75.00       75.00        0.00      75.00
12-Sep-90M  1 OAK CREDENZA/DESK                        M*200   5.00     200.00  0.00      200.00      200.00        0.00     200.00
12-Sep-90M  8 2-DRAWER FILING CABINETS/3 4-DRAWER/1 LEGM*200   5.00      75.00  0.00       75.00       75.00        0.00      75.00
12-Sep-90M  8 TEAL SWIVEL CHAIRS/BRONZE BASE           M*200   5.00     100.00  0.00      100.00      100.00        0.00     100.00
12-Sep-90M  8 TEAL SWIVEL CHAIRS/BRONZE BASE           M*200   5.00     100.00  0.00      100.00      100.00        0.00     100.00
12-Sep-90M  2 DRAWER LATERAL FILE CABINET              M*200   5.00      50.00  0.00       50.00       50.00        0.00      50.00
12-Sep-90M  1 OAK DESK                                 M*200   5.00     150.00  0.00      150.00      150.00        0.00     150.00
12-Sep-90M  1 WALNUT CREDENZA & DESK                   M*200   5.00     150.00  0.00      150.00      150.00        0.00     150.00
12-Sep-90M  1 WALNUT SECRETARIAL DESK                  M*200   5.00      50.00  0.00       50.00       50.00        0.00      50.00
12-Sep-90M  1 DARK BROWN LEATHER EXEC CHAIR            M*200   5.00      75.00  0.00       75.00       75.00        0.00      75.00
12-Sep-90M  1 WALNUT CREDENZA/DESK/ENDTABLE            M*200   5.00      25.00  0.00       25.00       25.00        0.00      25.00
12-Sep-90M  1 LAMP TABLE                               M*200   5.00      55.00  0.00       55.00       55.00        0.00      55.00
12-Sep-90M  1 WALNUT CREDENZA/DESK/ENDTABLE            M*200   5.00      50.00  0.00       50.00       50.00        0.00      50.00
12-Sep-90M  14 PLANTERS                                M*200   5.00      70.00  0.00       70.00       70.00        0.00      70.00
12-Sep-90M  8 TEAL SWIVEL CHAIRS/SWIVEL BASE           M*200   5.00     100.00  0.00      100.00      100.00        0.00     100.00
12-Sep-90M  1 WALNUT CREDENZA/DESK/ENDTABLE            M*200   5.00     125.00  0.00      125.00      125.00        0.00     125.00
12-Sep-90M  8 TEAL SWIVEL CHAIRS/BRONZE BASE           M*200   5.00     100.00  0.00      100.00      100.00        0.00     100.00
12-Sep-90M  4 COMPUTER WORKSTATIONS                    M*200   5.00     150.00  0.00      150.00      150.00        0.00     150.00
12-Sep-90M  2 GREEN OAK GUEST CHAIRS                   M*200   5.00      50.00  0.00       50.00       50.00        0.00      50.00
12-Sep-90M  8 TEAL SWIVEL CHAIRS/BRONZE BASE           M*200   5.00     100.00  0.00      100.00      100.00        0.00     100.00
12-Sep-90M  1 WALNUT CREDENZA & DESK                   M*200   5.00     150.00  0.00      150.00      150.00        0.00     150.00
12-Sep-90M  1 BOOKCASE W/8 SHELVES                     M*200   5.00     100.00  0.00      100.00      100.00        0.00     100.00
12-Sep-90M  8 TEAL SWIVEL CHAIRS/BRONZE BASE           M*200   5.00     100.00  0.00      100.00      100.00        0.00     100.00
12-Sep-90M  2 GREEN OAK GUEST CHAIRS                   M*200   5.00      50.00  0.00       50.00       50.00        0.00      50.00
12-Sep-90M  8 TEAL SWIVEL CHAIRS/BRONZE BASE           M*200   5.00     100.00  0.00      100.00      100.00        0.00     100.00
17-Oct-90M  INSTALL MITEL SX200 PHONE SYSTEM           M*200   5.00    2745.45  0.00     2745.45     2745.45        0.00    2745.45
06-Nov-90M  PHONE INSTALLATION                         M*200   5.00    1250.29  0.00     1250.29     1250.29        0.00    1250.29
19-Dec-90M  10 MITEL SUSPERSETS & INSTALLATION-50%     M*200   5.00     116.57  0.00      116.57      116.57        0.00     116.57
15-Jan-91M  TELEVISION-PANASONIC                       M*200   5.00      87.50  0.00       87.50       82.27        5.23      87.50
15-Jan-91M  CART (2)                                   M*200   5.00      60.00  0.00       60.00       56.42        3.58      60.00

ASSET DEPRECIATION SHORT REPORT - SORTED BY ASSET A/C
COMPANY:    NRA

METHOD:     1 FEDERAL       Std Conv Applied     YEAR END:    12/31/96
NOTES:      Range: 100-300 Include: All assets

                                                                                                         includes Section 179
                                                                                                    --------------------------------
Date Acq.   Description                                Meth.   Life     Cost  Sec. 179  Depr. Basis Beg A/Depr Curr Depr  End A/Depr
------------------------------------------------------------------------------------------------------------------------------------
15-Jan-91M  DESKS SECRETARIAL (7)                      M*200   5.00     233.21  0.00      233.21      219.28       13.93     233.21
15-Jan-91M  VCR - RCA MODEL VJT255                     M*200   5.00     112.50  0.00      112.50      105.78        6.72     112.50
15-Jan-91M  CALCULATORS (13)                           M*200   5.00      38.48  0.00       38.48       38.48        0.00      38.48
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  DESKS EXECUTIVE (8)                        M*200   5.00     328.13  0.00      328.13      308.53       19.60     328.13
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  DESKS EXECUTIVE (8)                        M*200   5.00     328.13  0.00      328.13      308.53       19.60     328.13
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CALCULATORS (13)                           M*200   5.00      38.46  0.00       38.46       38.46        0.00      38.46
15-Jan-91M  CALCULATORS (13)                           M*200   5.00      38.46  0.00       38.46       38.46        0.00      38.46
15-Jan-91M  CALCULATORS (13)                           M*200   5.00      38.46  0.00       38.46       38.46        0.00      38.46
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  CALCULATORS (13)                           M*200   5.00      38.46  0.00       38.46       38.46        0.00      38.46
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS-CONFERENCE ROOM (12)                M*200   5.00      86.04  0.00       86.04       80.90        5.14      86.04
15-Jan-91M  CHAIRS-CONFERENCE ROOM (12)                M*200   5.00      86.04  0.00       86.04       80.90        5.14      86.04
15-Jan-91M  CHAIRS-CONFERENCE ROOM (12)                M*200   5.00      86.04  0.00       86.04       80.90        5.14      86.04
15-Jan-91M  CHAIRS-CONFERENCE ROOM (12)                M*200   5.00      86.04  0.00       86.04       80.90        5.14      86.04
15-Jan-91M  CHAIRS-CONFERENCE ROOM (12)                M*200   5.00      86.04  0.00       86.04       80.90        5.14      86.04
15-Jan-91M  CHAIRS-CONFERENCE ROOM (12)                M*200   5.00      86.04  0.00       86.04       80.90        5.14      86.04
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS-CONFERENCE ROOM (12)                M*200   5.00      86.04  0.00       86.04       80.90        5.14      86.04
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  TABLES (16)                                M*200   5.00      54.69  0.00       54.69       51.42        3.27      54.69
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 5 DRAWER (6)                 M*200   5.00     156.25  0.00      156.25      146.92        9.33     156.25
15-Jan-91M  MICROWAVE OVEN-LITTON                      M*200   5.00      85.00  0.00       85.00       79.92        5.08      85.00
15-Jan-91M  CLOCK - WALL GE                            M*200   5.00      20.00  0.00       20.00       20.00        0.00      20.00
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CALCULATORS (13)                           M*200   5.00      38.46  0.00       38.46       38.46        0.00      38.46
15-Jan-91M  BULLETIN BOARD (2)                         M*200   5.00      16.25  0.00       16.25       16.25        0.00      16.25
15-Jan-91M  TYPEWRITERS (13)                           M*200   5.00     250.00  0.00      250.00      235.07       14.93     250.00
15-Jan-91M  TYPEWRITERS (13)                           M*200   5.00     250.00  0.00      250.00      235.07       14.93     250.00
15-Jan-91M  BULLETIN BOARD (2)                         M*200   5.00      16.25  0.00       16.25       16.25        0.00      16.25
15-Jan-91M  CHAIRS - CONFERENCE ROOM (12)              M*200   5.00      86.04  0.00       86.04       80.90        5.14      86.04
15-Jan-91M  TABLES (16)                                M*200   5.00      54.69  0.00       54.69       51.42        3.27      54.69
15-Jan-91M  TABLES (16)                                M*200   5.00      54.69  0.00       54.69       51.42        3.27      54.69
15-Jan-91M  CART (2)                                   M*200   5.00      60.00  0.00       60.00       56.42        3.58      60.00
15-Jan-91M  TABLES (16)                                M*200   5.00      54.69  0.00       54.69       51.42        3.27      54.69
15-Jan-91M  CABINET 3 DRAWER                           M*200   5.00      45.00  0.00       45.00       45.00        0.00      45.00
15-Jan-91M  LADDER 3 RUNG (1)                          M*200   5.00      27.50  0.00       27.50       27.50        0.00      27.50
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  TYPEWRITERS (13)                           M*200   5.00     250.00  0.00      250.00      235.07       14.93     250.00
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  TYPEWRITERS (13)                           M*200   5.00     250.00  0.00      250.00      235.07       14.93     250.00
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  TABLES (16)                                M*200   5.00      54.69  0.00       54.69       51.42        3.27      54.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69

ASSET DEPRECIATION SHORT REPORT - SORTED BY ASSET A/C
COMPANY:    NRA

METHOD:     1 FEDERAL       Std Conv Applied     YEAR END:    12/31/96
NOTES:      Range: 100-300 Include: All assets

                                                                                                         includes Section 179
                                                                                                    --------------------------------
Date Acq.   Description                                Meth.   Life     Cost  Sec. 179  Depr. Basis Beg A/Depr Curr Depr  End A/Depr
------------------------------------------------------------------------------------------------------------------------------------
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS-CONFERENCE ROOM (12)                M*200   5.00      86.06  0.00       86.06       80.92        5.14      86.06
15-Jan-91M  CHAIRS-CONFERENCE ROOM (12)                M*200   5.00      86.04  0.00       86.04       80.90        5.14      86.04
15-Jan-91M  CHAIRS-CONFERENCE ROOM (12)                M*200   5.00      86.04  0.00       86.04       80.90        5.14      86.04
15-Jan-91M  CREDENZAS (8)                              M*200   5.00     200.00  0.00      200.00      188.06       11.94     200.00
15-Jan-91M  CREDENZAS (8)                              M*200   5.00     200.00  0.00      200.00      188.06       11.94     200.00
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 4 DRAWER (21)                M*200   5.00     310.24  0.00      310.24      291.71       18.53     310.24
15-Jan-91M  FILE CABINETS 4 DRAWER (21)                M*200   5.00     310.24  0.00      310.24      291.71       18.53     310.24
15-Jan-91M  FILE CABINETS 4 DRAWER (21)                M*200   5.00     310.24  0.00      310.24      291.71       18.53     310.24
15-Jan-91M  FILE CABINETS 4 DRAWER (21)                M*200   5.00     310.24  0.00      310.24      291.71       18.53     310.24
15-Jan-91M  FILE CABINETS 4 DRAWER (21)                M*200   5.00     310.24  0.00      310.24      291.71       18.53     310.24
15-Jan-91M  CHAIRS-BREAKROOM                           M*200   5.00      13.44  0.00       13.44       13.44        0.00      13.44
15-Jan-91M  CHAIRS-BREAKROOM                           M*200   5.00      13.44  0.00       13.44       13.44        0.00      13.44
15-Jan-91M  CHAIRS-BREAKROOM                           M*200   5.00      13.44  0.00       13.44       13.44        0.00      13.44
15-Jan-91M  CHAIRS-BREAKROOM                           M*200   5.00      13.44  0.00       13.44       13.44        0.00      13.44
15-Jan-91M  CHAIRS-BREAKROOM                           M*200   5.00      13.44  0.00       13.44       13.44        0.00      13.44
15-Jan-91M  CHAIRS-BREAKROOM                           M*200   5.00      13.42  0.00       13.42       13.42        0.00      13.42
15-Jan-91M  CHAIRS-BREAKROOM                           M*200   5.00      13.44  0.00       13.44       13.44        0.00      13.44
15-Jan-91M  CHAIRS-BREAKROOM                           M*200   5.00      13.44  0.00       13.44       13.44        0.00      13.44
15-Jan-91M  TABLES-DINING ROOM (2)                     M*200   5.00      46.25  0.00       46.25       46.25        0.00      46.25
15-Jan-91M  TABLES-DINING ROOM (2)                     M*200   5.00      46.25  0.00       46.25       46.25        0.00      46.25
15-Jan-91M  DESKS SECRETARIAL (7)                      M*200   5.00     233.21  0.00      233.21      219.28       13.93     233.21
15-Jan-91M  DESKS SECRETARIAL (7)                      M*200   5.00     233.21  0.00      233.21      219.28       13.93     233.21
15-Jan-91M  PRINTER-CITIZEN                            M*200   5.00     217.50  0.00      217.50      204.51       12.99     217.50
15-Jan-91M  CALCULATORS (13)                           M*200   5.00      38.46  0.00       38.46       38.46        0.00      38.46
15-Jan-91M  CALCULATORS (13)                           M*200   5.00      38.46  0.00       38.46       38.46        0.00      38.46
15-Jan-91M  FILE CABINETS 4 DRAWER (6)                 M*200   5.00     156.25  0.00      156.25      146.92        9.33     156.25
15-Jan-91M  TABLES (16)                                M*200   5.00      54.69  0.00       54.69       51.42        3.27      54.69
15-Jan-91M  TABLES (16)                                M*200   5.00      54.69  0.00       54.69       51.42        3.27      54.69
15-Jan-91M  TABLES (16)                                M*200   5.00      54.69  0.00       54.69       51.42        3.27      54.69
15-Jan-91M  TABLES (16)                                M*200   5.00      54.69  0.00       54.69       51.42        3.27      54.69
15-Jan-91M  TABLES (16)                                M*200   5.00      54.69  0.00       54.69       51.42        3.27      54.69
15-Jan-91M  TABLES (16)                                M*200   5.00      54.65  0.00       54.65       51.39        3.26      54.65
15-Jan-91M  PRINTER-EPSON FX100                        M*200   5.00     155.00  0.00      155.00      145.74        9.26     155.00
15-Jan-91M  COMPUTER IBM 5151                          M*200   5.00     527.50  0.00      527.50      496.00       31.50     527.50
15-Jan-91M  TYPEWRITERS (13)                           M*200   5.00     250.00  0.00      250.00      235.07       14.93     250.00
15-Jan-91M  TYPEWRITERS (13)                           M*200   5.00     250.00  0.00      250.00      235.07       14.93     250.00
15-Jan-91M  PRINTER OKIDATA                            M*200   5.00     200.00  0.00      200.00      188.06       11.94     200.00
15-Jan-91M  DESKS EXECUTIVE (8)                        M*200   5.00     328.13  0.00      328.13      308.53       19.60     328.13
15-Jan-91M  DESKS SECRETARIAL (7)                      M*200   5.00     233.24  0.00      233.24      219.31       13.93     233.24
15-Jan-91M  DESKS SECRETARIAL (7)                      M*200   5.00     233.21  0.00      233.21      219.28       13.93     233.21
15-Jan-91M  DESKS SECRETARIAL (7)                      M*200   5.00     233.21  0.00      233.21      219.28       13.93     233.21
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69

ASSET DEPRECIATION SHORT REPORT - SORTED BY ASSET A/C
COMPANY:    NRA

METHOD:     1 FEDERAL       Std Conv Applied     YEAR END:    12/31/96
NOTES:      Range: 100-300 Include: All assets

                                                                                                         includes Section 179
                                                                                                    --------------------------------
Date Acq.   Description                                Meth.   Life     Cost  Sec. 179  Depr. Basis Beg A/Depr Curr Depr  End A/Depr
------------------------------------------------------------------------------------------------------------------------------------
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CHAIRS (117)                               M*200   5.00      70.69  0.00       70.69       66.47        4.22      70.69
15-Jan-91M  CALCULATORS (13)                           M*200   5.00      38.46  0.00       38.46       38.46        0.00      38.46
15-Jan-91M  CALCULATORS (13)                           M*200   5.00      38.46  0.00       38.46       38.46        0.00      38.46
15-Jan-91M  CALCULATORS (13)                           M*200   5.00      38.46  0.00       38.46       38.46        0.00      38.46
15-Jan-91M  CALCULATORS (13)                           M*200   5.00      38.46  0.00       38.46       38.46        0.00      38.46
15-Jan-91M  CALCULATORS (13)                           M*200   5.00      38.46  0.00       38.46       38.46        0.00      38.46
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  FILE CABINETS 2 DRAWER (37)                M*200   5.00     125.00  0.00      125.00      117.53        7.47     125.00
15-Jan-91M  DESKS EXECUTIVE (8)                        M*200   5.00     328.13  0.00      328.13      308.53       19.60     328.13
15-Jan-91M  DESKS EXECUTIVE (8)                        M*200   5.00     328.09  0.00      328.09      308.50       19.59     328.09
15-Jan-91M  TABLE-CONFERENCE ROOM                      M*200   5.00     297.50  0.00      297.50      279.73       17.77     297.50
15-Jan-91M  TYPEWRITERS (13)                           M*200   5.00     250.00  0.00      250.00      235.07       14.93     250.00
15-Jan-91M  TYPEWRITERS (13)                           M*200   5.00     250.00  0.00      250.00      235.07       14.93     250.00
15-Jan-91M  TYPEWRITERS (13)                           M*200   5.00     250.00  0.00      250.00      235.07       14.93     250.00
15-Jan-91M  FIRST AID KIT                              M*200   5.00      85.00  0.00       85.00       79.92        5.08      85.00
15-Jan-91M  FILE CABINETS 4 DRAWER (21)                M*200   5.00     310.24  0.00      310.24      291.71       18.53     310.24
15-Jan-91M  FILE CABINETS 4 DRAWER (21)                M*200   5.00     310.24  0.00      310.24      291.71       18.53     310.24
15-Jan-91M  FILE CABINETS 4 DRAWER (21)                M*200   5.00     310.24  0.00      310.24      291.71       18.53     310.24
15-Jan-91M  FILE CABINETS 4 DRAWER (21)                M*200   5.00     310.24  0.00      310.24      291.71       18.53     310.24
15-Jan-91M  FILE CABINETS 4 DRAWER (21)                M*200   5.00     310.24  0.00      310.24      291.71       18.53     310.24
15-Jan-91M  FILE CABINETS 4 DRAWER (21)                M*200   5.00     310.24  0.00      310.24      291.71       18.53     310.24
15-Jan-91M  FILE CABINETS 4 DRAWER (21)                M*200   5.00     310.24  0.00      310.24      291.71       18.53     310.24
15-Jan-91M  PROJECTOR/VIEWER,CAROUSEL,OVERHEAD         M*200   5.00     310.00  0.00      310.00      291.49       18.51     310.00
15-Jan-91M  SHELVING (4)                               M*200   5.00     105.00  0.00      105.00       98.73        6.27     105.00
15-Jan-91M  WORKSTATIONS/PARTITIONS                    M*200   5.00   18831.40  0.00    18831.40    17706.74     1124.66   18831.40
15-Jan-91M  TELEPHONE SYSTEM MITEL MODEL SX200         M*200   5.00    4750.00  0.00     4750.00     4466.32      283.68    4750.00
15-Jan-91M  COMPUTER-COMPAC DESK PRO 286               M*200   5.00     625.00  0.00      625.00      587.67       37.33     625.00
15-Jan-91M  CREDENZAS (8)                              M*200   5.00     200.00  0.00      200.00      188.06       11.94     200.00
15-Jan-91M  CREDENZAS (8)                              M*200   5.00     200.00  0.00      200.00      188.06       11.94     200.00
15-Jan-91M  CREDENZAS (8)                              M*200   5.00     200.00  0.00      200.00      188.06       11.94     200.00
15-Jan-91M  FILE CABINETS 5 DRAWER (6)                 M*200   5.00     156.25  0.00      156.25      146.92        9.33     156.25
15-Jan-91M  FILE CABINETS 5 DRAWER (6)                 M*200   5.00     156.25  0.00      156.25      146.92        9.33     156.25
15-Jan-91M  TABLES (16)                                M*200   5.00      54.69  0.00       54.69       51.42        3.27      54.69
15-Jan-91M  TABLE-MAIL ROOM                            M*200   5.00     107.50  0.00      107.50      101.08        6.42     107.50
15-Jan-91M  FILE CABINETS 4 DRAWER (21)                M*200   5.00     310.24  0.00      310.24      291.71       18.53     310.24
15-Jan-91M  CHAIRS-CONFERENCE ROOM (12)                M*200   5.00      86.04  0.00       86.04       80.90        5.14      86.04
30-Jan-91M  SHELVES FOR FILE ROOM                      M*200   5.00   12584.16  0.00    12584.16    11745.16      839.00   12584.16
28-Feb-91M  FAX MACHINE-ATLANTA                        M*200   5.00     920.08  0.00      920.08      874.16       45.92     920.08
28-Feb-91M  OFFICE FURNITURE ATLANTA                   M*200   5.00    4020.50  0.00     4020.50     3714.20      306.30    4020.50
01-Mar-91M  REFRIGERATOR-ATLANTA                       M*200   5.00     600.00  0.00      600.00      560.00       40.00     600.00
18-Mar-91M  OFFICE FURNITURE-ALBUQUERQUE               M*200   5.00   10671.23  0.00    10671.23     9959.90      711.33   10671.23
29-Mar-91M  FILE CABINETS-ATLANTA                      M*200   5.00     945.00  0.00      945.00      881.97       63.03     945.00
29-Mar-91M  FILE CABINETS-ALB                          M*200   5.00     883.32  0.00      883.32      824.40       58.92     883.32
04-Apr-91M  WORKSTATIONS                               M*200   5.00   10924.85  0.00    10924.85     8888.43     2036.42   10924.85
07-May-91M  FILING CABINETS-4 2DRW/13 4DRW             M*200   5.00     147.06  0.00      147.06      123.00       24.06     147.06
07-May-91M  FILING CABINETS-4 2DRW/13 4DRW             M*200   5.00     147.06  0.00      147.06      123.00       24.06     147.06
07-May-91M  FILING CABINETS-4 2DRW/13 4DRW             M*200   5.00     147.06  0.00      147.06      123.00       24.06     147.06
07-May-91M  FILING CABINETS-4 2DRW/13 4DRW             M*200   5.00     147.06  0.00      147.06      123.00       24.06     147.06
07-May-91M  FILING CABINETS-4 2DRW/13 4DRW             M*200   5.00     147.04  0.00      147.04      122.98       24.06     147.06
07-May-91M  FILING CABINETS-4 2DRW/13 4DRW             M*200   5.00     147.06  0.00      147.06      123.00       24.06     147.06
07-May-91M  FILING CABINETS-4 2DRW/13 4DRW             M*200   5.00     147.06  0.00      147.06      123.00       24.06     147.06
07-May-91M  FILING CABINETS-4 2DRW/13 4DRW             M*200   5.00     147.06  0.00      147.06      123.00       24.06     147.06
07-May-91M  FILING CABINETS-4 2DRW/13 4DRW             M*200   5.00     147.06  0.00      147.06      123.00       24.06     147.06
07-May-91M  FILING CABINETS-4 2DRW/13 4DRW             M*200   5.00     147.06  0.00      147.06      123.00       24.06     147.06
07-May-91M  BREAKROOM CHAIR                            M*200   5.00      25.00  0.00       25.00       20.91        4.09      25.00
07-May-91M  CALCULATORS (12)                           M*200   5.00      30.00  0.00       30.00       25.09        4.91      30.00
07-May-91M  CALCULATORS (12)                           M*200   5.00      30.00  0.00       30.00       25.09        4.91      30.00
07-May-91M  CALCULATORS (12)                           M*200   5.00      30.00  0.00       30.00       25.09        4.91      30.00
07-May-91M  CALCULATORS (12)                           M*200   5.00      30.00  0.00       30.00       25.09        4.91      30.00
07-May-91M  CALCULATORS (12)                           M*200   5.00      30.00  0.00       30.00       25.09        4.91      30.00
07-May-91M  CALCULATORS (12)                           M*200   5.00      30.00  0.00       30.00       25.09        4.91      30.00
07-May-91M  CALCULATORS (12)                           M*200   5.00      30.00  0.00       30.00       25.09        4.91      30.00
07-May-91M  CALCULATORS (12)                           M*200   5.00      30.00  0.00       30.00       25.09        4.91      30.00
07-May-91M  CALCULATORS (12)                           M*200   5.00      30.00  0.00       30.00       25.09        4.91      30.00
07-May-91M  CALCULATORS (12)                           M*200   5.00      30.00  0.00       30.00       25.09        4.91      30.00
07-May-91M  CALCULATORS (12)                           M*200   5.00      30.00  0.00       30.00       25.09        4.91      30.00
07-May-91M  CALCULATORS (12)                           M*200   5.00      30.00  0.00       30.00       25.09        4.91      30.00
07-May-91M  PHONE SYSTEM-1/2                           M*200   5.00    4075.65  0.00     4075.65     3408.83      666.82    4075.65
07-May-91M  TRASHCANS-15                               M*200   5.00      30.00  0.00       30.00       25.09        4.91      30.00

ASSET DEPRECIATION SHORT REPORT - SORTED BY ASSET A/C
COMPANY:    NRA

METHOD:     1 FEDERAL       Std Conv Applied     YEAR END:    12/31/96
NOTES:      Range: 100-300 Include: All assets

                                                                                                         includes Section 179
                                                                                                    --------------------------------
Date Acq.   Description                                Meth.   Life     Cost  Sec. 179  Depr. Basis Beg A/Depr Curr Depr  End A/Depr
------------------------------------------------------------------------------------------------------------------------------------
07-May-91M  BREAKROOM TABLES-4                         M*200   5.00      85.00  0.00       85.00       71.09       13.91      85.00
07-May-91M  BREAKROOM TABLES-4                         M*200   5.00      85.00  0.00       85.00       71.09       13.91      85.00
07-May-91M  BREAKROOM TABLES-4                         M*200   5.00      85.00  0.00       85.00       71.09       13.91      85.00
07-May-91M  BREAKROOM TABLES-4                         M*200   5.00      85.00  0.00       85.00       71.09       13.91      85.00
07-May-91M  BREAKROOM CHAIR                            M*200   5.00      25.00  0.00       25.00       20.91        4.09      25.00
07-May-91M  FIRESAFE CABINET                           M*200   5.00     500.00  0.00      500.00      418.19       81.81     500.00
07-May-91M  BREAKROOM CHAIR                            M*200   5.00      25.00  0.00       25.00       20.91        4.09      25.00
07-May-91M  BREAKROOM CHAIR                            M*200   5.00      25.00  0.00       25.00       20.91        4.09      25.00
17-May-91M  FURNITURE FROM UNIV-HOUSTON (MODULARS)     M*200   5.00   16427.11  0.00    16427.11    13738.54     2688.57   16427.11
31-May-91M  WORKSTATIONS/DALLAS                        M*200   5.00   15042.30  0.00    15042.30    12580.87     2461.43   15042.30
11-Jul-91M  WORKSTATIONS/DALLAS                        M*200   5.00   14850.82  0.00    14850.82    11423.97     3426.85   14850.82
12-Jul-91M  FILES/RECORD ROOM-DALLAS                   M*200   5.00    8837.08  0.00     8837.08     6797.35     2039.73    8837.08
12-Jul-91M  SHREDDER & STAND                           M*200   5.00    2192.01  0.00     2192.01     1686.19      505.82    2192.01
01-Aug-91M  TWO FAX MACHINES                           M*200   5.00     676.57  0.00      676.57      559.62      116.95     676.57
01-Aug-91M  FILE BOXES, LABELS                         M*200   5.00   11791.31  0.00    11791.31     8692.07     3099.24   11791.31
01-Aug-91M  TWO FAX MACHINES                           M*200   5.00     676.56  0.00      676.56      559.62      116.94     676.56
16-Aug-91M  8' CONF. TABLE & 8 CHAIRS                  M*200   5.00     122.78  0.00      122.78       94.43       28.35     122.78
16-Aug-91M  5 LATERAL FILE CAB/1 FIREPROOF             M*200   5.00     199.72  0.00      199.72      153.60       46.12     199.72
16-Aug-91M  5 LATERAL FILE CAB/1 FIREPROOF             M*200   5.00     199.72  0.00      199.72      153.60       46.12     199.72
16-Aug-91M  5 LATERAL FILE CAB/1 FIREPROOF             M*200   5.00     199.72  0.00      199.72      153.60       46.12     199.72
16-Aug-91M  8' CONF. TABLE & 8 CHAIRS                  M*200   5.00    1500.00  0.00     1500.00     1153.63      346.37    1500.00
16-Aug-91M  8' CONF. TABLE & 8 CHAIRS                  M*200   5.00     122.77  0.00      122.77       94.42       28.35     122.77
16-Aug-91M  8' CONF. TABLE & 8 CHAIRS                  M*200   5.00     122.77  0.00      122.77       94.42       28.35     122.77
16-Aug-91M  8' CONF. TABLE & 8 CHAIRS                  M*200   5.00     122.77  0.00      122.77       94.42       28.35     122.77
16-Aug-91M  8' CONF. TABLE & 8 CHAIRS                  M*200   5.00     122.77  0.00      122.77       94.42       28.35     122.77
16-Aug-91M  8' CONF. TABLE & 8 CHAIRS                  M*200   5.00     122.77  0.00      122.77       94.42       28.35     122.77
16-Aug-91M  8' CONF. TABLE & 8 CHAIRS                  M*200   5.00     122.77  0.00      122.77       94.42       28.35     122.77
16-Aug-91M  8' CONF. TABLE & 8 CHAIRS                  M*200   5.00     122.77  0.00      122.77       94.42       28.35     122.77
16-Aug-91M  5 LATERAL FILE CAB/1 FIREPROOF             M*200   5.00     199.73  0.00      199.73      153.61       46.12     199.73
03-Sep-91M  FILE SHELVING-HOUSTON                      M*200   5.00    3122.47  0.00     3122.47     2401.81      720.66    3122.47
06-Sep-91M  DICTAPHONES-5                              M*200   5.00    2180.14  0.00     2180.14     1728.25      451.89    2180.14
04-Oct-91M  BOOKCASE                                   M*200   5.00      70.37  0.00       70.37       70.37        0.00      70.37
04-Oct-91M  4 5-DRAWER LATERAL FILES                   M*200   5.00     209.46  0.00      209.46      209.46        0.00     209.46
04-Oct-91M  4 5-DRAWER LATERAL FILES                   M*200   5.00     209.46  0.00      209.46      209.46        0.00     209.46
04-Oct-91M  4 5-DRAWER LATERAL FILES                   M*200   5.00     209.46  0.00      209.46      209.46        0.00     209.46
07-Oct-91M  RECONFIGURATION-LABOR                      M*200   5.00       1.56  0.00        1.56        1.56        0.00       1.56
30-Oct-91M  2 DICTAMITE MACHINES                       M*200   5.00    1512.54  0.00     1512.54     1132.13      380.41    1512.54
19-Nov-91M  MAIL BINS & SHELVES-DALLAS                 M*200   5.00    1813.19  0.00     1813.19     1305.87      507.32    1813.19
09-Jan-92M  UPGRADE TELEPHONE SYSTEM                   M*200   5.00    5000.00  0.00     5000.00     3265.59     1541.70    4807.29
10-Jan-92M  NINE WORKSTATIONS                          M*200   5.00   11203.88  0.00    11203.88     7394.46     3386.15   10780.61
15-Jan-92M  TWO FAX MACHINES                           M*200   5.00     973.17  0.00      973.17      719.61      225.39     945.00
15-Jan-92M  TWO FAX MACHINES                           M*200   5.00     973.17  0.00      973.17      719.61      225.39     945.00
29-Jan-92M  6 5-DRAWER LATERAL FILES                   M*200   5.00     405.94  0.00      405.94      265.15      125.15     390.30
29-Jan-92M  6 5-DRAWER LATERAL FILES                   M*200   5.00     405.94  0.00      405.94      265.15      125.15     390.30
29-Jan-92M  6 5-DRAWER LATERAL FILES                   M*200   5.00     405.94  0.00      405.94      265.15      125.15     390.30
29-Jan-92M  6 5-DRAWER LATERAL FILES                   M*200   5.00     405.93  0.00      405.93      265.14      125.15     390.29
29-Jan-92M  6 5-DRAWER LATERAL FILES                   M*200   5.00     405.94  0.00      405.94      280.58      111.43     392.01
29-Jan-92M  6 5-DRAWER LATERAL FILES                   M*200   5.00     405.94  0.00      405.94      265.15      125.15     390.30
05-Feb-92M  TELEPHONE SYSTEM                           M*200   5.00   21904.33  0.00    21904.33    14315.11     6745.97   21061.08
26-Feb-92M  TELEPHONE SYSTEM                           M*200   5.00    4596.61  0.00     4596.61     2976.98     1439.67    4416.65
06-Mar-92M  NINE FILES FOR ATLANTA                     M*200   5.00    1653.75  0.00     1653.75     1070.95      518.04    1588.99
12-Mar-92M  6 DESKS                                    M*200   5.00     192.30  0.00      192.30      124.52       60.25     184.77
12-Mar-92M  6 DESKS                                    M*200   5.00     192.31  0.00      192.31      124.53       60.25     184.78
12-Mar-92M  6 DESKS                                    M*200   5.00     192.31  0.00      192.31      124.53       60.25     184.78
12-Mar-92M  6 DESKS                                    M*200   5.00     192.31  0.00      192.31      124.53       60.25     184.78
12-Mar-92M  5 CREDENZAS                                M*200   5.00     192.30  0.00      192.30      124.52       60.25     184.77
12-Mar-92M  5 CREDENZAS                                M*200   5.00     192.31  0.00      192.31      124.53       60.25     184.78
12-Mar-92M  5 CREDENZAS                                M*200   5.00     192.31  0.00      192.31      124.53       60.25     184.78
12-Mar-92M  5 CREDENZAS                                M*200   5.00     192.31  0.00      192.31      124.53       60.25     184.78
12-Mar-92M  3 FIREPROOF VERTICAL FILES                 M*200   5.00     694.96  0.00      694.96      450.03      217.72     667.75
12-Mar-92M  3 FIREPROOF VERTICAL FILES                 M*200   5.00     694.97  0.00      694.97      450.04      217.72     667.76
12-Mar-92M  3 FIREPROOF VERTICAL FILES                 M*200   5.00     694.97  0.00      694.97      450.04      217.72     667.76
12-Mar-92M  UPGRADE TELEPHONE SYSTEM                   M*200   5.00    7726.09  0.00     7726.09     5003.39     2420.18    7423.57
12-Mar-92M  2 ROUND TABLES-47" DIAMETER                M*200   5.00     192.31  0.00      192.31      124.53       60.25     184.78
01-May-92M  TWO DESKS                                  M*200   5.00     514.19  0.00      514.19      309.86      148.60     458.46
01-May-92M  ELEVEN CHAIRS                              M*200   5.00     112.87  0.00      112.87       68.02       32.62     100.64
01-May-92M  ELEVEN CHAIRS                              M*200   5.00     112.87  0.00      112.87       68.02       32.62     100.64
01-May-92M  ELEVEN CHAIRS                              M*200   5.00     112.87  0.00      112.87       68.02       32.62     100.64
01-May-92M  ELEVEN CHAIRS                              M*200   5.00     112.87  0.00      112.87       68.02       32.62     100.64
01-May-92M  ELEVEN CHAIRS                              M*200   5.00     112.87  0.00      112.87       68.02       32.62     100.64
01-May-92M  ELEVEN CHAIRS                              M*200   5.00     112.87  0.00      112.87       68.02       32.62     100.64
01-May-92M  ELEVEN CHAIRS                              M*200   5.00     112.87  0.00      112.87       68.02       32.62     100.64
08-May-92M  SHELVING-FILE ROOM                         M*200   5.00    1660.66  0.00     1660.66     1000.88      479.84    1480.72
20-May-92M  FAX MACHINE                                M*200   5.00     886.10  0.00      886.10      607.16      202.87     810.03
21-May-92M  COMPUTER ROOM EQUIPMENT                    M*200   5.00     816.96  0.00      816.96      492.14      236.23     728.37
29-May-92M  INSTALL LINES,PHONES,EXTS.                 M*200   5.00     668.59  0.00      668.59      402.60      193.45     596.05
30-Jun-92M  THREE LATERAL FILES                        M*200   5.00     225.00  0.00      225.00      164.92       43.69     208.61
30-Jun-92M  THREE LATERAL FILES                        M*200   5.00     225.00  0.00      225.00      164.92       43.69     208.61
30-Jun-92M  FILE ROOM SHELVES                          M*200   5.00     546.66  0.00      546.66      400.69      106.16     506.85
30-Jun-92M  2 TWO DRAWER LATERAL FILE                  M*200   5.00     140.73  0.00      140.73      103.14       27.34     130.48
31-Jul-92M  PAPER SHREDDER                             M*200   5.00     433.00  0.00      433.00      313.17       73.74     386.91
29-Sep-92M  FILE ROOM SHELVING                         M*200   5.00    1732.05  0.00     1732.05     1252.73      294.97    1547.70
29-Sep-92M  ICE MACHINE                                M*200   5.00    1839.16  0.00     1839.16     1330.20      313.21    1643.41

ASSET DEPRECIATION SHORT REPORT - SORTED BY ASSET A/C
COMPANY:    NRA

METHOD:     1 FEDERAL       Std Conv Applied     YEAR END:    12/31/96
NOTES:      Range: 100-300 Include: All assets

                                                                                                         includes Section 179
                                                                                                    --------------------------------
Date Acq.   Description                                Meth.   Life     Cost  Sec. 179  Depr. Basis Beg A/Depr Curr Depr  End A/Depr
------------------------------------------------------------------------------------------------------------------------------------
28-Oct-92M  GUEST CHAIR-2                              M*200   5.00      81.64  0.00       81.64       59.05       12.05      71.10
28-Oct-92M  GUEST CHAIR-2                              M*200   5.00      81.64  0.00       81.64       59.05       12.05      71.10
28-Oct-92M  STENO CHAIR-4                              M*200   5.00      61.52  0.00       61.52       44.50        9.08      53.58
28-Oct-92M  STENO CHAIR-4                              M*200   5.00      61.52  0.00       61.52       44.50        9.08      53.58
28-Oct-92M  STENO CHAIR-4                              M*200   5.00      61.52  0.00       61.52       44.50        9.08      53.58
28-Oct-92M  STENO CHAIR-4                              M*200   5.00      61.52  0.00       61.52       44.50        9.08      53.58
28-Oct-92M  JR EXEC CHAIR                              M*200   5.00     143.84  0.00      143.84      104.04       21.23     125.27
27-Jan-93M  SHELVES FOR FILE ROOM                      M*200   5.00     704.60  0.00      704.60      436.30      126.26     562.56
19-Apr-93M  PLAIN PAPER FAX                            M*200   5.00    2484.34  0.00     2484.34     1679.42      338.91    2018.33
29-Apr-93M  4 DRAWER VERTICAL FIREPROOF CABINET-FDIC   M*200   5.00     582.94  0.00      582.94      360.96       93.47     454.43
29-Apr-93M  4 DRAWER VERTICAL FIREPROOF CABINET-FDIC   M*200   5.00     582.93  0.00      582.93      360.95       93.47     454.42
29-Apr-93M  4 DRAWER VERTICAL FIREPROOF CABINET-FDIC   M*200   5.00     582.93  0.00      582.93      360.95       93.47     454.42
29-Apr-93M  FAX MACHINE-ATLANTA                        M*200   5.00    1011.00  0.00     1011.00      683.44      137.92     821.36
29-Apr-93M  4 DRAWER LATERAL FILE-PHOENIX              M*200   5.00     157.91  0.00      157.91       97.78       25.32     123.10
29-Apr-93M  4 DRAWER LATERAL FILE-PHOENIX              M*200   5.00     157.92  0.00      157.92       97.79       25.32     123.11
30-Jun-93M  MICROFILM READER                           M*200   5.00    3986.75  0.00     3986.75     2468.64      639.20    3107.84
28-Feb-94M  2 FILE CABINETS-LEHMAN/FIRST BOSTON        MA200   5.00     953.97  0.00      953.97      524.68      171.72     696.40
28-Feb-94M  2 FILE CABINETS-LEGAL                      MA200   5.00     302.40  0.00      302.40      166.32       54.43     220.75
28-Feb-94M  2 FILE CABINETS-LEGAL                      MA200   5.00     302.40  0.00      302.40      166.32       54.43     220.75
28-Jul-94M  TABLE & CHAIRS-NEW JERSEY                  MA200   5.00     635.81  0.00      635.81      295.18      136.25     431.43
31-Jul-94M  XEROX-NEW JERSEY                           MA200   5.00       0.01  0.00        0.01        0.01        0.00       0.01
31-Jul-94M  XEROX-ATLANTA                              MA200   5.00       0.01  0.00        0.01        0.01        0.00       0.01
02-Aug-94M  FAX MACHINE-WASHINGTON                     MA200   5.00     723.61  0.00      723.61      335.94      155.07     491.01
02-Aug-94M  DICTAPHONE-WASHINGTON                      MA200   5.00     211.05  0.00      211.05       97.98       45.23     143.21
02-Aug-94M  BINDER MACHINE-WASHINGTON                  MA200   5.00     226.12  0.00      226.12      104.98       48.46     153.44
22-Aug-94M  FAX MACHINE (PLAIN PAPER) ATLANTA          MA200   5.00     749.40  0.00      749.40      347.92      160.59     508.51
31-Oct-94M  TELEPHONE INSTALLATION & MAINT.            MA200   5.00    7193.11  0.00     7193.11     3031.32     1664.72    4696.04
31-Oct-94M  -                                          MA200   5.00    8013.20  0.00     8013.20     3376.92     1854.51    5231.43
30-Nov-94M  -                                          MA200   5.00   10905.72  0.00    10905.72     4595.89     2523.93    7119.82
30-Nov-94M  -                                          MA200   5.00    1937.86  0.00     1937.86      816.65      448.48    1265.13
30-Nov-94M  -                                          MA200   5.00     468.33  0.00      468.33      197.36      108.39     305.75
31-Dec-94M  -                                          MA200   5.00    1966.80  0.00     1966.80      828.85      455.18    1284.03
31-Dec-94M  -                                          MA200   5.00     960.00  0.00      960.00      404.56      222.18     626.74
31-Dec-94M  -                                          MA200   5.00   19406.09  0.00    19406.09     8178.12     4491.19   12669.31
31-Dec-94M  -                                          MA200   5.00    5946.98  0.00     5946.98     2506.18     1376.32    3882.50
01-Jan-95   2 486 PCI MAGNUM SERIES COMPUTER           MA200   7.00    3272.04  0.00     3272.04      467.43      801.32    1268.75
01-Jan-95   BOAT TOP CONFERENCE TABLE                  MA200   7.00    1328.52  0.00     1328.52      189.79      325.35     515.14
01-Jan-95   ASSORTED OFFICE FURNITURE FOR NEW SPACE    MA200   7.00   14155.51  0.00    14155.51     2022.22     3466.65    5488.87
01-Jan-95   ASSORTED OFFICE FURNITURE FOR NEW SPACE    MA200   7.00     265.54  0.00      265.54       37.93       65.03     102.96
01-Jan-95   1 ROUND TABLE, 5 STACKER CHAIRS            MA200   7.00     736.30  0.00      736.30      105.19      180.32     285.51
01-Jan-95   2 486 PCI MAGNUM SERIES COMPUTERS          MA200   7.00    3272.04  0.00     3272.04      467.43      801.32    1268.75
04-Jan-95   RECEPTION AREA FURNITURE FOR NEW SPACE     MA200   7.00    2477.14  0.00     2477.14      353.88      606.65     960.53
18-Jan-95   PARTIAL PAYMENT ON CABLING FOR NEW OFFICE SMA200   7.00    8325.78  0.00     8325.78     1189.40     2038.97    3228.37
18-Jan-95   FINAL PMT ON CABLING FOR NEW OFFICE SPACE  MA200   7.00    9887.59  0.00     9887.59     1412.51     2421.45    3833.96
20-Jan-95   3 FIREPROOF FILE CABINETS                  MA200   7.00    1341.84  0.00     1341.84      191.69      328.61     520.30
23-Jan-95   BALANCE OF CONDIAL SYSTEM INSTALLATION     MA200   7.00    6068.12  0.00     6068.12      866.87     1486.07    2352.94
24-Jan-95   BALANCE OF VOICE & DATA CABLING            MA200   7.00    3917.51  0.00     3917.51      559.64      959.39    1519.03
24-Jan-95   CHANGE JACK LOCATIONS - 3 ROOMS            MA200   7.00     552.02  0.00      552.02       78.86      135.19     214.05
01-Feb-95   3-LOTUS 123, 3-WP, 2-MS OFFICE             MA200   7.00    2080.00  0.00     2080.00      297.14      509.39     806.53
01-Feb-95   3-LOTUS 123, 3-WP                          MA200   7.00     924.89  0.00      924.89      132.13      226.50     358.63
13-Feb-95   DOWN PMT ON COMMUNICATION SYS (VOICE & DATAMA200   7.00    5547.75  0.00     5547.75      792.54     1358.63    2151.17
24-Feb-95   ARTWORK                                    MA200   7.00    1243.67  0.00     1243.67      177.67      304.57     482.24
24-Feb-95   INSTALLATION OF VOICE MAIL SYSTEM          MA200   7.00   10700.51  0.00    10700.51     1528.64     2620.53    4149.17
24-Feb-95   ARTWORK                                    MA200   7.00    1243.67  0.00     1243.67      177.67      304.57     482.24
01-Mar-95   INSTALLATION OF PAGING SYSTEM              MA200   7.00    2639.19  0.00     2639.19      377.03      646.33    1023.36
03-Mar-95   30% DOWN PMT ON FURNITURE-DELIVERED 4/95   MA200   7.00    6609.24  0.00     6609.24      944.18     1618.59    2562.77
14-Mar-95   COMMUNICATION SYSTEM/ATLANTA (VOICE & DATA MA200   7.00    3356.21  0.00     3356.21      479.46      821.93    1301.39
14-Mar-95   AT&T PARTNER II R4.0 PHONE SYSTEM          MA200   7.00   14031.72  0.00    14031.72     2004.53     3436.34    5440.87
15-Mar-95   ADM STEEL SHELVES                          MA200   7.00    1125.74  0.00     1125.74      160.82      275.69     436.51
24-Mar-95   T-MOLD WORKSURFACE FOR CUBE                MA200   7.00     272.29  0.00      272.29       38.90       66.68     105.58
01-May-95   2 SEAT SETTEE-CORDOVAN WALNUT              MA200   7.00     516.86  0.00      516.86       73.84      126.58     200.42
01-May-95   2 GUEST CHAIRS-CORDOVAN WALNUT             MA200   7.00     644.15  0.00      644.15       92.02      157.75     249.77
01-May-95   END TABLE-CORDOVAN WALNUT                  MA200   7.00     177.05  0.00      177.05       25.29       43.36      68.65
01-May-95   COCKTAIL TABLE-CORDOVAN WALNUT             MA200   7.00     200.19  0.00      200.19       28.60       49.03      77.63
01-May-95   BOAT CONFERENCE TABLE-8' 2-PIECE-CORD. WALNMA200   7.00     768.11  0.00      768.11      109.73      188.11     297.84
01-May-95   HPL PANEL BASE FOR CONF. TABLE             MA200   7.00     232.20  0.00      232.20       33.17       56.87      90.04
01-May-95   8-GUEST CONFERENCE CHAIRS                  MA200   7.00    1444.80  0.00     1444.80      206.40      353.83     560.23
01-May-95   5-DOUBLE PEDESTAL DESKS                    MA200   7.00    2019.47  0.00     2019.47      288.50      494.56     783.06
01-May-95   5-KNEESPACE CREDENZAS 21X66 IN.            MA200   7.00    1931.65  0.00     1931.65      275.95      473.06     749.01
01-May-95   5-EXECUTIVE SWIVEL TILT DESK CHAIRS        MA200   7.00    1056.16  0.00     1056.16      150.88      258.65     409.53
01-May-95   10-GUEST CHAIRS 23W X 22.5                 MA200   7.00    1454.18  0.00     1454.18      207.74      356.13     563.87
01-May-95   3-EXECUTIVE SWIVEL TILT DESK CHAIRS        MA200   7.00     633.70  0.00      633.70       90.53      155.19     245.72
01-May-95   6-GUEST CHAIRS 23W X 22.5                  MA200   7.00     872.51  0.00      872.51      124.64      213.68     338.32
01-May-95   DOUBLE PEDESTAL DESK 30 X 66               MA200   7.00     403.89  0.00      403.89       57.70       98.91     156.61
01-May-95   2-KNEESPACE CREDENZAS 21 X 66              MA200   7.00     772.66  0.00      772.66      110.38      189.22     299.60
01-May-95   4-GUEST SIDE CHAIRS 23W X 22.5             MA200   7.00     581.67  0.00      581.67       83.10      142.45     225.55
01-May-95   SHIPPING ON ABOVE THOMAS RUFF FURNITURE ITEMA200   7.00     105.07  0.00      105.07       15.01       25.73      40.74
01-May-95   10-36" STEELCASE LATERAL FILES W/LOCKS     MA200   7.00    4703.47  0.00     4703.47      671.92     1151.87    1823.79
05-May-95   WOODBURY SERIES RECEPTION "L" DESK W/LEFT RMA200   7.00    2594.64  0.00     2594.64      370.66      635.42    1006.08
15-May-95   FAX MODEL #9640                            MA200   7.00    2587.20  0.00     2587.20      369.60      633.60    1003.20
30-Jun-95   2-HAWORTH WORKSTATIONS                     MA200   7.00    2897.55  0.00     2897.55      413.94      709.60    1123.54
01-Jul-96A  Balance on T1 card                         MA200   7.00    2918.19  0.00     2918.19        0.00      416.88     416.88

ASSET DEPRECIATION SHORT REPORT - SORTED BY ASSET A/C
COMPANY:    NRA

METHOD:     1 FEDERAL       Std Conv Applied     YEAR END:    12/31/96
NOTES:      Range: 100-300 Include: All assets

                                                                                                         includes Section 179
                                                                                                    --------------------------------
Date Acq.   Description                                Meth.   Life     Cost  Sec. 179  Depr. Basis Beg A/Depr Curr Depr  End A/Depr
------------------------------------------------------------------------------------------------------------------------------------
Totals for ASSET A/C:  100                             (494 assets)  485223.11  0.00   485223.11   280834.33    94556.67  375391.00
-------------------------------------------------------
A/C# 200 COMPUTERS/COMPUTER EQUIP.
-------------------------------------------------------
04-May-90M  MACINTOSH SE                               M*200   5.00    3234.60  0.00     3234.60     3234.60        0.00    3234.60
04-May-90DM MACINTOSH SE                               M*200   5.00    2789.64  0.00     2789.64     2789.64        0.00    2789.64
07-Aug-90M  1 COMPUTERS                                M*200   5.00    2657.88  0.00     2657.88     2657.88        0.00    2657.88
07-Aug-90DM 2 COMPUTERS                                M*200   5.00    5315.76  0.00     5315.76     5315.76        0.00    5315.76
01-Oct-90M  2 COMPUTERS                                M*200   5.00    9367.36  0.00     9367.36     9367.36        0.00    9367.36
01-Oct-90DM 14 COMPUTERS                               M*200   5.00   47142.76  0.00    47142.76    47142.76        0.00   47142.76
24-Oct-90DM COMPUTERS                                  M*200   5.00    1142.53  0.00     1142.53     1142.53        0.00    1142.53
30-Oct-90M  2 LASER PRINTERS                           M*200   5.00    4264.79  0.00     4264.79     4264.79        0.00    4264.79
30-Oct-90M  LASER PRINTER                              M*200   5.00    1840.25  0.00     1840.25     1840.25        0.00    1840.25
06-Nov-90M  3 COMPUTERS                                M*200   5.00    5837.67  0.00     5837.67     5837.67        0.00    5837.67
06-Nov-90M  COMPUTER EQUIPMENT                         M*200   5.00    1386.55  0.00     1386.55     1386.55        0.00    1386.55
06-Nov-90M  NETWORKING HUBS                            M*200   5.00     995.68  0.00      995.68      995.68        0.00     995.68
06-Nov-90DM 2 COMPUTERS                                M*200   5.00    3891.78  0.00     3891.78     3891.78        0.00    3891.78
14-Nov-90M  COMPUTER INSTALLATION                      M*200   5.00    1299.00  0.00     1299.00     1299.00        0.00    1299.00
14-Nov-90M  COMPUTER EQUIPMENT                         M*200   5.00    6534.51  0.00     6534.51     6534.51        0.00    6534.51
04-Dec-90M  COMPUTER SYSTEMS                           M*200   5.00    2152.01  0.00     2152.01     2152.01        0.00    2152.01
10-Dec-90M  2 HP III PRINTERS                          M*200   5.00    1761.12  0.00     1761.12     1761.12        0.00    1761.12
11-Dec-90M  COMPUTERS & CABLING                        M*200   5.00    6089.17  0.00     6089.17     6089.17        0.00    6089.17
14-Dec-90M  2 LASER PRINTERS                           M*200   5.00    3590.00  0.00     3590.00     3590.00        0.00    3590.00
18-Dec-90M  COMPUTER EQUIPMENT                         M*200   5.00    3405.55  0.00     3405.55     3405.55        0.00    3405.55
18-Dec-90M  6 COMPUTERS                                M*200   5.00   12746.02  0.00    12746.02    12746.02        0.00   12746.02
18-Dec-90DM 10 COMPUTERS                               M*200   5.00   21243.40  0.00    21243.40    21243.40        0.00   21243.40
03-Jan-91M  2REPORT WRITER & LOTUS                     M*200   5.00      70.16  0.00       70.16       70.16        0.00      70.16
08-Jan-91M  COMPUTER EQUIPMENT                         M*200   5.00    9101.26  0.00     9101.26     8823.17      278.09    9101.26
08-Jan-91DM 6 COMPUTERS                                M*200   5.00    9712.18  0.00     9712.18     9415.43      111.28    9526.71
31-Jan-91M  COMPUTER EQUIPMENT                         M*200   5.00    9592.85  0.00     9592.85     9273.01      319.84    9592.85
01-Mar-91M  ACTIVE HUBS & ARCNET CARDS                 M*200   5.00    1680.04  0.00     1680.04     1624.04       56.00    1680.04
04-Mar-91M  386 NOVELL LICENSE                         M*200   5.00    5261.05  0.00     5261.05     5085.51      175.54    5261.05
04-Mar-91M  LM 615 PRINTER                             M*200   5.00    5629.00  0.00     5629.00     5441.37      187.63    5629.00
05-Mar-91M  R&R REPORT WRITER                          M*200   5.00     815.07  0.00      815.07      787.97       27.10     815.07
05-Mar-91M  8 COMPUTERS                                M*200   5.00   12322.09  0.00    12322.09    11911.35      410.74   12322.09
05-Mar-91M  5C LOTUS & WORDPERFECT                     M*200   5.00    3242.15  0.00     3242.15     3134.04      108.11    3242.15
05-Mar-91M  LM615 PRINTER                              M*200   5.00    7222.25  0.00     7222.25     6981.50      240.75    7222.25
12-Mar-91M  ENSAVE VAST 2.2                            M*200   5.00    5715.60  0.00     5715.60     5525.10      190.50    5715.60
13-Mar-91M  SIMM MEMORY MODULES                        M*200   5.00     194.85  0.00      194.85      188.39        6.46     194.85
18-Mar-91M  FILE SERVER                                M*200   5.00    7677.08  0.00     7677.08     7421.24      255.84    7677.08
20-Mar-91M  COMPUTER EQUIPMENT                         M*200   5.00   12822.21  0.00    12822.21    12394.83      427.38   12822.21
22-Mar-91M  ADVANCE SYSTEMS                            M*200   5.00     417.85  0.00      417.85      403.97       13.88     417.85
26-Mar-91M  COMPUTER EQUIPMENT                         M*200   5.00     750.08  0.00      750.08      716.72       33.36     750.08
26-Mar-91DM 2 COMPUTERS                                M*200   5.00    3440.72  0.00     3440.72     3287.71       57.38    3345.09
30-Apr-91M  COMPUTER PLUS                              M*200   5.00    2092.85  0.00     2092.85     1921.43      171.42    2092.85
30-Jun-91M  SERIAL BOARD FOR PRINTER                   M*200   5.00     812.50  0.00      812.50      746.03       66.47     812.50
30-Jun-91M  COMPUTERS PLUS                             M*200   5.00    1647.26  0.00     1647.26     1467.57      179.69    1647.26
11-Jul-91M  BARCODE SYSTEM/FILE ROOM                   M*200   5.00    4870.60  0.00     4870.60     4308.63      561.97    4870.60
12-Jul-91M  COMPUTER EQUIPMENT & CONSULTING            M*200   5.00      24.90  0.00       24.90       21.07        3.83      24.90
16-Jul-91M  COMPUTER EQUIPMENT                         M*200   5.00    1650.81  0.00     1650.81     1460.44      190.37    1650.81
16-Jul-91DM 1 COMPUTER                                 M*200   5.00    2327.38  0.00     2327.38     2058.98      100.65    2159.63
01-Aug-91M  FILE SERVER                                M*200   5.00     991.57  0.00      991.57      877.24      114.33     991.57
07-Aug-91M  COMPUTER EQUIPMENT & CONSULTING            M*200   5.00     975.60  0.00      975.60      863.08      112.52     975.60
13-Aug-91M  3 ACTIVE HUBS                              M*200   5.00    1082.50  0.00     1082.50      957.42      125.08    1082.50
14-Aug-91M  15 ARCNET CARDS                            M*200   5.00    4557.33  0.00     4557.33     4031.67      525.66    4557.33
14-Aug-91M  10 COMPUTERS                               M*200   5.00   18802.94  0.00    18802.94    16633.26     2169.68   18802.94
14-Aug-91DM 2 COMPUTERS                                M*200   5.00    3760.00  0.00     3760.00     3326.03      162.74    3488.77
14-Aug-91DM 3 COMPUTERS                                M*200   5.00    5640.99  0.00     5640.99     4990.07      244.10    5234.17
04-Sep-91M  COMPUTER                                   M*200   5.00    1880.30  0.00     1880.30     1663.45      216.85    1880.30
06-Sep-91M  LASER PRINTER - ABQ                        M*200   5.00    1638.01  0.00     1638.01     1449.28      188.73    1638.01
19-Sep-91M  2 LASER PRINTERS                           M*200   5.00    5087.75  0.00     5037.75     4470.03      567.72    5037.75
31-Oct-91M  1 COMPUTER                                 M*200   5.00    1451.09  0.00     1451.09     1247.92      203.16    1451.08
31-Oct-91DM 1 COMPUTER                                 M*200   5.00    1451.09  0.00     1451.09     1247.93       76.19    1324.12
06-Nov-91M  COMPUTERS PLUS, INC.                       M*200   5.00    2836.15  0.00     2836.15     2439.11      397.04    2836.15
15-Nov-91M  COMPUTERS                                  M*200   5.00    1451.09  0.00     1451.09     1247.92      203.17    1451.09
19-Nov-91M  DIRECT COMPUTER SUPERSTORES                M*200   5.00    1277.35  0.00     1277.35     1098.44      178.91    1277.35
03-Dec-91M  COMPUTERS PLUS                             M*200   5.00    3582.92  0.00     3582.92     3081.37      501.55    3582.92
18-Dec-91M  DELL COMPUTER                              M*200   5.00   11411.71  0.00    11411.71     9814.01     1597.70   11411.71
18-Dec-91M  NOVELL NETWARE                             M*200   5.00    4581.14  0.00     4581.14     3939.84      641.30    4581.14
19-Dec-91M  PRINTER                                    M*200   5.00    2370.68  0.00     2370.68     2038.96      331.72    2370.68
31-Dec-91M  Ethernet Cards                             M*200   5.00    3967.52  0.00     3967.52     3412.36      555.16    3967.52
31-Dec-91M  2 12 HG HUBS                               M*200   5.00    1385.60  0.00     1385.60     1191.60      194.00    1385.60
19-Jan-92M  2 LASER PRINTERS                           M*200   5.00    3572.26  0.00     3572.26     2795.84      690.15    3485.99
19-Jan-92M  4 COMPUTERS                                M*200   5.00    5795.68  0.00     5795.68     4536.29     1119.46    5655.75
19-Jan-92DM 6 COMPUTERS                                M*200   5.00    8693.58  0.00     8693.58     6804.49      629.70    7434.19
26-Feb-92M  COMPUADD                                   M*200   5.00    1199.44  0.00     1199.44      925.35      243.64    1168.99
26-Feb-92M  LASER PRINTER                              M*200   5.00    2477.84  0.00     2477.84     1912.09      502.89    2414.98
26-Feb-92M  COMPUTER                                   M*200   5.00    1736.33  0.00     1736.33     1339.68      352.58    1692.26
04-Mar-92M  NETWORK CARDS                              M*200   5.00    4844.90  0.00     4844.90     3685.12     1030.92    4716.04
04-Mar-92M  3 COMPUTERS                                M*200   5.00    2711.67  0.00     2711.67     2062.81      576.76    2639.57
12-May-92M  PRINTER, BACKUP TAPES                      M*200   5.00    1406.17  0.00     1406.17     1021.38      279.85    1301.23
12-May-92M  UPGRADES/ENHANCEMENTS                      M*200   5.00    3901.33  0.00     3901.33     2833.37      776.70    3610.07

ASSET DEPRECIATION SHORT REPORT - SORTED BY ASSET A/C
COMPANY:    NRA

METHOD:     1 FEDERAL       Std Conv Applied     YEAR END:    12/31/96
NOTES:      Range: 100-300 Include: All assets

                                                                                                         includes Section 179
                                                                                                    --------------------------------
Date Acq.   Description                                Meth.   Life     Cost  Sec. 179  Depr. Basis Beg A/Depr Curr Depr  End A/Depr
------------------------------------------------------------------------------------------------------------------------------------
12-May-92M  MODEM/FILLER                               M*200   5.00    1470.04  0.00     1470.04     1067.37      292.85    1360.22
12-May-92M  A1600 PRINTER                              M*200   5.00    1786.13  0.00     1786.13     1297.32      355.50    1652.82
12-May-92M  ETHERNET BOARD                             M*200   5.00     173.20  0.00      173.20      125.89       34.41     160.30
30-Jun-92M  GREAT PLAINS SOFTWARE CORP. - GA           M*200   5.00    3924.06  0.00     3924.06     3187.99      535.32    3723.31
30-Jun-92M  REPLACE MONITOR                            M*200   5.00     454.74  0.00      454.74      369.44       62.04     431.48
30-Jun-92M  LASER JET III PRINTER                      M*200   5.00    1652.70  0.00     1652.70     1342.69      225.46    1568.15
30-Jun-92M  386 SYSTEM BOARD                           M*200   5.00     399.99  0.00      399.99      324.96       54.57     379.53
30-Jun-92M  MODEM                                      M*200   5.00     703.63  0.00      703.63      571.64       95.99     667.63
31-Jul-92M  ETHERNET CARDS                             M*200   5.00    1060.85  0.00     1060.85      854.63      126.90     981.53
31-Jul-92M  EPSON PRINTER                              M*200   5.00     372.38  0.00      372.38      300.00       44.54     344.54
31-Jul-92M  3 COMPUTERS                                M*200   5.00    5796.79  0.00     5796.79     4669.89      693.48    5363.37
22-Sep-92M  DEDICATED CIRCUIT FOR REOMS                M*200   5.00    3707.56  0.00     3707.56     2986.82      443.53    3430.35
29-Dec-92M  HARD DRIVE FOR FILE SERVER                 M*200   5.00    2664.03  0.00     2664.03     2146.14      276.21    2422.35
29-Dec-92M  FAX MODEM                                  M*200   5.00     280.37  0.00      280.37      225.87       29.07     254.94
29-Dec-92M  CORPORATE FIXED ASSET SOFTWARE             M*200   5.00     795.00  0.00      795.00      640.45       82.43     722.88
18-Jan-93M  ETHERNET HUB                               M*200   5.00     676.56  0.00      676.56      418.94      121.23     540.17
27-Jan-93M  450M PC ACQUISITIONS                       M*200   5.00    4235.82  0.00     4235.82     2863.42      645.84    3509.26
27-Jan-93M  TURBO PLUS MODEM - ACQUISITIONS            M*200   5.00     313.93  0.00      313.93      212.21       47.87     260.08
27-Jan-93M  DESK JET 550C PRINTER                      M*200   5.00     741.51  0.00      741.51      501.26      113.06     614.32
09-Feb-93M  WORD PERFECT 5.1/WINDOWS                   M*200   5.00     296.61  0.00      296.61      200.51       45.22     245.73
09-Feb-93M  FICS COMMERCIAL LOAN SERVICING SYSTEM      M*200   5.00   24626.87  0.00    24626.87    16647.77     3754.87   20402.64
24-Feb-93M  NETWARE V3.11                              M*200   5.00    2165.00  0.00     2165.00     1463.54      330.10    1793.64
25-Feb-93M  GREAT PLAINS SOFTWARE                      M*200   5.00    3875.35  0.00     3875.35     2619.74      590.88    3210.62
26-Feb-93M  PROGRAMMING HISTORY FILES                  M*200   5.00    4330.00  0.00     4330.00     2927.08      660.20    3587.28
24-Mar-93M  UNIVERSAL POWER SUPPLY                     M*200   5.00     503.36  0.00      503.36      340.27       76.75     417.02
24-Mar-93M  5.0 GIG TRU                                M*200   5.00    5625.75  0.00     5625.75     3803.01      857.76    4660.77
31-Mar-93M  3 ETHERNET HUBS & 30 CARDS                 M*200   5.00    5250.13  0.00     5250.13     3549.08      800.49    4349.57
31-Mar-93M  FICS UPGRADE                               M*200   5.00    7577.50  0.00     7577.50     5122.39     1155.35    6277.74
31-Mar-93M  LASERJET 4 PRINTER                         M*200   5.00    1488.44  0.00     1488.44     1006.18      226.95    1233.13
27-Apr-93M  LINE CONDITIONERS FOR FILE SERVERS         M*200   5.00     482.64  0.00      482.64      326.26       65.84     392.10
27-Apr-93M  SOFTWARE @ EDIT 1.55                       M*200   5.00     354.00  0.00      354.00      239.30       48.29     287.59
29-Apr-93M  LASERJET PRINTER 4SI                       M*200   5.00    3246.42  0.00     3246.42     2194.58      442.88    2637.46
29-Apr-93M  NETWORK SOFTWARE                           M*200   5.00     612.70  0.00      612.70      414.18       83.59     497.77
29-Apr-93M  COMPUTER                                   M*200   5.00    2595.84  0.00     2595.84     1754.78      354.13    2108.91
29-Apr-93M  COMPUTER                                   M*200   5.00    2595.84  0.00     2595.84     1754.78      354.13    2108.91
29-Apr-93M  COMPUTER                                   M*200   5.00    2595.84  0.00     2595.84     1754.78      354.13    2108.91
29-Apr-93M  COMPUTER                                   M*200   5.00    2595.84  0.00     2595.84     1754.78      354.13    2108.91
29-Apr-93M  COMPUTER                                   M*200   5.00    2595.84  0.00     2595.84     1754.78      354.13    2108.91
29-Apr-93M  MEMORY UPGRADE                             M*200   5.00    1759.06  0.00     1759.06     1189.13      239.97    1429.10
30-Apr-93M  ETHERNET CARDS                             M*200   5.00     189.44  0.00      189.44      128.06       25.84     153.90
21-May-93M  ACCION ETHERNET CARDS                      M*200   5.00     644.09  0.00      644.09      435.41       87.87     523.28
25-May-93M  NETWARE UPGRADE                            M*200   5.00    3685.91  0.00     3685.91     2491.68      502.83    2994.51
25-May-93M  LASERJET PRINTER 4SI                       M*200   5.00    3342.76  0.00     3342.76     2259.71      456.02    2715.73
28-May-93M  LICENSE UPGRADE-LOTUS 3.4A                 M*200   5.00    6427.89  0.00     6427.89     4345.25      876.90    5222.15
28-May-93M  MS FOXPRO V2.5 DOS                         M*200   5.00     644.77  0.00      644.77      435.87       87.96     523.83
28-May-93M  486 COMPUTER                               M*200   5.00    2451.33  0.00     2451.33     1657.10      334.41    1991.51
28-May-93M  486 COMPUTER                               M*200   5.00    2451.33  0.00     2451.33     1657.10      334.41    1991.51
28-May-93M  486 COMPUTER                               M*200   5.00    2451.33  0.00     2451.33     1657.10      334.41    1991.51
28-May-93M  486 COMPUTER                               M*200   5.00    2451.33  0.00     2451.33     1657.10      334.41    1991.51
28-May-93M  LOTUS                                      M*200   5.00     624.65  0.00      624.65      422.26       85.22     507.48
30-Jun-93M  AST 486 SX25                               M*200   5.00    1526.33  0.00     1526.33     1031.80      208.22    1240.02
30-Jun-93M  MEMORY                                     M*200   5.00     535.84  0.00      535.84      362.23       73.10     435.33
30-Jun-93M  MEMORY                                     M*200   5.00    1407.24  0.00     1407.24      951.29      191.98    1143.27
30-Jun-93M  MEMORY                                     M*200   5.00     535.84  0.00      535.84      362.23       73.10     435.33
30-Jun-93M  MEMORY                                     M*200   5.00     535.84  0.00      535.84      362.23       73.10     435.33
30-Jun-93M  HARVARD GRAPHICS                           M*200   5.00     438.59  0.00      438.59      296.49       59.83     356.32
27-Aug-93M  SCANJET IIP INTERFACE                      MA200   5.00     778.32  0.00      778.32      526.14      100.87     627.01
27-Aug-93M  TYPEREADER - WINDOWS                       MA200   5.00     514.19  0.00      514.19      347.59       66.64     414.23
27-Aug-93M  COMPUTER                                   MA200   5.00    2105.46  0.00     2105.46     1423.29      272.87    1696.16
27-Aug-93M  JET DIRECT CARD                            MA200   5.00     405.94  0.00      405.94      274.41       52.61     327.02
31-Aug-93M  AUTO DOCUMENT FEEDER                       MA200   5.00     286.86  0.00      286.86      193.92       37.18     231.10
16-Sep-93M  UNKNOWN                                    MA200   5.00    3767.36  0.00     3767.36     2546.74      488.25    3034.99
20-Oct-93M  UNKNOWN                                    MA200   5.00    1488.44  0.00     1488.44     1006.30      192.86    1199.16
28-Feb-94M  COMPUTER                                   MA200   5.00    1723.29  0.00     1723.29     1051.21      268.83    1320.04
28-Feb-94M  COMPUTER                                   MA200   5.00    1723.29  0.00     1723.29     1051.21      268.83    1320.04
28-Feb-94M  COMPUTER                                   MA200   5.00    1723.29  0.00     1723.29     1051.21      268.83    1320.04
21-Mar-94M  COLOR MONITOR                              MA200   5.00     300.00  0.00      300.00      183.00       46.80     229.80
21-Mar-94M  COLOR MONITOR                              MA200   5.00     300.00  0.00      300.00      183.00       46.80     229.80
21-Mar-94M  COLOR MONITOR                              MA200   5.00     300.00  0.00      300.00      183.00       46.80     229.80
21-Mar-94M  LOTUS & WORDPERFECT                        MA200   5.00    1840.80  0.00     1840.80     1380.56      184.10    1564.66
30-Mar-94M  BUFFALO BOX CABLES                         MA200   5.00     994.82  0.00      994.82      606.84      155.19     762.03
14-Jul-94M  UNKNOWN                                    MA200   5.00    7657.61  0.00     7657.61     3752.23     1562.15    5314.38
31-Aug-94M  UNKNOWN                                    MA200   5.00     761.99  0.00      761.99      373.38      155.44     528.82
30-Sep-94M  UNKNOWN                                    MA200   5.00    5855.30  0.00     5855.30     2869.10     1194.48    4063.58
15-Nov-94M  UNKNOWN                                    MA200   5.00    4350.50  0.00     4350.50     1870.72      991.91    2862.63
01-Mar-95   INSIG                                      MA200   5.00    3357.00  0.00     3357.00      671.40     1074.24    1745.64
03-Mar-95   ATL NETWORK                                MA200   5.00     337.87  0.00      337.87       67.57      108.12     175.69
01-Aug-95   ORBIT                                      MA200   5.00    5825.00  0.00     5825.00     1165.00     1864.00    3029.00
01-Aug-95   2 HP JETDIRECT PRINTERS                    MA200   5.00    1106.94  0.00     1106.94      221.39      354.22     575.61
01-Aug-95   ACER 486VLB DX4 W/ZIF 25 @$1,165.00        MA200   5.00    1165.00  0.00     1165.00      233.00      372.80     605.80
18-Sep-95   7-AMD 486DX4/100MHZ 3.3V                   MA200   5.00    8155.00  0.00     8155.00     1631.00     2609.60    4240.60
22-Oct-95   7-AMD 486DX4/100MHZ 3.3V                   MA200   5.00    8155.00  0.00     8155.00     1631.00     2609.60    4240.60
22-Oct-95   6-AMD 486DX4/100MHZ 3.3V                   MA200   5.00    7545.00  0.00     7545.00     1509.00     2414.40    3923.40

ASSET DEPRECIATION SHORT REPORT - SORTED BY ASSET A/C
COMPANY:    NRA

METHOD:     1 FEDERAL       Std Conv Applied     YEAR END:    12/31/96
NOTES:      Range: 100-300 Include: All assets

                                                                                                         includes Section 179
                                                                                                    --------------------------------
Date Acq.   Description                                Meth.   Life     Cost  Sec. 179  Depr. Basis Beg A/Depr Curr Depr  End A/Depr
------------------------------------------------------------------------------------------------------------------------------------
20-Nov-95   HJ LJ4 PRINTER                             MA200   5.00    2590.16  0.00     2590.16      518.03      828.85    1346.88
29-Nov-95   BACKUP MACHINE FOR ALL 6 OFFICES           MA200   5.00    4031.62  0.00     4031.62      806.32     1290.12    2096.44
01-Dec-95   MICRON COMPUTERS                           MA200   5.00    1655.62  0.00     1655.62      331.12      529.80     860.92
01-Dec-95   MICRON COMPUTERS                           MA200   5.00    8180.10  0.00     8180.10     1636.02     2617.63    4253.65
29-Dec-95   ORBIT                                      MA200   5.00    1407.31  0.00     1407.31      281.46      450.34     731.80
29-Dec-95   CDW COMPUTERS                              MA200   5.00    1441.73  0.00     1441.73      288.35      461.35     749.70
31-Dec-95   MICRON COMPUTERS                           MA200   5.00    1636.02  0.00     1636.02      327.20      523.53     850.73
31-Dec-95   PERIFITECH                                 MA200   5.00    4392.53  0.00     4392.53      878.51     1405.61    2284.12
31-Dec-95   MICRON COMPUTERS                           MA200   5.00    1135.50  0.00     1135.50      227.10      363.36     590.46
31-Dec-95   PERIFITECH                                 MA200   5.00    4451.00  0.00     4451.00      890.20     1424.32    2314.52
31-Dec-95   PERIFITECH                                 MA200   5.00    2892.77  0.00     2892.77      578.55      925.69    1504.24
01-Feb-96A  4-Acer 486 VLB Complete                    MA200   5.00    4814.39  0.00     4814.39        0.00      962.88     962.88
01-Feb-96A  2-Simms 32MB                               MA200   5.00    2236.50  0.00     2236.50        0.00      447.30     447.30
01-Feb-96A  V Aerial Pentium Server, 32 MB Simms       MA200   5.00   11322.05  0.00    11322.05        0.00     2264.41    2264.41
01-Feb-96A  APC Smart Ups Online                       MA200   5.00    1129.54  0.00     1129.54        0.00      225.91     225.91
01-Feb-96A  Aerial Pentium Server & Disk 32 MB Si      MA200   5.00   16804.67  0.00    16804.67        0.00     3360.93    3360.93
01-Mar-96A  Upgrade for Laptop-Winbook XP5             MA200   5.00    3476.94  0.00     3476.94        0.00      695.39     695.39
01-Mar-96A  Upgrade for Laptop-Winbool XP5             MA200   5.00    3476.94  0.00     3476.94        0.00      695.39     695.39
01-Apr-96A  Aerial Pentium Server L100/0               MA200   5.00    4759.49  0.00     4759.49        0.00      951.90     951.90
01-Apr-96A  2-64MB simms 70ns                          MA200   5.00    4952.25  0.00     4952.25        0.00      990.45     990.45
01-Apr-96A  Aerial 8 Device Power Hot Swap             MA200   5.00    1543.18  0.00     1543.18        0.00      308.64     308.64
01-Apr-96A  4 Aerial 4.2 Gb Disk                       MA200   5.00    5959.74  0.00     5959.74        0.00     1191.95    1191.95
01-Apr-96A  APC Smart UPS 2200 Online                  MA200   5.00    1125.00  0.00     1125.00        0.00      225.00     225.00
01-Apr-96A  HP LJ4 12PPM & Universal Tray              MA200   5.00    1726.76  0.00     1726.76        0.00      345.35     345.35
01-May-96A  Netware 4.1 25 user external CD-ROM        MA200   5.00    4025.84  0.00     4025.84        0.00      805.17     805.17
01-Jun-96A  3-Power Builder-Data Modeling & Prog.      MA200   5.00   19653.01  0.00    19653.01        0.00     3930.60    3930.60
01-Jun-96A  NOV*IX Client Server-10 user               MA200   5.00    1475.00  0.00     1475.00        0.00      295.00     295.00
01-Jun-96A  Connect Microfost 2 Mail & 2 SMTP-UN       MA200   5.00    2209.68  0.00     2209.68        0.00      441.94     441.94
01-Jun-96A  Novell 3.12 SN#00288037                    MA200   5.00    2239.13  0.00     2239.13        0.00      447.83     447.83
01-Jun-96A  VAerial Pentium Server, 32MB Simms         MA200   5.00   15782.27  0.00    15782.27        0.00     3156.45    3156.45
01-Jul-96A  64MB Simms,Pentium Upgrade                 MA200   5.00    3395.17  0.00     3395.17        0.00      679.03     679.03
01-Jul-96A                                             MA200   5.00       0.00  0.00        0.00        0.00        0.00       0.00
01-Jul-96A  Aerial & Device Power Swap, 4.2Gb disk     MA200   5.00    5082.22  0.00     5082.22        0.00     1016.44    1016.44
01-Jul-96A  Aerial 8 Device Tower,Int 8Gb DAT-drive    MA200   5.00    4853.24  0.00     4853.24        0.00      970.65     970.65
01-Jul-96A  CPU,Intel Pentium 100 MHZ                  MA200   5.00    1246.79  0.00     1246.79        0.00      249.36     249.36
01-Jul-96A  2 Network 3 User upgrades                  MA200   5.00    2806.00  0.00     2806.00        0.00      561.20     561.20
01-Sep-96A  CPU, Intel Pentium 100 MHZ                 MA200   5.00    1234.00  0.00     1234.00        0.00      246.80     246.80
01-Sep-96A  CPU, Intel Pentium 100 MHZ                 MA200   5.00    1234.00  0.00     1234.00        0.00      246.80     246.80
01-Sep-96A  CPU, Intel Pentium 100 MHZ                 MA200   5.00    1234.00  0.00     1234.00        0.00      246.80     246.80
01-Sep-96A  CPU, Intel Pentium 100 MHZ                 MA200   5.00    1234.00  0.00     1234.00        0.00      246.80     246.80
01-Oct-96A  Three-user Network upgrade                 MA200   5.00    1050.00  0.00     1050.00        0.00      210.00     210.00
01-Oct-96A  Internal 8Gb Aerial DAT Drive & Cbl        MA200   5.00    1259.38  0.00     1259.38        0.00      251.88     251.88
01-Nov-96A  CPU, Intel Pentium 100 MHZ                 MA200   5.00    2478.00  0.00     2478.00        0.00      495.60     495.60
01-Dec-96A  CPU, Intel Pentium 166 MHZ                 MA200   5.00    1509.05  0.00     1509.05        0.00      301.81     301.81
31-Dec-96A  CPU 100 100MHZ Pentium Processor           MA200   5.00    1332.45  0.00     1332.45        0.00      266.49     266.49

Totals for ASSET A/C:  200                                           756029.49  0.00   755979.49   481297.93              576913.04
Less: Disposed Assets  (Curr Depr:  1382.04)                         116551.81  0.00   116551.81   112656.51              114038.55
                                                                    ---------- -----   ---------   ---------              ---------
Net Totals for ASSET A/C:  200                         (206 assets)  639477.68  0.00   639427.68   368641.42    95615.11  462874.49
-------------------------------------------------------             ========== =====   =========   =========    ========  =========
A/C# 300    BUILDINGS
-------------------------------------------------------
30-Nov-94   PORTER, WRIGHT, MORRIS & ARHTUR            MSL    40.00    8500.00  0.00     8500.00      221.60      212.50     434.10
01-Dec-94   PURCHASE OF BUILDING                       MSL    40.00 1022655.00  0.00  1022655.00    26951.50    25566.38   52517.88
31-Dec-94   ARCON INTERESTS                            MSL    40.00   76340.02  0.00    76340.02     1990.18     1908.50    3898.68
30-Jan-95   ARCON INTERESTS                            MSL    40.00   21067.68  0.00    21067.68      504.75      526.69    1031.44
31-May-95   ARCCON INTERESTS                           MSL    40.00    3909.86  0.00     3909.86       61.09       97.75     158.84

Totals for ASSET A/C:  300                             (5 assets)   1132472.56  0.00  1132472.56    29729.12    28311.82   58040.94
                                                                    ========== =====  ==========    ========    ========   ========

Grand Totals for all accounts:                                      2373725.16  0.00  2373675.16   791861.38             1010344.98
Less:  Disposed assets  (Curr Depr:  1382.04)                        116551.81  0.00   116551.81   112656.51              114038.55
                                                                    ---------- -----  ----------   ---------             ----------
Net Totals for all accounts:                           (705 assets) 2257173.35  0.00  2257123.35   679204.87   218483.60  896306.43
                                                                    ========== =====  ==========   =========   ========= ==========


Codes that may appear next to date acquired: A-Addition, D-Disposal, T-Traded, M-Mid Quarter Applied

                                SCHEDULE 4.1(g)

                        CONTRACTS AND OTHER INSTRUMENTS

Seller operates under the following asset management and disposition contracts:

         1. PAMI/ALI-NorthCorp Master Asset Management and Servicing Agreement;

         2. Asset Management and Servicing Agreement between Columbus Realty Investment Corporation and Columbus Property Corporation and NorthCorp Realty Advisors, Inc.;

         3. Sub-Servicing Agreement with EQ Services;

         4. Sub-Servicing Agreement with AMRESCO Management Inc.; and

         5. Subservicing Agreement between CMC TEJV-1, L.L.C. and Crown NorthCorp, Inc.

Crown Revenue Services operates under asset management and disposition contracts with:

         1. The Board of Participants of Port Liberte Partners;

         2. CRS Bond Portfolio, L.P. and CRS Bond Portfolio I, L.P.

Eastern Realty Corporation operates under the following asset management contracts:

         1. A Loan Advisory Agreement with COMAC Ramser Properties, LLC;

         2. An Advisory Agreement with COMAC West Partners, L.P.;

         3. A Portfolio Management Agreement with COMAC Ramser Properties, LLC;

         4. A Management Agreement with Baltimore Portfolio REO Holdings, L.P.;

         5. An Advisory Agreement Potomac Mid-Atlantic Partners, L.P.;

         6. A Portfolio Management Agreement with Potomac Mid-Lantic Partners, L.P.; and

         7. A Portfolio Management Agreement with Providence Land Partners,
L.P.

Other agreements, instruments, leases, licenses, arrangements or understandings under which the Seller and its Subsidiaries operate are set forth on Schedule 4.1(f) [Properties] and Schedule 4.1 (k) [Intellectual Property Rights].

                                SCHEDULE 4.1(h)

                                   EMPLOYEES

(i)    See attached benefit summary

(ii)   No information to be scheduled

(iii)  No information to be scheduled

(iv)   No information to be scheduled

(v)    No information to be scheduled

(vi)   See attached schedule

                           EMPLOYEE BENEFITS SUMMARY

VACATION

         Vacation is accrued as follows:

         Initial Partial Year                    Pro Rata (Maximum of 5 days)
         Calendar Years 1-4                      10 days per year
         Calendar Years 5-9                      15 days per year
         Over 10 Years                           20 days per year

HOLIDAYS

         The following days are observed as paid holidays:

         New Years Day
         Martin Luther King Day
         Memorial Day
         Independence Day
         Labor Day
         Thanksgiving Day
         The Day after Thanksgiving
         Christmas Day

SICK LEAVE/DISABILITY PAY

         An employee is entitled to 5 days of sick leave per year, and may carry over up to five sick days into the following calendar year.

         An employee is entitled to half-pay for up to twenty days of a disability.

PERSONAL DAYS

         An employee is entitled to two personal days which may not be carried over.

TUITION REIMBURSEMENT

         The company currently provides tuition reimbursement up to an annual maximum of $1,000 for classes in a related field.

EMPLOYEE BENEFITS SUMMARY
PAGE 2

COMPANY PAID INSURANCE

         Health insurance is provided through Avalon Benefits Services. The company pays for the employee's share of premiums, and the company fully funds a Medical Incentive Reimbursement Account. The plan has a PPO attached with both in and out of network benefits. The PPO's are office specific.

         A life insurance policy in the amount of twice annual salary, not to exceed $50,000, is provided through Erie Life.

VOLUNTARY INSURANCE

         Short-term and long-term disability are available on a payroll deduction basis through Paul Revere.

         Dental insurance is available on a payroll deduction basis through American Prepaid Dental.

401(k)

         An employee retirement program or 401(k) is offered through T. Rowe Price. Employees can differ up to 15% of their pay, up to current IRS maximums. The company will match 25% of deferral contributed, not exceeding 1% of the employee's annual salary or 25% of maximum deferral allowed.

125 FLEXIBLE SPENDING ACCOUNT

         A flexible spending account is set up through Avalon benefits for pre-tax deductions for all insurance premiums, excluding disability, dependent care and medical expenses.

                               CROWN // NORTHCORP
                     EMPLOYEE LISTING AS OF MARCH 28, 1997

                                     ANNUALIZED
LAST NAME     FIRST NAME  LOCATION     SALARY
---------     ----------  --------   ----------
Roark         Ronald      Columbus     $300,000
Friedberg     Rob         Hoboken      $125,000
Rollins       Jay         D.C.         $125,000
Brock         Richard     Columbus     $115,000
Stanley       William     Atlanta      $115,000
Melchi        Dean        Columbus     $110,000
Druseikis     Ray         Columbus      $90,750
Jenkins       Grace       Columbus      $90,000
Jacoby        Robert      D.C.          $88,147
Farrell, Jr.  Robert      Hoboken       $88,000
Clayton       Mark        Atlanta       $84,000
Barnett       Don         Columbus      $80,000
Lewis         Ricky       Dallas        $78,900
Lloyd         Jerry       Atlanta       $77,250
Sanders III   John        Dallas        $77,250
Wilson        David       Dallas        $76,000

TOTAL EMPLOYEES  16                  $1,720,297

                                SCHEDULE 4.1(j)

                               AUTHORITY TO SELL

Except for such consents or filings as may be required by various state Blue Sky laws, no consents, authorizations, approvals, orders, licenses, certificates or permits of or from, or declarations of filings, with any federal, state, local, or other government authority or any court or other tribunal are required.

No consents of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Seller or and Subsidiary is a party, or to which it or any of its businesses, properties, or assets are subject, are required.

                                SCHEDULE 4.1(k)

                          INTELLECTUAL PROPERTY RIGHTS

The Seller and the Subsidiaries license the computer software set forth below:

SOFTWARE IN USE AT CROWN NORTHCORP:

McCracken Financial Services' Strategy loan servicing system was acquired by Crown NorthCorp in 1996 as a replacement for the FICS loan servicing system, which was deemed inadequate for our needs. Strategy enjoys an excellent reputation among loan servicers, rating agencies, and others, having been selected by nine of the ten largest servicers in the nation. However, Crown NorthCorp has also found it necessary to enhance the functionality of the Strategy system by creating supplementary programs for the generation of General Ledger entries and funds transfer capabilities. This work was performed by Ms. Landa, with guidance from Messrs.. Gliem, Payne and England.

Databases are regularly provided to clients in lieu of paper-based reporting for managed assets. These client databases are assembled from the files of the Asset Management database, the General Ledger and the Strategy loan servicing system using a series of reports and programs developed by Ms. Landa and Mr. England.

Commercial software:

Productivity Software:
  ACT for Windows v2.0                        Contact management
  Corel Draw v5.0
  Freelance Graphics v2.1
  HiJaak Pro v2.0                             Screen capture utility
  HotDog Web Editor                           HTML editor
  Lotus 123 v5.0
  Microsoft Works v3.0
  Microsoft Excel v5.0
  Microsoft PowerPoint v4.0
  Microsoft Word v6.0
  Power Translator
  Snap Graphics v1.0
  Visio v3.0
  WordPerfect v6.1
  Carera Pro                                  Scanner OCR

Desktop Operating Systems:
  Microsoft DOS v6.22

  Microsoft Windows for Workgroups v3.11

Network Operating Systems & Connectivity:
  Novell NetWare v3.11
  Novell NetWare v3.12
  Novell NetWare v4.10
  NetWare Connect v2.0                        Communications server
  NOV*IX v3.11                                IPX-IP gateway
  NetWare for SAA v2.0                        AS/400 gateway
  Newport Systems Enterprise Router           Wide Area Network communications
  Reflections v6.01                           AS/400 connectivity
  RUMBA Access/400 v3.0                       AS/400 connectivity
  Firewall 1                                  InterNet firewall
  SMTP & MHS Mail Gateways                    InterNet mail connectivity

Mid-Range Operating Systems:
  OS/400 v3r1

Network & Utility Software:
  Hewlett Packard JetAdmin                     Network printer administration
  Lan Escort v3.52c                            Windows desktop administration
  SofTrack v2.70c                              Application metering
  ClickNet v2.41                               Network diagraming
  Clientele - IS v2.01                         Help desk software
  Data Junction v5.1                           File format translator
  McAfee Viruscan For Win v2.52                Virus scanning
  WinZip v6.0                                  File compression
  ARCserve v5.01g                              Tape backup
  McAfee Netshield v2.32                       Virus scanning
  PowerChute Plus v4.24                        Power monitoring

Communications Software:
  Adobe Acrobat Reader v.2.1
  Business Express/PC                          Bank account access
  CompuServe v2.01
  Edgar Link                                   SEC filings
  Mornet Manager                               FNMA filings
  Mortgage Bankers Fin Reporting
  Microsoft Mail v3.5                          Internal e-mail
  Netscape v3.0                                Web browser
  PcAnyWhere v2.0                              General purpose communications
  Procomm for Windows v2.0                     General purpose communications

Reference Software:
  Anderson's Ohio Law on Disk v3.1

  CCH Securities Law v2.0
  CT Advantage v3.0                            Public record filings
  Multifamily Guide Express                    FNMA regulations

Database & Development Software:
  Clipper v5.3
  Crystal Reports v4.5
  DataEase v5.11
  DB2/400
  Dbase III
  Dbase IV
  Dclip v3.53
  FoxPro for DOS v2.6
  FoxPro for Windows v2.6a
  Microsoft Access v2.0
  PowerBuilder 5.0
  R&R for SQL v6.5
  R&R for Xbase v6.5
  R&R for RUMBA v6.0
  S-Designor v5.1                              Data modeling
  Advantage Database Server v4.00              Database management
  Gupta SQL Server v6.01
  Sybase SQL Anywhere Network Server v5.5

Administrative Software:
  Plan Manager v3.20b                          401(k) administration
  ADP Payroll v6.0
  Asset Keeper v11                             Fixed assets
  Descriptions Now v3.01
  FloorPlan Plus v2.0
  ManagePro v3.1
  Platinum Accounting Series                   Corporate G/L
  Skills Assessment Testing

Asset Management Software:
  Argus v6.0                                   Real estate performance modeling
  Workout Prospector v1.13                     Freddie Mac workout modeling
  Strategy Document Generation

Not in Use:
  FICS Loan Servicing v4.10
  Great Plains Asset Accounting
  Power Translator
  System Once Access

                                SCHEDULE 4.1(l)

                                   INSURANCE

COVERAGE                            CARRIER                   POLICY NO.
--------                            -------                   ----------
Property & Contents                 Kemper Group              3MG421774-02

Valuable Papers                     Kemper Group              3MG421774-02

Electronic Equipment                Kemper Group              3MG421774-02

Commercial General Liability        Kemper Group              3MG421774-02

Boiler & Machinery                  Kemper Group              3XA029110-00

Automobile                          Kemper Group              E3C0018977

Worker's Compensation               Kemper Group              3CM943670-02

Umbrella Liability                  Kemper Group              3MG421774-02

Errors & Omissions                  American Dynasty          TER1214420
                                    Surplus Lines Ins. Co.

Directors & Officers                American Dynasty          TDO 1235936
                                    Surplus Line Ins. Co.

Fiduciary Liability                 Aetna Casualty &          FF100963396
                                    Surety Company

Crime                               U S F & G Co.             CCR145598122

Kidnap & Ransom                     Chubb                     8145-42-48

Flood                               Omaha Property &          3-0062-5564-4
                                    Casualty Co.

                                SCHEDULE 4.1(m)

                           RELATED PARTY TRANSACTIONS

Neither the Seller nor any of its Subsidiaries is directly a party to any oral or written contract, agreement, lease or arrangement with, or written contract, agreement, lease or arrangement with or commitment to any Related Party. No Related Party directly or indirectly owns or controls any assets or properties used in the business of the Seller or any Subsidiary. No Related Party, directly or indirectly, engages in or has any significant interest in any business which is a competitor, customer or supplier of the Seller or any Subsidiary.

During 1996, the Seller engaged in the following transactions with Ronald E. Roark or his affiliates:

         1. The Seller and its Subsidiaries incurred $11,405.89 in rent expense to Cliffs Purchase Company, Ltd. an affiliate of Mr. Roark, for the storage of extensive records and equipment.

         2. The Seller and its Subsidiaries incurred $16,870.40 in expense to Trident Air Services, Inc., an affiliate of Mr. Roark.

         3. The Seller performed servicing, accounting and consulting services for various companies affiliated with Mr. Roark. Revenues generated for these services were $85,968.58.